Scudder Variable Series II

o  Scudder Growth Portfolio



Prospectus

May 1, 2003



Class A Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolio Works                                     Your Investment in the Portfolio

  3   Scudder Growth Portfolio                                8   Buying and Selling Shares

  7   Other Policies and Risks                                9   How the Portfolio Calculates Share Price

  7   Investment Advisor                                      9   Distributions

                                                              9   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   14.62       -4.62      32.97       21.63      21.34      15.10       37.12      -19.06     -22.34     -29.41

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2003 Total Return as of March 31: -0.22%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -29.41                -6.88                 4.22
Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.64
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management        and the portfolio in 2002.
   the portfolio in 2002.                    and the portfolio in 2002.            o Previous experience includes 15
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight      years' investment industry
   Selection Team.                           years' investment industry              experience, most recently as
 o Previous experience includes 18           experience at Mason Street Advisors     Director-- Common Stock at Mason
   years' investment industry experience     where he served most recently as        Street Advisors.
   at Mason Street Advisors, most            Director-- Common Stock.              o MBA, University of Chicago.
   recently serving as Managing Director   o MBA, Marquette University.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.05    $30.12   $40.54    $29.57    $30.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .01^b     .03^b   (.01)^b   (.01)^b    .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.20)    (6.75)   (6.81)    10.98      4.59
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.19)    (6.72)   (6.82)    10.97      4.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.03)      --        --      (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.31)   (3.60)       --     (5.00)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --      (.01)      --        --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --     (2.35)   (3.60)       --     (5.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.86    $21.05   $30.12    $40.54    $29.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (29.41)   (22.34)  (19.06)    37.12     15.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       246       420      583       738       629
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .64       .63      .65       .66       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .07       .13     (.03)     (.04)      .28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   38        73       65        87       109
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, make the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. The portfolio paid 0.60% for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                       TOTAL ASSETS - TOTAL LIABILITIES
                     -----------------------------------   = NAV
                     TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  Scudder Aggressive Growth Portfolio                           o  Scudder Total Return Portfolio

o  Scudder Blue Chip Portfolio                                   o  SVS Davis Venture Value Portfolio

o  Scudder Contrarian Value Portfolio                            o  SVS Dreman Financial Services Portfolio

o  Scudder Fixed Income Portfolio                                o  SVS Dreman High Return Equity Portfolio

o  Scudder Global Blue Chip Portfolio                            o  SVS Dreman Small Cap Value Portfolio

o  Scudder Government Securities Portfolio                       o  SVS Eagle Focused Large Cap Growth Portfolio

o  Scudder Growth Portfolio                                      o  SVS Focus Value+Growth Portfolio

o  Scudder High Income Portfolio                                 o  SVS Index 500 Portfolio

o  Scudder International Select Equity Portfolio                 o  SVS INVESCO Dynamic Growth Portfolio

o  Scudder Money Market Portfolio                                o  SVS Janus Growth And Income Portfolio

o  Scudder Small Cap Growth Portfolio                            o  SVS Janus Growth Opportunities Portfolio

o  Scudder Strategic Income Portfolio                            o  SVS Oak Strategic Equity Portfolio

o  Scudder Technology Growth Portfolio                           o  SVS Turner Mid Cap Growth Portfolio




Prospectus

May 1, 2003



Class A Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                                                  Your Investment in the Portfolios

  3   Scudder Aggressive Growth               68   SVS Dreman Financial Services         116   Buying and Selling Shares
      Portfolio                                    Portfolio
                                                                                         117   How the Portfolios Calculate
  7   Scudder Blue Chip Portfolio             72   SVS Dreman High Return                      Share Price
                                                   Equity Portfolio
 11   Scudder Contrarian Value                                                           117   Distributions
      Portfolio                               76   SVS Dreman Small Cap Value
                                                   Portfolio                             117   Taxes
 15   Scudder Fixed Income
      Portfolio                               80   SVS Eagle Focused Large Cap
                                                   Growth Portfolio
 20   Scudder Global Blue Chip
      Portfolio                               84   SVS Focus Value+Growth
                                                   Portfolio
 24   Scudder Government
      Securities Portfolio                    88   SVS Index 500 Portfolio

 28   Scudder Growth Portfolio                92   SVS INVESCO Dynamic
                                                   Growth Portfolio
 32   Scudder High Income Portfolio
                                              96   SVS Janus Growth And Income
 37   Scudder International Select                 Portfolio
      Equity Portfolio
                                             100   SVS Janus Growth
 41   Scudder Money Market                         Opportunities Portfolio
      Portfolio
                                             104   SVS Oak Strategic Equity
                                                   Portfolio
 44   Scudder Small Cap Growth
      Portfolio                              108   SVS Turner Mid Cap Growth
                                                   Portfolio
 48   Scudder Strategic Income
      Portfolio                              112   Other Policies and Risks

 54   Scudder Technology Growth              113   Investment Advisor
      Portfolio
                                             114   Portfolio Subadvisors
 59   Scudder Total Return Portfolio

 64   SVS Davis Venture Value
      Portfolio


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities -- mainly common stocks -- of US companies. Although the portfolio can invest in stocks of small, mid-sized and large companies and any market sector, it may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth Orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices decline and may sell fully valued companies when prices rise.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated, other investments offer better opportunities or to adjust its emphasis in a given industry.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Stocks of small companies (including most that issue IPOs) can be highly volatile because their prices often depend on future expectations. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio invests in a given sector, any factors affecting that sector could affect portfolio securities. For example, technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Non-Diversification Risk. The fact that the portfolio is classified as non-diversified and can invest a larger percentage of assets in a given stock than a diversified portfolio, increases its risk, because any factors affecting a given company could affect portfolio performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o     derivatives could produce disproportionate losses

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher returns.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------
                                                2000       2001       2002
-------------------------------------------------------------------------------

                                               -4.96      -21.76     -30.66

For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 2001                   Worst Quarter: -25.94%, Q3 2001

2003 Total Return as of March 31: 0.57%

Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -30.66                       -8.53

Index 1                                -22.10                       -9.53

Index 2                                -28.03                      -14.47

Index 3                                -21.54                       -8.59
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.**

Index 2: Russell 3000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.**

Index 3: Russell 3000 Index, an unmanaged index composed of the largest-capitalized US-domiciled companies whose stocks trade in the US.**

*   Since 5/1/99. Index comparisons begin 4/30/99.

** The portfolio historically measured its performance against the S&P 500 Index and the Russell 3000 Index. Prospectively, the portfolio intends to measure its performance against the Russell 3000 Growth Index rather than the Russell 3000 Index because the advisor believes it better reflects the capitalization range of portfolio investments and investment style.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.81
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Aggressive Growth Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                       1 Year              3 Years             5 Years             10 Years
--------------------------------------------------------------------------------------------------------
Class A shares                 $83                 $259                 $450               $1,002
--------------------------------------------------------------------------------------------------------


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                          Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management    CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio.  Management and Portfolio Manager
portfolio.                                 o Joined Deutsche Asset Management in   of the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of experience   o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           as analyst at Ernst & Young, LLP,        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Evergreen Asset Management and         o Portfolio manager with a primary
   focus on the credit                       Standard & Poor's Corp.                  focus on the consumer and capital
   sensitive, communications services,     o Portfolio manager for US small- and      goods sectors.
   energy, process industries and            mid-cap equity and senior small-cap    o Vice President of Mutual of America
   transportation sectors.                   analyst for technology.                  from 1993-2000.
 o Over 30 years of investment industry    o MS, American University, Kogod         o Over 21 years of financial industry
   experience.                               School of Business.                      experience.
 o BBA, Pace University Lubin School of    o Joined the portfolio in 2002.          o MBA, Stern School of Business,
   Business.                                                                          New York University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Aggressive Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a    1999^a,b
--------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.22   $13.20    $13.99    $10.00
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                             (.01)     .06       .18       .06
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.11)   (2.92)     (.87)     3.93
--------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.12)   (2.86)     (.69)     3.99
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.04)    (.12)       --        --
--------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --      (.10)       --
--------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.04)    (.12)     (.10)       --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.06   $10.22    $13.20    $13.99
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.66)  (21.76)    (4.96)    39.89^d**
--------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         44       71        66        12
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81      .86       .95      2.66*
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81      .86       .94       .50*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.19)     .58      1.22       .80*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    71       42       103        90*
--------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Scudder Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2002, the S&P 500 Index had a median market capitalization of $6.73 billion) and that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industries and strong management. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting its emphasis on or within a given industry.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio invests in a given sector, any factors affecting that sector could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o     growth stocks may be out of favor for certain periods

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                           1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                          13.84       25.24      -7.84      -15.81     -22.11

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -17.43%, Q3 2001

2003 Total Return as of March 31: -3.49%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year          5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A          -22.11           -2.94                 -0.70

Index                         -21.65           -0.58                  3.36
--------------------------------------------------------------------------------

Index: Russell 1000 Index, an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*   Since 5/1/97. Index comparison begins 4/30/97.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                          0.69
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Blue Chip Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $70            $221           $384           $859
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Koziol                              Michael S. Patchen
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management
Management and Co-Manager of              and Co-Manager of the portfolio.
the portfolio.                             o Head of Global Quantitative Equity
 o Joined Deutsche Asset Management in       Portfolio Management: New York.
   2001 as head of Global Quantitative     o Joined Deutsche Asset Management in
   Equity Research and international         2000, with four years of experience
   portfolio manager.                        in managing global quantitative
 o Head of Global Quantitative Equities:     mandates including hedge funds and
   New York.                                 separate accounts at AQR Capital
 o Six years of experience as principal      Management and Goldman Sachs Asset
   in the Advanced Strategies and            Management.
   Research Group at Barclay's Global      o BAS from University of
   Investors, where he developed             Pennsylvania, BS from the Wharton
   quantitative equity, fixed income and     School.
   hedge fund products, and as an          o Joined the portfolio in 2002.
   investment banker at Salomon Brothers.
 o MBA, Massachusetts Institute of
   Technology.
 o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.07    $14.41   $15.69    $12.60   $11.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .07^b     .05^b    .07^b     .09^b    .10
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.73)    (2.33)   (1.29)     3.08     1.45
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.66)    (2.28)   (1.22)     3.17     1.55
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.04)     (.06)    (.06)     (.08)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.04)     (.06)    (.06)     (.08)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.37    $12.07   $14.41    $15.69   $12.60
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.11)   (15.81)   (7.84)    25.24    13.84
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       174       240      228       185       78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .69       .69      .71       .71      .76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .69       .69      .71       .70      .76
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .65       .42      .44       .67     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  195       118       86        64      102
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Contrarian Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2002, the Russell 1000 Value Index had a median market capitalization of $2.566 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on one or more sectors, any factors affecting those sectors could affect portfolio securities. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o  value stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o  derivatives could produce disproportionate losses

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                  1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 30.38      19.26      -10.21      16.13       1.87      -14.98

For the periods included in the bar chart:

Best Quarter: 15.90%, Q4 2000                   Worst Quarter: -19.06%, Q3 2002

2003 Total Return as of March 31: -5.44%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A       -14.98               1.49                7.78

Index                      -15.52               1.16                7.73
--------------------------------------------------------------------------------

Index: Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

*   Since 5/1/96. Index comparison begins 4/30/96.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                          0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Contrarian Value Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Thomas Sassi                                 Frederick L. Gaskin
  Managing Director of Deutsche Asset          Senior Vice President of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the
  portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in
     1990 and the portfolio in 1997.              1989 and the portfolio in 1997.
   o Over 31 years of investment industry       o Over 16 years of investment industry
     experience.                                  experience.
   o MBA, Hofstra University.                   o MBA, Babcock Graduate School of
                                                  Management at Wake Forest University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Contrarian Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $13.40    $13.40   $14.70    $17.57   $15.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .23^b     .23^b    .30^b     .37^b    .26
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)      .01     1.40     (1.94)    2.63
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.97)      .24     1.70     (1.57)    2.89
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.19)     (.24)    (.40)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --    (2.60)    (1.00)    (.40)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)     (.24)   (3.00)    (1.30)    (.50)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.24    $13.40   $13.40    $14.70   $17.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (14.98)     1.87    16.13    (10.21)   19.26
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       215       257      219       237      264
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .79      .80       .81      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .79      .80       .80      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.84      1.75     2.55      2.14     2.02
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   84        72       56        88       57
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
^b  Based on average shares outstanding during the period.

Scudder Fixed Income Portfolio

Formerly Scudder Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, US government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in US dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                 1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 9.04       7.93       -2.06       9.90       5.71       8.01

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -1.23%, Q2 1999

2003 Total Return as of March 31: 1.42%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           8.01              5.81                6.25

Index 1                       10.25              7.55                8.03

Index 2                       11.04              7.62                8.10
--------------------------------------------------------------------------------

Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.**

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.**

*   Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index instead of the Lehman Brothers Government/Corporate Bond Index because the advisor believes it better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.65
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $66            $208           $362           $810
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Baldt                               Warren S. Davis                         Thomas Flaherty
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   Managing Director of Deutsche Asset
Management and Co-Manager of the          and Co-Manager of the portfolio.        Management and Co-Manager of the
portfolio.                                 o Joined Deutsche Asset Management in  portfolio.
 o Joined Deutsche Asset Management          1995 and the portfolio in 2002.       o Joined Deutsche Asset Management in
   in 1989 and the portfolio in 2002.      o Began investment career in 1985.        1995 and the portfolio in 2002.
 o Began investment career in 1971.        o MBA, Drexel University.               o Began investment career in 1984.

J. Christopher Gagnier                    Daniel R. Taylor                        Andrew P. Cestone
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Co-Manager of the          Asset Management and Co-Manager of the  Management and Co-Manager of the
portfolio.                                portfolio.                              portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   in 1997 and the portfolio in 2002.        1998 and the portfolio in 2002.         1998 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Prior to that, Investment Analyst,
   Paine Webber (1984-1997).                 portfolio manager, asset-backed         Phoenix Investment Partners, from
 o Began investment career in 1979.          securities analyst and senior           1997 to 1998.
 o MBA, University of Chicago.               credit analyst, CoreStates            o Prior to that, Credit Officer,
                                             Investment Advisors, from 1992 to       asset based lending group,
Gary W. Bartlett                             1998.                                   Fleet Bank, from 1995 to 1997.
CFA, Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1992 and the portfolio in 2002.
 o Began investment career in 1982.
 o MBA, Drexel University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .53^c     .62^c    .69^c     .60^c     .32
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .37       .01^d    .36      (.85)     .55
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .90       .63     1.05      (.25)     .87
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.40)     (.60)    (.60)     (.30)    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.10)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.40)     (.60)    (.60)     (.40)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.98    $11.48   $11.45    $11.00   $11.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            8.01      5.71     9.90     (2.06)    7.93
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       216       134       78        71       52
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .65       .64      .68       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .65       .64      .67       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.57      5.46     6.36      5.42     5.50
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  267       176      311       131      130
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Global Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on countries with developed economies (including the US).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. While the portfolio invests mainly in developed countries, it may invest up to 15% of total assets in emerging market debt or equity securities (of which 5% of total assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other factors

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                       1999        2000       2001       2002
--------------------------------------------------------------------------------
                                       26.70      -3.36      -15.48     -15.77

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999                   Worst Quarter: -16.17%, Q3 2002

2003 Total Return as of March 31: -6.04%

Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -15.77                       -3.35

Index                                  -19.89                       -5.22
--------------------------------------------------------------------------------

Index: MSCI World Index, an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*   Since 5/5/98. Index comparison begins 4/30/98.

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.32
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         1.32
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Global Blue Chip Portfolio to 1.56%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $134           $418           $723          $1,590
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

William Holzer
Managing Director of Deutsche Asset         Steve Wreford                           Peter Crays
Management and Co-Manager of the            Vice President of Deutsche Asset        Assistant Vice President of Deutsche
portfolio.                                  Management and Co-Manager of the        Asset Management and Co-Manager of
 o Joined Deutsche Asset Management in      portfolio.                              the portfolio.
   1980 and the portfolio in 1998.           o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
 o Over 24 years of experience in global       in 2001 and the portfolio in 2002.      in 1999 and the portfolio in 2002.
   investing.                                o Responsible for European              o Vice president/research manager
 o MBA, New York University.                   Telecommunications Research.            for the Americas,
                                             o Prior to that, served as equity         IBES International, Inc. from
                                               analyst responsible for European        1994 to 1999.
                                               telecommunication research, after     o MBA, Fordham University.
                                               five years of experience as a
                                               telecommunication and technology     Nicholas Bratt
                                               equity analyst for CCF               Managing Director of Deutsche Asset
                                               International; CCF Charterhouse,     Management and Co-Manager of the
                                               London and as a management           portfolio.
                                               consultant for KPMG, UK               o Joined Deutsche Asset Management
                                             o Chartered Accountant (US CPA            in 1976 and since that time has
                                               equivalent).                            over 26 years of experience in
                                                                                       international investing.
                                                                                     o Joined the portfolio in 1998.



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio -- Class A

-------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2002       2001     2000^a    1999^a   1998^a,b
-------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.64     $11.81   $12.37    $ 9.79   $10.00
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                            .07^c      .08^c    .03^c     .04^c    .03
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.57)     (1.90)    (.44)     2.57     (.24)
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      (1.50)     (1.82)    (.41)     2.61     (.21)
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.06)        --       --      (.03)      --
-------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            --       (.35)    (.15)       --       --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                    (.06)      (.35)    (.15)     (.03)      --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 8.08     $ 9.64   $11.81    $12.37   $ 9.79
-------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       (15.77)    (15.48)   (3.36)^d  26.70^d  (2.10)^d**
-------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     43         44       33        17        4
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.32       1.24     1.78      3.47    12.32*
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.32       1.24     1.50      1.56     1.56*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .79        .76      .28       .39      .91*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                41         52       54        65       67*
-------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

^c  Based on average shares outstanding during the period.

^d  Total returns would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   14.62       -4.62      32.97       21.63      21.34      15.10       37.12      -19.06     -22.34     -29.41

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2003 Total Return as of March 31: -0.22%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -29.41                -6.88                 4.22
Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.64
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management        and the portfolio in 2002.
   the portfolio in 2002.                    and the portfolio in 2002.            o Previous experience includes 15
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight      years' investment industry
   Selection Team.                           years' investment industry              experience, most recently as
 o Previous experience includes 18           experience at Mason Street Advisors     Director-- Common Stock at Mason
   years' investment industry experience     where he served most recently as        Street Advisors.
   at Mason Street Advisors, most            Director-- Common Stock.              o MBA, University of Chicago.
   recently serving as Managing Director   o MBA, Marquette University.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.05    $30.12   $40.54    $29.57    $30.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .01^b     .03^b   (.01)^b   (.01)^b    .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.20)    (6.75)   (6.81)    10.98      4.59
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.19)    (6.72)   (6.82)    10.97      4.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.03)      --        --      (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.31)   (3.60)       --     (5.00)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --      (.01)      --        --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --     (2.35)   (3.60)       --     (5.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.86    $21.05   $30.12    $40.54    $29.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (29.41)   (22.34)  (19.06)    37.12     15.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       246       420      583       738       629
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .64       .63      .65       .66       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .07       .13     (.03)     (.04)      .28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   38        73       65        87       109
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder High Income Portfolio

Formerly Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio manager analyzes securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other factors

o     derivatives could produce disproportionate losses

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.
This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   19.99       -2.24      17.40       14.06      11.61       1.45       2.15       -8.68       2.63       -0.30

For the periods included in the bar chart:

Best Quarter: 6.43%, Q4 1993                    Worst Quarter: -6.66%, Q3 1998

2003 Total Return as of March 31: 4.96%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -0.30                -0.64                 5.43
Index 1                      -0.78                 5.93                 9.72
Index 2                       3.10                 1.44                 6.52
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $67            $211           $368           $822
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1998 and the portfolio in 2002.
 o Prior to that, investment analyst,
   Phoenix Investment Partners, from
   1997 to 1998.
 o Prior to that, credit officer, asset
   based lending group, Fleet Bank, from
   1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .75^c     .84^c   1.14^c    1.22^c   1.06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.74)     (.59)   (2.04)     (.93)    (.85)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .01       .25     (.90)      .29      .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.40    $ 8.13   $ 9.16    $11.46   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (.30)     2.63    (8.68)     2.15     1.45
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        329       335      309       396      442
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .66       .70      .68       .67      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   10.07      9.89    11.23     10.40     9.36
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   138        77       54        42       74
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c  Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The managers will normally sell a stock when they believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case foreign stock markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other factors

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   32.79       -3.59      12.83       16.49       9.46      10.02       45.71      -20.49     -24.43     -13.48

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2003 Total Return as of March 31: -10.35%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       -13.48                -3.58                 4.38

Index 1                    -14.76                -2.81                 4.02

Index 2                    -15.94                -2.89                 4.00
--------------------------------------------------------------------------------

Index 1: MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index), an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.*

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.*

* The portfolio historically measured its performance against the MSCI EAFE Index. Prospectively, the portfolio intends to measure its performance against the MSCI EAFE + EMF Index instead of the MSCI EAFE Index, because the advisor believes it better reflects the portfolio's investment strategy.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.85
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $87            $271           $471          $1,049
--------------------------------------------------------------------------------

The Portfolio Managers

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                               Clare Gray                              Marc Slendebroek
Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset Management
Management and Lead Manager of            Management and Co-Manager of the        and Co-Manager of the portfolio.
the portfolio.                            portfolio.                               o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in     1994 and the portfolio in 2002.
   in 1994 after 4 years of experience       1993 and the portfolio in 2002.       o Over 13 years of investment
   managing European equities as well as   o Portfolio manager with primary          industry experience.
   responsibility for insurance sector       focus on European markets and         o MA, University of Leiden
   at Schroder Investment Management.        senior analyst covering global          (Netherlands).
 o Head of International Select Equity       telecommunications and pulp and
   strategy; portfolio manager and           paper.
   analyst for Core EAFE                   o 10 years of investment industry
   strategy: London.                         experience.
 o MA, Freiburg University.
 o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .12^b     .05^b    .08^b     .07^b    .17
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.36)    (3.46)   (3.90)     6.73     1.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.24)    (3.41)   (3.82)     6.80     1.65
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.04)     (.10)      --      (.20)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.98)  (2.90)     (2.15)    (.60)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.04)    (2.08)  (2.90)     (2.35)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.96    $ 9.24   $14.73    $21.45   $17.00
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (13.48)   (24.43)  (20.49)    45.71    10.02
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        120       121      179       252      213
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .85       .92      .84       .94      .93
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.46       .44      .47       .40      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   190       145       87       136       90
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio may invest more than 25% of net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see below).

The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in US dollars

The Main Risks of Investing in the Portfolio

There are several risk factors that could affect the performance of the portfolio.

As with most money market funds, the most important factor is short-term interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    2.85        3.95       5.66       5.03        5.25       5.15       4.84        6.10       3.75       1.35

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.32%, Q4 2002

2003 Total Return as of March 31: 0.22%


Average Annual Total Returns (%) as of 12/31/2002

                               1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            1.35                 4.22                4.38
--------------------------------------------------------------------------------

7-day yield as of December 31, 2002: 1.14%

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.54
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $55            $173           $302           $677
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                               .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.35      3.75     6.10      4.84     5.15
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        570       671      279       231      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .54       .55      .58       .54      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.35      3.39     5.94      4.77     5.02
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Strategic Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current return.

The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds, including emerging market issuers.

In deciding which types of securities to buy and sell, the portfolio managers evaluate each major type of security the portfolio invests in -- US junk bonds, investment-grade corporate bonds, emerging markets securities, foreign government bonds and US government and agency securities. The managers typically consider a number of factors, including the relative attractiveness of different types of securities, the potential impact of interest rate movements, the outlook for various types of foreign bonds (including currency considerations) and the relative yields and risks of bonds of various maturities.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the issuers and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments. For this portfolio, the main risk factors will vary depending on the portfolio's weighting of various types of securities. For example, to the extent that the portfolio invests in junk bonds, credit risk is a major factor. However, if the portfolio invests in higher quality bonds, a major factor is market interest rates.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o     derivatives could produce disproportionate losses

Investors looking for a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks, and who can accept risk of loss of principal, may want to invest in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with five broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                         1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                        10.98       -5.85       2.57       5.23       11.30

For the periods included in the bar chart:
Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999
2003 Total Return as of March 31: 2.28%

Average Annual Total Returns (%) as of 12/31/2002

                                   1 Year                    5 Years              Life of Portfolio*
---------------------------------------------------------------------------------------------------------
Portfolio -- Class A               11.30                       4.65                      4.62

Index 1                            19.49                       5.82                      6.11

Index 2                            14.24                       7.18                      7.92

Index 3                            -1.14                       1.24                      2.87

Index 4                            11.79                       7.75                      8.44

Index 5                            11.04                       7.62                      8.35
---------------------------------------------------------------------------------------------------------

Index 1: The Salomon Smith Barney World Government Bond Index, an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.**

Index 2: JP Morgan Emerging Markets Bond Plus Index, an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.**

Index 3: US High Yield Master Cash Pay Only Index, tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.**

Index 4: Lehman Brothers US Treasury Index, an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.**

Index 5: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.**

*     Since 5/1/97. Index comparisons begin 4/30/97.

** The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index and the Salomon Smith Barney World Government Bond Index. Prospectively, the portfolio intends to measure its performance against the JP Morgan Emerging Markets Bond Plus Index, the US High Yield Master Cash Pay Only Index, the Lehman Brothers US Treasury Index and the Salomon Smith Barney World Government Bond Index because the advisor believes they better reflect the portfolio's globally diversified strategy.

In the bar chart and table, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.73
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Strategic Income Portfolio to 1.05%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $75            $233           $406           $906
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:

Jan Faller                                Andrew P. Cestone                        Sean P. McCaffrey, CFA
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset      Managing Director of Deutsche Asset
Management and Lead Manager of the        Management and Portfolio Manager of the  Management and Portfolio Manager of
portfolio.                                portfolio.                               the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in    o Joined Deutsche Asset Management in
   1999 and the portfolio in 2000.           March 1998 and the portfolio in 2002.    1996 after five years of experience
 o Over 12 years of investment industry    o Prior to that, investment analyst,       as fixed income analyst
   experience.                               Phoenix Investment Partners, from        specializing in synthetic GIC bond
 o PanAgora Asset Management, Bond and       1997 to 1998.                            portfolios at Fidelity Investments.
   Currency Investment Manager from 1995   o Prior to that, Credit Officer, asset   o Portfolio Manager for stable value
   to 1999.                                  based lending group, Fleet Bank,         strategies, responsible for
 o MBA, Amos Tuck School, Dartmouth          from 1995 to 1997.                       overseeing the group's stable value
   College.                                                                           and bond index efforts
                                                                                      in asset-backed and mortgage-backed
                                                                                      securities as well as other
                                                                                      financial instruments underlying
                                                                                      synthetic GICs: New York.
                                                                                    o MBA, Yale University.
                                                                                    o Joined the portfolio in 2002.


Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:

Brett Diment                              Edwin Gutierrez
Managing Director of Deutsche Asset       Vice President of Deutsche Asset
Management.                               Management.
 o Joined Deutsche Asset Management in     o Member of Emerging Debt team:
   1991.                                     London.
 o Over 12 years of investment industry    o Joined Deutsche Asset Management in
   experience.                               2000 after 5 years of experience
 o Head of Emerging Debt: London.            including emerging debt portfolio
 o Joined the portfolio in 2002.             manager at INVESCO Asset Management
                                             responsible for Latin America and
                                             Asia and economist responsible for
                                             Latin America at LGT Asset
                                             Management.
                                           o Joined the portfolio in 2002.
                                           o MsC, Georgetown University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b    1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.27    $ 9.86   $ 9.86    $11.09    $10.29
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .45^c     .48^c    .51^c     .47^c     .24
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .68       .03    (.26)     (1.10)      .86
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.13       .51      .25      (.63)     1.10
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.30)     (.10)    (.25)     (.40)     (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.20)     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.30)     (.10)    (.25)     (.60)     (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.10    $10.27   $ 9.86    $ 9.86    $11.09
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.30      5.23     2.57     (5.85)    10.98
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        60        21        9         6         5
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .73       .66     1.14      1.03      1.08
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .73       .65     1.10      1.01      1.08
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.26      4.76     5.26      4.57      4.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   65        27      154       212       330
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth Orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Top-Down Analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities. The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Specific Risk. While the portfolio does not concentrate in any industry, the portfolio focuses its investments in technology companies. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on the performance of a fund so long as a fund has a small asset base.

o     at times, market conditions might make it hard to value some investments

o     derivatives could produce disproportionate losses

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

------------------------------------------------------------------------------
                                               2000       2001       2002
------------------------------------------------------------------------------
                                              -21.57     -32.39     -35.52

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2003 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -35.52                      -12.72

Index 1                                -27.88                      -14.77

Index 2                                -40.27                      -20.16
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

Index 2: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                       0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $82            $255           $444           $990
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Jonathan Wild                              Lanette Donovan                         Anne Meisner
  CA, Managing Director of Deutsche          Managing Director of Deutsche Asset     Director of Deutsche Asset
  Asset Management and Co-Manager to the     Management and Co-Manager to the        Management and Co-Manager to the
  portfolio.                                 portfolio.                              portfolio.
   o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1996 and the portfolio in 2002.            in 2000, previously serving as          in 2001, after 9 years of
   o Prior to joining the portfolio, was        analyst responsible for large cap       experience at Goldman Sachs as
     both portfolio manager and analyst         telecommunications and computer         vice president, both in the fixed
     on UK equities specializing in the         hardware companies, after 6 years       income technology division, as
     Telecoms sector, based in London.          of experience covering technology       well as in equity research as the
   o Prior to joining Deutsche Asset            sector as managing director and         lead Infrastructure Software
     Management, had 9 years of                 team leader for Citibank Asset          analyst, previously serving as
     experience as fund manager for             Management and director in              member of technical staff at
     Finsbury Asset Management and an           research covering computer              Bell Communications Research
     analyst at BZW having previously           hardware, software and services         (formerly Bell Labs).
     qualified as a chartered accountant        at College Retirement Equities        o Analyst for global equity,
     at KPMG.                                   Fund (TIAA-CREF).                       Hardware and Software sector: New
   o Head of global equity research team      o Analyst for global equity,              York.
     for Hardware and Software sector:          Hardware and Software sector: New     o Joined the portfolio in 2003.
     New York.                                  York.                                 o MBA, Columbia University Business
                                              o Joined the portfolio in 2003.           School.
  Stephen Scott                               o MBA, Columbia University Business     o MS, Computer Science, Michigan
  Director of Deutsche Asset Management         School.                                 State University.
  and Co-Manager to the portfolio.
   o Joined Deutsche Asset Management in
     1996, previously serving as team
     leader of Software and IT services,
     London, and analyst/portfolio
     manager, Sydney, after 1 year of
     experience as credit analyst for
     Westpac Banking Corporation;
     lecturer at Securities Institute of
     Australia.
   o Analyst for global equity, Hardware
     and Software sector: New York.
   o Graduate diploma from Securities
     Institute of Australia.
   o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002     2001     2000^b   1999^a,b
----------------------------------------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.36   $13.87   $17.77   $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                            (.03)     .01      .04      .05
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.30)   (4.50)   (3.84)    7.72
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.33)   (4.49)   (3.80)    7.77
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.01)    (.02)      --       --
----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --       --     (.10)      --
----------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.01)    (.02)    (.10)      --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 6.02   $ 9.36   $13.87   $17.77
----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (35.52)  (32.39)  (21.57)   77.70^d**
----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       219      351      270       84
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .80      .81      .82     1.19*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .80      .81      .82      .94*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.37)     .12      .21      .60*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   64       56      107       34*
----------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c  Based on average shares outstanding during the period.

^d  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Bond Market Risk. The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     growth stocks tend to be out of favor for certain periods

o     a bond could fall in credit quality or go into default

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   12.11       -9.49      25.97       16.76      19.96      15.14       14.81      -2.63      -6.09      -15.17

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2003 Total Return as of March 31: 0.32%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -15.17                 0.50                 6.26

Index 1                      -22.10                -0.59                 9.34

Index 2                       10.25                 7.55                 7.51

Index 3                      -27.88                -3.84                 6.70

Index 4                       11.04                 7.62                 7.61
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*

Index 2: Lehman Brothers Aggregate Bond Index, an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.*

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.*

Index 4: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.*

* The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index because the advisor believes the Lehman Brothers Aggregate Bond Index better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment-- this index provides a more accurate measure of the diversified universe in which the portfolio will invest.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.03
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.58
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $59            $186           $324           $726
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Christopher Gagnier                    Daniel R. Taylor                        Janet Campagna
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Portfolio Manager of the   Asset Management and Portfolio Manager  Management and Portfolio Manager of
portfolio.                                of the portfolio.                       the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   1997 and the portfolio in 2002.           1998 and the portfolio in 2002.         1999 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Head of global and tactical asset
   Paine Webber (1984-1997).                 portfolio manager, asset backed         allocation.
 o Began investment career in 1979.          securities analyst and senior         o Investment strategist and manager
                                             credit analyst, CoreStates              of the asset allocation strategies
Warren S. Davis                              Investment Advisors (1992-1998).        group for Barclays Global Investors
Managing Director of Deutsche Asset                                                  from 1994 to 1999.
Management and Portfolio Manager of the   David Baldt                              o Over fifteen years of investment
portfolio.                                CFA, Managing Director of Deutsche         industry experience.
 o Joined Deutsche Asset Management in    Asset Management and Portfolio Manager   o Master's degree in Social Science
   1995 and the portfolio in 2002.        of the portfolio.                          from California Institute of
 o Analyst specializing in mortgage- and   o Joined Deutsche Asset Management in     Technology.
   asset-backed securities.                  1989 and the portfolio in 2002.       o Ph.D, Political Science from
 o Began investment career in 1985.        o Chief Investment Officer of the         University of California at Irvine.
 o MBA, Drexel University.                   Fixed Income Fund Group.
                                           o Began investment career in 1971.     Andrew P. Cestone
Gary W. Bartlett                                                                  Managing Director of Deutsche Asset
CFA, Managing Director of Deutsche Asset  Thomas Flaherty                         Management and Portfolio Manager of
Management and Portfolio Manager of the   Director of Deutsche Asset Management   the portfolio.
portfolio.                                and Portfolio Manager of the portfolio.  o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in     1998 and the portfolio in 2002.
   1992 and the portfolio in 2002.           1995 and the portfolio in 2002.       o Prior to that, investment analyst,
 o Began investment career in 1982.        o Began investment career in 1984.        Phoenix Investment Partners, from
 o MBA, Drexel University.                                                           1997 to 1998.
                                          Jack A. Zehner                           o Prior to that, credit officer,
Julie M. Van Cleave                       Director of Deutsche Asset Management      asset based lending group, Fleet
CFA, Managing Director of Deutsche Asset  and Portfolio Manager of the portfolio.    Bank, from 1995 to 1997.
Management and Portfolio Manager of the    o Joined Deutsche Asset Management
portfolio.                                   and the portfolio in 2002.           Thomas J. Schmid
 o Joined Deutsche Asset Management and    o Previous experience includes eight   CFA, Director of Deutsche Asset
   the portfolio in 2002.                    years' investment industry           Management and Portfolio Manager of
 o Head of Large Cap Growth Portfolio        experience at Mason Street Advisors  the portfolio.
   Selection Team.                           where he served most recently as      o Joined Deutsche Asset Management
 o Previous experience includes 18           Director-- Common Stock.                and the portfolio in 2002.
   years' investment industry experience   o MBA, Marquette University.            o Previous experience includes 15
   at Mason Street Advisors, most                                                    years' investment industry
   recently serving as Managing Director                                             experience, most recently as
   and team leader for the large cap                                                 Director-- Common Stock at Mason
   investment team.                                                                  Street Advisors.
 o MBA, University of Wisconsin--                                                  o MBA, University of Chicago.
   Madison.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .47^c     .61^c    .74^c     .84^c    .86
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.81)    (2.20)   (1.40)     3.03     3.17
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.34)    (1.59)    (.66)     3.87     4.03
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.57)     (.80)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --      (.95)   (1.35)    (1.50)   (4.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (.57)     (1.75)   (2.25)    (2.40)   (4.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $18.66    $22.57   $25.91    $28.82   $27.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (15.17)    (6.09)   (2.63)    14.81    15.14
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       640       861      851       952      865
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .58      .61       .61      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.32      2.63     2.75      3.12     3.33
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  140       115      107        80       81
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

SVS Davis Venture Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US market. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. When large company stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. To the extent that the portfolio has exposure to a given industry or a particular size of company, any factors affecting that industry or size of company could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends, geographical areas or other matters

o     value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o a bond could decline in credit quality or go into default, this risk is greater with junk bonds

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the returns for the portfolio's Class A shares for its first complete calender year of operations, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

------------------------------------------------------------------------------
                                                                     2002
------------------------------------------------------------------------------
                                                                    -15.79

For the periods included in the bar chart:

Best Quarter: 6.68%, Q4 2002                    Worst Quarter: -12.70%, Q3 2002

2003 Total Return as of March 31:  -4.67%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -15.79                      -12.53

Index                                  -15.52                      -12.04
--------------------------------------------------------------------------------

Index: Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

*   Since 5/1/01. Index comparison begins 4/30/01.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        1.02
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Davis Venture Value Portfolio to 1.15%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $104           $325           $563          $1,248
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P, began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Davis Venture Value Portfolio -- Class A

---------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002     2001^a
---------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.50   $10.00
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .05      .03
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (1.55)    (.53)^c
---------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.50)    (.50)
---------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.01)      --
---------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 7.99   $ 9.50
---------------------------------------------------------------------------------------------
Total Return (%)                                                          (15.79)   (5.00)**
---------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       160      109
---------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                       1.02     1.09*
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .62      .48*
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   22       15*
---------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b  Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

*   Annualized

**  Not annualized

SVS Dreman Financial Services Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

Also while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers do not intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services industry. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest a larger percentage of assets in a given stock than a diversified fund. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     value stocks may be out of favor for certain periods

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o     derivatives could produce disproportionate losses

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                       1999        2000       2001       2002
--------------------------------------------------------------------------------
                                       -5.05      27.04      -4.86       -8.51

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -15.86%, Q3 2002

2003 Total Return as of March 31: -4.29%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -8.51                        0.57

Index 1                               -22.10                       -3.58

Index 2                               -14.64                       -0.16
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: S&P Financial Index, an unmanaged index generally representative of the financial stock market.

*   Since 5/4/98. Index comparisons begin 4/30/98.

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.83
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Financial Services Portfolio to 0.99%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $85            $265           $460          $1,025
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          F. James Hutchinson
Managing Director of the subadvisor and  Managing Director of the subadvisor
Lead Manager of the portfolio.           and Portfolio Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1986.
 o Joined the portfolio in 1998.          o Joined the portfolio in 2001.
 o Founder and Chairman, Dreman Value     o Prior to joining Dreman Value
   Management L.L.C. since 1977.            Management, L.L.C. in 2000,
                                            associated with The Bank of
                                            New York for over 30 years in both
                                            the corporate finance and
                                            trust/investment management areas,
                                            including President of The Bank of
                                            New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002     2001    2000^a     1999^a    1998^a,b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.78   $11.53   $ 9.24    $ 9.78    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .15^c    .14^c    .19^c     .18^c     .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (1.06)    (.71)    2.27      (.67)     (.26)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (.91)    (.57)    2.46      (.49)     (.22)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.08)    (.13)    (.15)     (.05)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (.05)    (.02)       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.08)    (.18)    (.17)     (.05)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.79   $10.78   $11.53    $ 9.24    $ 9.78
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (8.51)   (4.86)   27.04     (5.05)^d  (2.20)^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       120      117       66        27        16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .83      .86      .91      1.04      1.73*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .83      .86      .89       .99       .99*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.44     1.31     2.01      1.75      1.29*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   13       22       13        13         6*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c  Based on average shares outstanding during the period.

^d  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2002, the S&P 500 Index had a median market capitalization of $6.73 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the US.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks. However, the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                        1999        2000       2001       2002
--------------------------------------------------------------------------------
                                       -11.16      30.52       1.69      -18.03

For the periods included in the bar chart:

Best Quarter: 16.94%, Q3 2000                   Worst Quarter: -17.32%, Q3 2002

2003 Total Return as of March 31: -6.08%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -18.03                      -0.13

Index                                  -22.10                      -3.58
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.**

*   Since 5/4/98. Index comparison begins 4/30/98.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                      0.06%
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.79%
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman High Return Equity Portfolio to 0.87%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                           F. James Hutchinson
Managing Director of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1986.
 o Joined the portfolio in 1998.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
   Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in both
                                             the corporate finance and
                                             trust/investment management areas,
                                             including President of The Bank of
                                             New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a   1998^a,b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.81   $10.77    $ 8.96   $10.28   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .21^c    .19^c     .26^c    .26^c    .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.13)    (.01)     2.25    (1.38)     .20
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.92)     .18      2.51    (1.12)     .28
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.09)    (.14)     (.20)    (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.04)      --      (.50)    (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.13)    (.14)     (.70)    (.20)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.76   $10.81    $10.77   $ 8.96   $10.28
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (18.03)    1.69     30.52   (11.16)    2.80^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        510      443       168      113       59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79      .82       .85      .86     1.20*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79      .82       .84      .86      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.21     1.78      2.85     2.57     2.77*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    17       16        37       24        5*
---------------------------------------------------------------------------------------------------------------------------


^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
               21.73      -11.25      2.80        4.05      17.63      -11.43

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2003 Total Return as of March 31: -5.56%


Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -11.43             -0.21                3.11
Index 1                      -11.43              2.71                8.33
Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

** Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*     Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.81
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor and  Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1957.
 o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.21   $11.23    $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .17^b    .09^b     .02^b     .07^b    .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.67)    1.89       .42       .23    (1.41)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.50)    1.98       .44       .30    (1.32)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)      --      (.06)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --        --        --    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)      --      (.06)     (.10)    (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.66   $13.21    $11.23    $10.85   $10.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.43)   17.63      4.05      2.80   (11.25)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        250      194        84        95      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81      .79       .82       .84      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81      .79       .82       .83      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.28      .77       .15       .69     1.15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    86       57        36        72       43
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

SVS Eagle Focused Large Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth through long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in the equity securities of seasoned, financially strong US growth companies that are similar in size to the companies in the Russell 1000 Growth Index, which is the primary benchmark for the portfolio (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Growth stocks are stocks of companies with above-average earnings growth potential. The portfolio uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors. The portfolio seeks companies that have at the time of purchase one or more of the following characteristics:

o     earnings-per-share or revenue growth greater than the market average;

o a dominant company in its industry with a sustainable competitive advantage; or

o an exceptional management team with a clearly articulated vision of their company's future.

If the stock price appreciates to a level that the portfolio manager believes is not sustainable, the portfolio manager generally will sell the stock to realize the existing profits and avoid a potential price correction.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company growth portion of the US stock market. When large company growth stock prices fall, you should expect the value of your investment to fall as well. Large company growth stocks may be less risky than shares of smaller companies, but at times may not perform as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     derivatives could produce disproportionate losses

The portfolio manager's skill in choosing appropriate investments for the portfolio will determine in large part the portfolio's ability to achieve its investment goal.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                                    2000       2001       2002
--------------------------------------------------------------------------------
                                                   -9.02      -17.02     -27.98

For the periods included in the bar chart:

Best Quarter: 17.49%, Q4 2001                   Worst Quarter:  -21.29%, Q3 2001

2003 Total Return as of March 31: -2.64%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                    -27.98                      -10.69

Index                                   -27.88                      -18.76
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

*   Since 10/29/99. Index comparison begins 10/31/99.

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                          0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        1.03
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Eagle Focused Large Cap Growth Portfolio to 1.15%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $105           $328           $569          $1,259
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Eagle Asset Management, Inc. The portfolio manager is Ashi Parikh. Mr. Parikh joined Eagle Asset Management, Inc. in 1999 and has managed the portfolio since its inception. Prior to 1999, he was employed by an unaffiliated investment advisor.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Eagle Focused Large Cap Growth Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a,b
-----------------------------------------------------------------------------------------------------------------
Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.46   $11.40    $12.84   $10.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                             (.01)    (.02)     (.05)      --
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.63)   (1.92)    (1.04)    2.84
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.64)   (1.94)    (1.09)    2.84
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --       --      (.35)      --
-----------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --       --      (.35)      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.82   $ 9.46    $11.40   $12.84
-----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (27.91)  (17.02)    (9.02)^d 28.40^d**
-----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         62       60        28        3
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.03     1.13      1.33     7.49*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.03     1.11      1.02     1.10*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.08)    (.21)     (.37)    (.19)*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   123       98       323      336*
-----------------------------------------------------------------------------------------------------------------


^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS Focus Value+Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in US common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategies.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest a larger percentage of assets in a given stock than a diversified fund. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Strategy Risk. It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

Style Risk. In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals interested in exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                  1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 25.47      20.17       16.52      -3.90      -14.35     -25.89

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2003 Total Return as of March 31: -3.22%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -25.89             -3.10                3.13
Index                        -22.10             -0.59                6.16
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/1/96. Index comparison begins 4/30/96.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
-------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
-------------------------------------------------------------------------------
Management Fee                                                      0.75%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
-------------------------------------------------------------------------------
Other Expenses                                                      0.06
-------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.81
-------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Focus Value+Growth Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:

Spiros Segalas                            Kathleen McCarragher
Co-Manager of the portfolio.              Co-Manager of the portfolio.
 o Began investment career in 1960.        o Began investment career in 1982.
 o Joined the portfolio in 2001.           o Joined the portfolio in 2001.
 o Founder (1969), President (1993) and    o Director, Executive Vice President
   Chief Investment Officer (1973),          and Domestic Equity Investment
   Jennison Associates.                      Strategist, Jennison Associates
                                             since 1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:

David N. Dreman                           F. James Hutchinson
Managing Director of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1986.
 o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
   Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in both
                                             the corporate finance and
                                             trust/investment management areas,
                                             including President of The Bank of
                                             New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.08    $16.55   $18.96    $16.71   $14.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .08^b     .09^b    .12^b     .08^b    .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.45)    (2.41)    (.73)     2.62     2.78
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.37)    (2.32)    (.61)     2.70     2.86
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.06)     (.10)    (.10)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.05)   (1.70)     (.35)    (.40)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.06)    (1.15)   (1.80)     (.45)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.65    $13.08   $16.55    $18.96   $16.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (25.89)   (14.35)   (3.90)    16.52    20.17
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         97       140      153       172      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81       .79      .81       .83      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81       .79      .81       .82      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .73       .64      .66       .46      .80
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   109       180       39       102      102
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

SVS Index 500 Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor's 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. It does this by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. With the smaller stocks of the S&P 500 Index, the portfolio managers use a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio managers seek a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio's statistical process.

Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Index Investing Risk. The portfolio's index strategy involves several risks. The portfolio could underperform the S&P 500 Index during short periods or over the long term, either because its selection of stocks failed to track the S&P 500 Index or because of the effects of portfolio expenses or shareholder transactions. The portfolio's index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio's exposure to a declining market.

Derivatives Risk. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment.

The portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security for which it is acting as a substitute; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

This portfolio is designed for long-term investors interested in a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio's Statement of Additional Information.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

------------------------------------------------------------------------------
                                               2000       2001       2002
------------------------------------------------------------------------------
                                              -9.93      -12.05     -22.34

For the periods included in the bar chart:

Best Quarter: 10.61%, Q4 2001                   Worst Quarter: -17.23%, Q3 2002

2003 Total Return as of March 31:  -3.33%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -22.34                      -11.17

Index                                  -22.10                      -10.26
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 9/1/99. Index comparison begins 8/31/99.

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.37%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.09
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.46
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Index 500 Portfolio to 0.55%.

Based on the costs above this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares          $47            $148           $258           $579
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Northern Trust Investments, Inc. The following person handles the day-to-day management of the portfolio:

Patrick Cannon
Lead Manager of the portfolio.
 o Joined Northern Trust Investments,
   Inc. in 2003 and the portfolio
   in 2001.
 o Prior to joining the subadvisor,
   served as portfolio manager at
   Deutsche Asset Management from
   2000-2003.
 o Previous experience includes 10 years
   in various management, trading and
   strategic positions at Barclays
   Global Investors, including principal
   and head of small cap equities and
   member of global index investment
   subcommittee, as quantitative asset
   consultant for IPAC Securities
   Limited and as company statistician
   for Johnson and Johnson Pacific.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio -- Class A

-------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2002     2001      2000^a   1999^a,b
-------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 8.55   $ 9.78    $10.96   $10.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                               .09      .08       .10      .10
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (1.99)   (1.26)    (1.18)     .86
-------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           (1.90)   (1.18)    (1.08)     .96
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       (.04)    (.05)      (.05)     --
-------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                 --       --      (.05)      --
-------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         (.04)    (.05)     (.10)      --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 6.61   $ 8.55    $ 9.78   $10.96
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            (22.34)  (12.05)^d  (9.93)^d  9.55^d**
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         233      219       102       32
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                .48      .65       .88      .84*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                 .48      .55       .54      .55*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     1.16      .88       .90     3.72*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                      6       13        20        1*
-------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS INVESCO Dynamic Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio is actively managed and invests primarily in equity securities of mid-sized companies. The portfolio defines mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At December 31, 2002, the smallest company in the Index had a market capitalization of $194 million and the largest company had a market capitalization of $13.276 billion. The portfolio also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the portfolio's investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian Issuers and American Depository Receipts are not subject to this 25% limitation.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all. The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform, in this case, the small and mid-size company portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Small and mid-size company stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. To the extent that the portfolio focuses on a given industry or a particular size of a company, factors affecting that industry or size of a company could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the return for the portfolio's Class A shares for its first complete calendar year of operations, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                                                        2002
--------------------------------------------------------------------------------
                                                                       -30.91

For the periods included in the bar chart:

Best Quarter: 8.77%, Q4 2002                    Worst Quarter: -20.45%, Q2 2002

2003 Total Return as of March 31:  -0.99%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -30.91                      -25.80
Index                                  -27.41                      -21.84
--------------------------------------------------------------------------------

Index: Russell Mid Cap Growth Index, an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

In the table, total returns for 2001 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                          0.14
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        1.14
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS INVESCO Dynamic Growth Portfolio to 1.30%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $116           $362           $628          $1,386
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is INVESCO. The portfolio manager is Timothy J. Miller. Mr. Miller is Chief Investment Officer, a director and senior vice president of INVESCO. Mr. Miller joined INVESCO in 1992 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS INVESCO Dynamic Growth Portfolio -- Class A

------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001^a
------------------------------------------------------------------------------------------------
Selected Per Share Data
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.80   $10.00
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             (.05)    (.02)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.67)   (1.18)^c
------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.72)   (1.20)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.08   $ 8.80
------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.91)  (12.00)^d**
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         25       23
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.14     1.97*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.14     1.30*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.71)    (.40)*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    79       40*
------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS Janus Growth And Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. To the extent that the portfolio focuses on a given industry or a particular size of a company, factors affecting that industry or size of a company could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     debt securities may be subject to interest rate risk and credit risk

o     growth stocks may be out of favor for certain periods

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                            2000       2001       2002
--------------------------------------------------------------------------------
                                           -9.18      -12.28     -20.22

For the periods included in the bar chart:

Best Quarter: 8.25%, Q4 2001                    Worst Quarter: -15.87%, Q3 2002

2003 Total Return as of March 31: -2.02%

Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -20.22                       -9.42

Index 1                                -27.88                      -18.76

Index 2                                -22.10                      -11.71
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.**

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.**

*   Since 10/29/99. Index comparisons begin 10/31/99.

** The portfolio historically measured its performance against the S&P 500 Index. Prospectively, the portfolio intends to measure its performance against the Russell 1000 Growth Index instead of the S&P 500 Index because the advisor believes it better reflects the portfolio's investment style.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.09
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       1.04
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth and Income Portfolio to 1.15%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $106           $331           $574          $1,271
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation). The portfolio manager is David Corkins. Mr. Corkins joined Janus in 1995 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth And Income Portfolio -- Class A

-------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002***   2001^a   2000^b   1999^b,c
-------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.05    $10.40   $11.49   $10.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^d                                              .04       .08      .12       --
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.86)    (1.36)   (1.16)    1.49
-------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.82)    (1.28)   (1.04)    1.49
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.07)      --      --
-------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.05)      --
-------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)     (.07)    (.05)      --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.18    $ 9.05   $10.40   $11.49
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (20.22)   (12.28)   (9.18)^e 14.93^e**
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        167       179      104       16
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.04      1.05     1.10     2.58*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.04      1.05     1.01     1.10*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .54       .90     1.07     (.05)*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    57        48       39       53*
-------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^d    Based on average shares outstanding during the period.

^e    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 30, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change (see Note L to Notes to Financial Statements).

SVS Janus Growth Opportunities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio invests in a given market sector, any factors affecting that sector could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of companies, industries, economic trends or other factors

o     growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                                   2000       2001       2002
--------------------------------------------------------------------------------
                                                  -11.42     -23.76     -30.62

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001                   Worst Quarter: -25.46%, Q3 2001

2003 Total Return as of March 31: -2.01%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -30.62                      -17.36

Index 1                                -22.10                      -11.71

Index 2                                -27.88                      -18.76
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.**

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.**

*   Since 10/29/99. Index comparisons begin 10/31/99.

** The portfolio historically measured its performance against the S&P 500 Index. Prospectively, the portfolio intends to measure its performance against the Russell 1000 Growth Index instead of the S&P 500 Index because the advisor believes it better reflects the portfolio's investment style.

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.94%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         1.01
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth Opportunities Portfolio to 1.15%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $103           $322           $558          $1,236
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth Opportunities Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a,b
-----------------------------------------------------------------------------------------------------------------
Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 7.86   $10.31    $11.64   $10.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                             (.01)    (.03)     (.02)      --
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.40)   (2.42)    (1.31)    1.64
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.41)   (2.45)    (1.33)    1.64
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 5.45   $ 7.86    $10.31   $11.64
-----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (30.53)  (23.76)   (11.42)^d 16.43^d**
-----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        118      164       139       17
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.01     1.11      1.06     2.60*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.01     1.10      1.01     1.10*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.10)     (.31)     (.20)    (.34)*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    48       34        14        1*
-----------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS Oak Strategic Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio invests in a given market sector, any factors affecting that sector could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o     growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the return for the portfolio's Class A shares for its first complete calender year of operations, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                                                        2002
--------------------------------------------------------------------------------
                                                                       -39.74

For the periods included in the bar chart:

Best Quarter: 14.21%, Q4 2002                   Worst Quarter: -27.69%, Q2 2002

2003 Total Return as of March 31:  1.09%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -39.74                      -37.40

Index                                  -27.88                      -23.20
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

*   Since 5/1/01. Index comparison begins 4/30/01.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                          0.01
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        0.96
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Oak Strategic Equity Portfolio to 1.15%.

Based on the costs, above this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $98            $306           $531          $1,178
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Oak Strategic Equity Portfolio --Class A

-----------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001^a
-----------------------------------------------------------------------------------------------
Selected Per Share Data
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 7.60   $10.00
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             (.02)    (.02)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.00)   (2.38)
-----------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.02)   (2.40)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 4.58   $ 7.60
-----------------------------------------------------------------------------------------------
Total Return (%)                                                           (39.74)  (24.00)^c**
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         41       44
-----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .96     1.44*
-----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .96     1.15*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.30)    (.43)*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    16        3*
-----------------------------------------------------------------------------------------------


^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS Turner Mid Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Mid-Cap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of December 31, 2002, the Index had a median market capitalization of $2.209 billion). The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth prospects. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o     growth stocks may be out of favor for certain periods

o     derivatives could produce disproportionate losses

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the return for the portfolio's Class A shares for its first complete calender year of operations, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                                                          2002
--------------------------------------------------------------------------------
                                                                         -32.28

For the periods included in the bar chart:

Best Quarter: 6.41%, Q4 2002                    Worst Quarter: -19.06%, Q2 2002

2003 Total Return as of March 31:  1.00%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -32.28                      -26.54
Index                                  -27.41                      -21.84
--------------------------------------------------------------------------------

Index: Russell Mid Cap Growth Index, an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

In the table, total return for 2001 would have been lower if operating expenses had not been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                       0.13
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     1.13
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Turner Mid Cap Growth Portfolio to 1.30%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $115           $359           $622          $1,375
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio managers are Christopher K. McHugh, William C. McVail and Robert E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. Turner began his investment career in 1981 and is the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Turner Mid Cap Growth Portfolio -- Class A

-----------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001^a
-----------------------------------------------------------------------------------------------
Selected Per Share Data
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.82   $10.00
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             (.06)    (.04)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.78)   (1.14)^c
-----------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.84)   (1.18)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 5.98   $ 8.82
-----------------------------------------------------------------------------------------------
Total Return (%)                                                           (32.20)  (11.80)^d**
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         61       48
-----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.13     1.82*
-----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.13     1.30*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.82)    (.76)*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   225      205*
-----------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Blue Chip Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government Securities Portfolio

Scudder International Select Equity Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Index 500 Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio                                 0.75%
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                                         0.65%
--------------------------------------------------------------------------------
Scudder Contrarian Value Portfolio                                  0.75%
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                      0.60%
--------------------------------------------------------------------------------
Scudder Global Blue Chip Portfolio                                  1.00%
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                       0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                      0.50%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Strategic Income Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                                 0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------
SVS Davis Venture Value Portfolio                                   0.95%
--------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio                             0.75%
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio                             0.73%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------
SVS Eagle Focused Large Cap Growth Portfolio                        0.95%
--------------------------------------------------------------------------------
SVS Focus Value+Growth Portfolio                                    0.75%
--------------------------------------------------------------------------------
SVS Index 500 Portfolio                                             0.39%
--------------------------------------------------------------------------------
SVS INVESCO Dynamic Growth Portfolio                                1.00%
--------------------------------------------------------------------------------
SVS Janus Growth And Income Portfolio                               0.95%
--------------------------------------------------------------------------------
SVS Janus Growth Opportunities Portfolio                            0.94%
--------------------------------------------------------------------------------
SVS Oak Strategic Equity Portfolio                                  0.95%
--------------------------------------------------------------------------------
SVS Turner Mid Cap Growth Portfolio                                 1.00%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. With regard to Scudder Strategic Income Portfolio, DeAMIS is responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.

Subadvisor for SVS Eagle Focused Large Cap Growth Portfolio

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida, is the subadvisor to SVS Eagle Focused Large Cap Growth Portfolio. As of December 31, 2002, Eagle Asset Management, Inc. manages approximately $6 billion in assets for institutional, high net worth individuals and subadvisory clients. DeIM pays a fee to Eagle Asset Management, Inc. for acting as subadvisor to SVS Eagle Focused Large Cap Growth Portfolio.

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2002, Jennison Associates managed approximately $46 billion on behalf of its clients.

DeIM pays a fee to Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates.

Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets.

DeIM pays a fee to Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management.

Subadvisor for SVS Index 500 Portfolio

Effective April 30, 2003, Northern Trust Investments, Inc. ("NTI"), 50 South LaSalle Street, Chicago, Illinois is the subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the Portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of March 31, 2003, NTI had approximately $210.8 billion in assets under management.

DeIM will pay a fee to NTI for acting as subadvisor to SVS Index 500 Portfolio as shown below:

Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
On the first $2 billion                                      0.015%
On the next $2 billion                                       0.010%
Over $4 billion                                              0.005%
--------------------------------------------------------------------------------

Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO, located at 4350 South Monaco Street, Denver, Colorado 80237, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO was founded in 1932 and manages, as of December 31, 2002, over $21 billion for more than 3 million shareholder accounts of 33 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages more than $332 billion in assets worldwide. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation), 100 Fillmore Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. currently has over $18 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.

Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2002, Turner Investment Partners, Inc. had approximately $8 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                      TOTAL ASSETS - TOTAL LIABILITIES
                     ----------------------------------          = NAV
                     TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  Scudder Blue Chip Portfolio

o  Scudder Contrarian Value Portfolio

o  Scudder Fixed Income Portfolio

o  Scudder Government Securities Portfolio

o  Scudder Growth Portfolio

o  Scudder High Income Portfolio

o  Scudder International Select Equity Portfolio

o  Scudder Money Market Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Strategic Income Portfolio

o  Scudder Total Return Portfolio

o  SVS Dreman Small Cap Value Portfolio

o  SVS Focus Value+Growth Portfolio



Prospectus

May 1, 2003


Class A Shares




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents





How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Blue Chip Portfolio                              62   Buying and Selling Shares

  7   Scudder Contrarian Value Portfolio                       63   How the Portfolios Calculate Share Price

 11   Scudder Fixed Income Portfolio                           63   Distributions

 16   Scudder Government Securities Portfolio                  63   Taxes

 20   Scudder Growth Portfolio

 24   Scudder High Income Portfolio

 29   Scudder International Select Equity Portfolio

 33   Scudder Money Market Portfolio

 36   Scudder Small Cap Growth Portfolio

 40   Scudder Strategic Income Portfolio

 46   Scudder Total Return Portfolio

 51   SVS Dreman Small Cap Value Portfolio

 55   SVS Focus Value+Growth Portfolio

 59   Other Policies and Risks

 60   Investment Advisor

 61   Portfolio Subadvisors


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2002, the S&P 500 Index had a median market capitalization of $6.73 billion) and that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industries and strong management. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting its emphasis on or within a given industry.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio invests in a given sector, any factors affecting that sector could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o     growth stocks may be out of favor for certain periods

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                           1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                          13.84       25.24      -7.84      -15.81     -22.11

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -17.43%, Q3 2001

2003 Total Return as of March 31: -3.49%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year          5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A          -22.11           -2.94                 -0.70

Index                         -21.65           -0.58                  3.36
--------------------------------------------------------------------------------

Index: Russell 1000 Index, an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*   Since 5/1/97. Index comparison begins 4/30/97.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                          0.69
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Blue Chip Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $70            $221           $384           $859
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Koziol                              Michael S. Patchen
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management
Management and Co-Manager of              and Co-Manager of the portfolio.
the portfolio.                             o Head of Global Quantitative Equity
 o Joined Deutsche Asset Management in       Portfolio Management: New York.
   2001 as head of Global Quantitative     o Joined Deutsche Asset Management in
   Equity Research and international         2000, with four years of experience
   portfolio manager.                        in managing global quantitative
 o Head of Global Quantitative Equities:     mandates including hedge funds and
   New York.                                 separate accounts at AQR Capital
 o Six years of experience as principal      Management and Goldman Sachs Asset
   in the Advanced Strategies and            Management.
   Research Group at Barclay's Global      o BAS from University of
   Investors, where he developed             Pennsylvania, BS from the Wharton
   quantitative equity, fixed income and     School.
   hedge fund products, and as an          o Joined the portfolio in 2002.
   investment banker at Salomon Brothers.
 o MBA, Massachusetts Institute of
   Technology.
 o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.07    $14.41   $15.69    $12.60   $11.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .07^b     .05^b    .07^b     .09^b    .10
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.73)    (2.33)   (1.29)     3.08     1.45
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.66)    (2.28)   (1.22)     3.17     1.55
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.04)     (.06)    (.06)     (.08)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.04)     (.06)    (.06)     (.08)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.37    $12.07   $14.41    $15.69   $12.60
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.11)   (15.81)   (7.84)    25.24    13.84
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       174       240      228       185       78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .69       .69      .71       .71      .76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .69       .69      .71       .70      .76
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .65       .42      .44       .67     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  195       118       86        64      102
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Contrarian Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2002, the Russell 1000 Value Index had a median market capitalization of $2.566 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on one or more sectors, any factors affecting those sectors could affect portfolio securities. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o  value stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o  derivatives could produce disproportionate losses

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                  1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 30.38      19.26      -10.21      16.13       1.87      -14.98

For the periods included in the bar chart:

Best Quarter: 15.90%, Q4 2000                   Worst Quarter: -19.06%, Q3 2002

2003 Total Return as of March 31: -5.44%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A       -14.98               1.49                7.78

Index                      -15.52               1.16                7.73
--------------------------------------------------------------------------------

Index: Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

*   Since 5/1/96. Index comparison begins 4/30/96.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                          0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Contrarian Value Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Thomas Sassi                                 Frederick L. Gaskin
  Managing Director of Deutsche Asset          Senior Vice President of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the
  portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in
     1990 and the portfolio in 1997.              1989 and the portfolio in 1997.
   o Over 31 years of investment industry       o Over 16 years of investment industry
     experience.                                  experience.
   o MBA, Hofstra University.                   o MBA, Babcock Graduate School of
                                                  Management at Wake Forest University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Contrarian Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $13.40    $13.40   $14.70    $17.57   $15.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .23^b     .23^b    .30^b     .37^b    .26
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)      .01     1.40     (1.94)    2.63
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.97)      .24     1.70     (1.57)    2.89
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.19)     (.24)    (.40)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --    (2.60)    (1.00)    (.40)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)     (.24)   (3.00)    (1.30)    (.50)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.24    $13.40   $13.40    $14.70   $17.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (14.98)     1.87    16.13    (10.21)   19.26
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       215       257      219       237      264
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .79      .80       .81      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .79      .80       .80      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.84      1.75     2.55      2.14     2.02
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   84        72       56        88       57
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
^b  Based on average shares outstanding during the period.

Scudder Fixed Income Portfolio

Formerly Scudder Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, US government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in US dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                 1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 9.04       7.93       -2.06       9.90       5.71       8.01

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -1.23%, Q2 1999

2003 Total Return as of March 31: 1.42%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           8.01              5.81                6.25

Index 1                       10.25              7.55                8.03

Index 2                       11.04              7.62                8.10
--------------------------------------------------------------------------------

Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.**

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.**

*   Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index instead of the Lehman Brothers Government/Corporate Bond Index because the advisor believes it better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.65
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $66            $208           $362           $810
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Baldt                               Warren S. Davis                         Thomas Flaherty
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   Managing Director of Deutsche Asset
Management and Co-Manager of the          and Co-Manager of the portfolio.        Management and Co-Manager of the
portfolio.                                 o Joined Deutsche Asset Management in  portfolio.
 o Joined Deutsche Asset Management          1995 and the portfolio in 2002.       o Joined Deutsche Asset Management in
   in 1989 and the portfolio in 2002.      o Began investment career in 1985.        1995 and the portfolio in 2002.
 o Began investment career in 1971.        o MBA, Drexel University.               o Began investment career in 1984.

J. Christopher Gagnier                    Daniel R. Taylor                        Andrew P. Cestone
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Co-Manager of the          Asset Management and Co-Manager of the  Management and Co-Manager of the
portfolio.                                portfolio.                              portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   in 1997 and the portfolio in 2002.        1998 and the portfolio in 2002.         1998 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Prior to that, Investment Analyst,
   Paine Webber (1984-1997).                 portfolio manager, asset-backed         Phoenix Investment Partners, from
 o Began investment career in 1979.          securities analyst and senior           1997 to 1998.
 o MBA, University of Chicago.               credit analyst, CoreStates            o Prior to that, Credit Officer,
                                             Investment Advisors, from 1992 to       asset based lending group,
Gary W. Bartlett                             1998.                                   Fleet Bank, from 1995 to 1997.
CFA, Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1992 and the portfolio in 2002.
 o Began investment career in 1982.
 o MBA, Drexel University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .53^c     .62^c    .69^c     .60^c     .32
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .37       .01^d    .36      (.85)     .55
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .90       .63     1.05      (.25)     .87
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.40)     (.60)    (.60)     (.30)    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.10)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.40)     (.60)    (.60)     (.40)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.98    $11.48   $11.45    $11.00   $11.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            8.01      5.71     9.90     (2.06)    7.93
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       216       134       78        71       52
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .65       .64      .68       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .65       .64      .67       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.57      5.46     6.36      5.42     5.50
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  267       176      311       131      130
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   14.62       -4.62      32.97       21.63      21.34      15.10       37.12      -19.06     -22.34     -29.41

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2003 Total Return as of March 31: -0.22%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -29.41                -6.88                 4.22
Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.64
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management        and the portfolio in 2002.
   the portfolio in 2002.                    and the portfolio in 2002.            o Previous experience includes 15
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight      years' investment industry
   Selection Team.                           years' investment industry              experience, most recently as
 o Previous experience includes 18           experience at Mason Street Advisors     Director-- Common Stock at Mason
   years' investment industry experience     where he served most recently as        Street Advisors.
   at Mason Street Advisors, most            Director-- Common Stock.              o MBA, University of Chicago.
   recently serving as Managing Director   o MBA, Marquette University.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.05    $30.12   $40.54    $29.57    $30.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .01^b     .03^b   (.01)^b   (.01)^b    .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.20)    (6.75)   (6.81)    10.98      4.59
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.19)    (6.72)   (6.82)    10.97      4.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.03)      --        --      (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.31)   (3.60)       --     (5.00)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --      (.01)      --        --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --     (2.35)   (3.60)       --     (5.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.86    $21.05   $30.12    $40.54    $29.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (29.41)   (22.34)  (19.06)    37.12     15.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       246       420      583       738       629
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .64       .63      .65       .66       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .07       .13     (.03)     (.04)      .28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   38        73       65        87       109
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder High Income Portfolio

Formerly Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio manager analyzes securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other factors

o     derivatives could produce disproportionate losses

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.
This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   19.99       -2.24      17.40       14.06      11.61       1.45       2.15       -8.68       2.63       -0.30

For the periods included in the bar chart:

Best Quarter: 6.43%, Q4 1993                    Worst Quarter: -6.66%, Q3 1998

2003 Total Return as of March 31: 4.96%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -0.30                -0.64                 5.43
Index 1                      -0.78                 5.93                 9.72
Index 2                       3.10                 1.44                 6.52
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $67            $211           $368           $822
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1998 and the portfolio in 2002.
 o Prior to that, investment analyst,
   Phoenix Investment Partners, from
   1997 to 1998.
 o Prior to that, credit officer, asset
   based lending group, Fleet Bank, from
   1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .75^c     .84^c   1.14^c    1.22^c   1.06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.74)     (.59)   (2.04)     (.93)    (.85)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .01       .25     (.90)      .29      .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.40    $ 8.13   $ 9.16    $11.46   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (.30)     2.63    (8.68)     2.15     1.45
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        329       335      309       396      442
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .66       .70      .68       .67      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   10.07      9.89    11.23     10.40     9.36
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   138        77       54        42       74
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c  Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The managers will normally sell a stock when they believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case foreign stock markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other factors

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   32.79       -3.59      12.83       16.49       9.46      10.02       45.71      -20.49     -24.43     -13.48

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2003 Total Return as of March 31: -10.35%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       -13.48                -3.58                 4.38

Index 1                    -14.76                -2.81                 4.02

Index 2                    -15.94                -2.89                 4.00
--------------------------------------------------------------------------------

Index 1: MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index), an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.*

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.*

* The portfolio historically measured its performance against the MSCI EAFE Index. Prospectively, the portfolio intends to measure its performance against the MSCI EAFE + EMF Index instead of the MSCI EAFE Index, because the advisor believes it better reflects the portfolio's investment strategy.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.85
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $87            $271           $471          $1,049
--------------------------------------------------------------------------------

The Portfolio Managers

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                               Clare Gray                              Marc Slendebroek
Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset Management
Management and Lead Manager of            Management and Co-Manager of the        and Co-Manager of the portfolio.
the portfolio.                            portfolio.                               o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in     1994 and the portfolio in 2002.
   in 1994 after 4 years of experience       1993 and the portfolio in 2002.       o Over 13 years of investment
   managing European equities as well as   o Portfolio manager with primary          industry experience.
   responsibility for insurance sector       focus on European markets and         o MA, University of Leiden
   at Schroder Investment Management.        senior analyst covering global          (Netherlands).
 o Head of International Select Equity       telecommunications and pulp and
   strategy; portfolio manager and           paper.
   analyst for Core EAFE                   o 10 years of investment industry
   strategy: London.                         experience.
 o MA, Freiburg University.
 o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .12^b     .05^b    .08^b     .07^b    .17
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.36)    (3.46)   (3.90)     6.73     1.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.24)    (3.41)   (3.82)     6.80     1.65
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.04)     (.10)      --      (.20)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.98)  (2.90)     (2.15)    (.60)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.04)    (2.08)  (2.90)     (2.35)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.96    $ 9.24   $14.73    $21.45   $17.00
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (13.48)   (24.43)  (20.49)    45.71    10.02
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        120       121      179       252      213
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .85       .92      .84       .94      .93
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.46       .44      .47       .40      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   190       145       87       136       90
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio may invest more than 25% of net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see below).

The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in US dollars

The Main Risks of Investing in the Portfolio

There are several risk factors that could affect the performance of the portfolio.

As with most money market funds, the most important factor is short-term interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    2.85        3.95       5.66       5.03        5.25       5.15       4.84        6.10       3.75       1.35

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.32%, Q4 2002

2003 Total Return as of March 31: 0.22%


Average Annual Total Returns (%) as of 12/31/2002

                               1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            1.35                 4.22                4.38
--------------------------------------------------------------------------------

7-day yield as of December 31, 2002: 1.14%

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.54
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $55            $173           $302           $677
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                               .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.35      3.75     6.10      4.84     5.15
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        570       671      279       231      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .54       .55      .58       .54      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.35      3.39     5.94      4.77     5.02
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Strategic Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current return.

The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds, including emerging market issuers.

In deciding which types of securities to buy and sell, the portfolio managers evaluate each major type of security the portfolio invests in -- US junk bonds, investment-grade corporate bonds, emerging markets securities, foreign government bonds and US government and agency securities. The managers typically consider a number of factors, including the relative attractiveness of different types of securities, the potential impact of interest rate movements, the outlook for various types of foreign bonds (including currency considerations) and the relative yields and risks of bonds of various maturities.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the issuers and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments. For this portfolio, the main risk factors will vary depending on the portfolio's weighting of various types of securities. For example, to the extent that the portfolio invests in junk bonds, credit risk is a major factor. However, if the portfolio invests in higher quality bonds, a major factor is market interest rates.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o     derivatives could produce disproportionate losses

Investors looking for a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks, and who can accept risk of loss of principal, may want to invest in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with five broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                         1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                        10.98       -5.85       2.57       5.23       11.30

For the periods included in the bar chart:
Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999
2003 Total Return as of March 31: 2.28%

Average Annual Total Returns (%) as of 12/31/2002

                                   1 Year                    5 Years              Life of Portfolio*
---------------------------------------------------------------------------------------------------------
Portfolio -- Class A               11.30                       4.65                      4.62

Index 1                            19.49                       5.82                      6.11

Index 2                            14.24                       7.18                      7.92

Index 3                            -1.14                       1.24                      2.87

Index 4                            11.79                       7.75                      8.44

Index 5                            11.04                       7.62                      8.35
---------------------------------------------------------------------------------------------------------

Index 1: The Salomon Smith Barney World Government Bond Index, an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.**

Index 2: JP Morgan Emerging Markets Bond Plus Index, an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.**

Index 3: US High Yield Master Cash Pay Only Index, tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.**

Index 4: Lehman Brothers US Treasury Index, an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.**

Index 5: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.**

*     Since 5/1/97. Index comparisons begin 4/30/97.

** The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index and the Salomon Smith Barney World Government Bond Index. Prospectively, the portfolio intends to measure its performance against the JP Morgan Emerging Markets Bond Plus Index, the US High Yield Master Cash Pay Only Index, the Lehman Brothers US Treasury Index and the Salomon Smith Barney World Government Bond Index because the advisor believes they better reflect the portfolio's globally diversified strategy.

In the bar chart and table, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.73
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Strategic Income Portfolio to 1.05%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $75            $233           $406           $906
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:

Jan Faller                                Andrew P. Cestone                        Sean P. McCaffrey, CFA
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset      Managing Director of Deutsche Asset
Management and Lead Manager of the        Management and Portfolio Manager of the  Management and Portfolio Manager of
portfolio.                                portfolio.                               the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in    o Joined Deutsche Asset Management in
   1999 and the portfolio in 2000.           March 1998 and the portfolio in 2002.    1996 after five years of experience
 o Over 12 years of investment industry    o Prior to that, investment analyst,       as fixed income analyst
   experience.                               Phoenix Investment Partners, from        specializing in synthetic GIC bond
 o PanAgora Asset Management, Bond and       1997 to 1998.                            portfolios at Fidelity Investments.
   Currency Investment Manager from 1995   o Prior to that, Credit Officer, asset   o Portfolio Manager for stable value
   to 1999.                                  based lending group, Fleet Bank,         strategies, responsible for
 o MBA, Amos Tuck School, Dartmouth          from 1995 to 1997.                       overseeing the group's stable value
   College.                                                                           and bond index efforts
                                                                                      in asset-backed and mortgage-backed
                                                                                      securities as well as other
                                                                                      financial instruments underlying
                                                                                      synthetic GICs: New York.
                                                                                    o MBA, Yale University.
                                                                                    o Joined the portfolio in 2002.


Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:

Brett Diment                              Edwin Gutierrez
Managing Director of Deutsche Asset       Vice President of Deutsche Asset
Management.                               Management.
 o Joined Deutsche Asset Management in     o Member of Emerging Debt team:
   1991.                                     London.
 o Over 12 years of investment industry    o Joined Deutsche Asset Management in
   experience.                               2000 after 5 years of experience
 o Head of Emerging Debt: London.            including emerging debt portfolio
 o Joined the portfolio in 2002.             manager at INVESCO Asset Management
                                             responsible for Latin America and
                                             Asia and economist responsible for
                                             Latin America at LGT Asset
                                             Management.
                                           o Joined the portfolio in 2002.
                                           o MsC, Georgetown University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b    1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.27    $ 9.86   $ 9.86    $11.09    $10.29
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .45^c     .48^c    .51^c     .47^c     .24
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .68       .03    (.26)     (1.10)      .86
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.13       .51      .25      (.63)     1.10
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.30)     (.10)    (.25)     (.40)     (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.20)     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.30)     (.10)    (.25)     (.60)     (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.10    $10.27   $ 9.86    $ 9.86    $11.09
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.30      5.23     2.57     (5.85)    10.98
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        60        21        9         6         5
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .73       .66     1.14      1.03      1.08
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .73       .65     1.10      1.01      1.08
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.26      4.76     5.26      4.57      4.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   65        27      154       212       330
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Bond Market Risk. The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     growth stocks tend to be out of favor for certain periods

o     a bond could fall in credit quality or go into default

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   12.11       -9.49      25.97       16.76      19.96      15.14       14.81      -2.63      -6.09      -15.17

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2003 Total Return as of March 31: 0.32%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -15.17                 0.50                 6.26

Index 1                      -22.10                -0.59                 9.34

Index 2                       10.25                 7.55                 7.51

Index 3                      -27.88                -3.84                 6.70

Index 4                       11.04                 7.62                 7.61
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*

Index 2: Lehman Brothers Aggregate Bond Index, an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.*

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.*

Index 4: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.*

* The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index because the advisor believes the Lehman Brothers Aggregate Bond Index better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment-- this index provides a more accurate measure of the diversified universe in which the portfolio will invest.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.03
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.58
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $59            $186           $324           $726
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Christopher Gagnier                    Daniel R. Taylor                        Janet Campagna
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Portfolio Manager of the   Asset Management and Portfolio Manager  Management and Portfolio Manager of
portfolio.                                of the portfolio.                       the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   1997 and the portfolio in 2002.           1998 and the portfolio in 2002.         1999 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Head of global and tactical asset
   Paine Webber (1984-1997).                 portfolio manager, asset backed         allocation.
 o Began investment career in 1979.          securities analyst and senior         o Investment strategist and manager
                                             credit analyst, CoreStates              of the asset allocation strategies
Warren S. Davis                              Investment Advisors (1992-1998).        group for Barclays Global Investors
Managing Director of Deutsche Asset                                                  from 1994 to 1999.
Management and Portfolio Manager of the   David Baldt                              o Over fifteen years of investment
portfolio.                                CFA, Managing Director of Deutsche         industry experience.
 o Joined Deutsche Asset Management in    Asset Management and Portfolio Manager   o Master's degree in Social Science
   1995 and the portfolio in 2002.        of the portfolio.                          from California Institute of
 o Analyst specializing in mortgage- and   o Joined Deutsche Asset Management in     Technology.
   asset-backed securities.                  1989 and the portfolio in 2002.       o Ph.D, Political Science from
 o Began investment career in 1985.        o Chief Investment Officer of the         University of California at Irvine.
 o MBA, Drexel University.                   Fixed Income Fund Group.
                                           o Began investment career in 1971.     Andrew P. Cestone
Gary W. Bartlett                                                                  Managing Director of Deutsche Asset
CFA, Managing Director of Deutsche Asset  Thomas Flaherty                         Management and Portfolio Manager of
Management and Portfolio Manager of the   Director of Deutsche Asset Management   the portfolio.
portfolio.                                and Portfolio Manager of the portfolio.  o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in     1998 and the portfolio in 2002.
   1992 and the portfolio in 2002.           1995 and the portfolio in 2002.       o Prior to that, investment analyst,
 o Began investment career in 1982.        o Began investment career in 1984.        Phoenix Investment Partners, from
 o MBA, Drexel University.                                                           1997 to 1998.
                                          Jack A. Zehner                           o Prior to that, credit officer,
Julie M. Van Cleave                       Director of Deutsche Asset Management      asset based lending group, Fleet
CFA, Managing Director of Deutsche Asset  and Portfolio Manager of the portfolio.    Bank, from 1995 to 1997.
Management and Portfolio Manager of the    o Joined Deutsche Asset Management
portfolio.                                   and the portfolio in 2002.           Thomas J. Schmid
 o Joined Deutsche Asset Management and    o Previous experience includes eight   CFA, Director of Deutsche Asset
   the portfolio in 2002.                    years' investment industry           Management and Portfolio Manager of
 o Head of Large Cap Growth Portfolio        experience at Mason Street Advisors  the portfolio.
   Selection Team.                           where he served most recently as      o Joined Deutsche Asset Management
 o Previous experience includes 18           Director-- Common Stock.                and the portfolio in 2002.
   years' investment industry experience   o MBA, Marquette University.            o Previous experience includes 15
   at Mason Street Advisors, most                                                    years' investment industry
   recently serving as Managing Director                                             experience, most recently as
   and team leader for the large cap                                                 Director-- Common Stock at Mason
   investment team.                                                                  Street Advisors.
 o MBA, University of Wisconsin--                                                  o MBA, University of Chicago.
   Madison.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .47^c     .61^c    .74^c     .84^c    .86
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.81)    (2.20)   (1.40)     3.03     3.17
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.34)    (1.59)    (.66)     3.87     4.03
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.57)     (.80)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --      (.95)   (1.35)    (1.50)   (4.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (.57)     (1.75)   (2.25)    (2.40)   (4.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $18.66    $22.57   $25.91    $28.82   $27.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (15.17)    (6.09)   (2.63)    14.81    15.14
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       640       861      851       952      865
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .58      .61       .61      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.32      2.63     2.75      3.12     3.33
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  140       115      107        80       81
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
               21.73      -11.25      2.80        4.05      17.63      -11.43

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2003 Total Return as of March 31: -5.56%


Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -11.43             -0.21                3.11
Index 1                      -11.43              2.71                8.33
Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

** Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*     Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.81
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor and  Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1957.
 o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.21   $11.23    $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .17^b    .09^b     .02^b     .07^b    .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.67)    1.89       .42       .23    (1.41)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.50)    1.98       .44       .30    (1.32)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)      --      (.06)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --        --        --    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)      --      (.06)     (.10)    (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.66   $13.21    $11.23    $10.85   $10.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.43)   17.63      4.05      2.80   (11.25)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        250      194        84        95      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81      .79       .82       .84      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81      .79       .82       .83      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.28      .77       .15       .69     1.15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    86       57        36        72       43
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

SVS Focus Value+Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in US common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategies.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest a larger percentage of assets in a given stock than a diversified fund. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Strategy Risk. It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

Style Risk. In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals interested in exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                  1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 25.47      20.17       16.52      -3.90      -14.35     -25.89

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2003 Total Return as of March 31: -3.22%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -25.89             -3.10                3.13
Index                        -22.10             -0.59                6.16
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/1/96. Index comparison begins 4/30/96.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
-------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
-------------------------------------------------------------------------------
Management Fee                                                      0.75%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
-------------------------------------------------------------------------------
Other Expenses                                                      0.06
-------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.81
-------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Focus Value+Growth Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:

Spiros Segalas                            Kathleen McCarragher
Co-Manager of the portfolio.              Co-Manager of the portfolio.
 o Began investment career in 1960.        o Began investment career in 1982.
 o Joined the portfolio in 2001.           o Joined the portfolio in 2001.
 o Founder (1969), President (1993) and    o Director, Executive Vice President
   Chief Investment Officer (1973),          and Domestic Equity Investment
   Jennison Associates.                      Strategist, Jennison Associates
                                             since 1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:

David N. Dreman                           F. James Hutchinson
Managing Director of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1986.
 o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
   Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in both
                                             the corporate finance and
                                             trust/investment management areas,
                                             including President of The Bank of
                                             New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.08    $16.55   $18.96    $16.71   $14.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .08^b     .09^b    .12^b     .08^b    .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.45)    (2.41)    (.73)     2.62     2.78
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.37)    (2.32)    (.61)     2.70     2.86
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.06)     (.10)    (.10)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.05)   (1.70)     (.35)    (.40)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.06)    (1.15)   (1.80)     (.45)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.65    $13.08   $16.55    $18.96   $16.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (25.89)   (14.35)   (3.90)    16.52    20.17
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         97       140      153       172      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81       .79      .81       .83      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81       .79      .81       .82      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .73       .64      .66       .46      .80
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   109       180       39       102      102
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Blue Chip Portfolio

Scudder Fixed Income Portfolio

Scudder Government Securities Portfolio

Scudder International Select Equity Portfolio

Scudder Small Cap Growth Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                                         0.65%
--------------------------------------------------------------------------------
Scudder Contrarian Value Portfolio                                  0.75%
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                      0.60%
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                       0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                      0.50%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Strategic Income Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------
SVS Focus Value+Growth Portfolio                                    0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. With regard to Scudder Strategic Income Portfolio, DeAMIS is responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor the portfolio.

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2002, Jennison Associates managed approximately $46 billion on behalf of its clients.

DeIM pays a fee to Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates.

Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets.

DeIM pays a fee to Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------       = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov


                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  Scudder Government Securities Portfolio

o  Scudder Small Cap Growth Portfolio

Prospectus

May 1, 2003

Class A Shares

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                  12   Buying and Selling Shares

  7   Scudder Small Cap Growth Portfolio                       12   How the Portfolios Calculate Share Price

 11   Other Policies and Risks                                 13   Distributions

 11   Investment Advisor                                       13   Taxes

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, each portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                 ----------------------------------        = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income with capital gains, if any, annually. The portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



o  Scudder Government Securities Portfolio



Prospectus

May 1, 2003


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



How the Portfolio Works                                       Your Investment in the Portfolio

  3   Scudder Government Securities Portfolio                   8   Buying and Selling Shares

  7   Other Policies and Risks                                  8   How the Portfolio Calculates Share Price

  7   Investment Advisor                                        9   Distributions

                                                                9   Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. The portfolio paid 0.55% for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:



                      TOTAL ASSETS - TOTAL LIABILITIES
                     ----------------------------------     = NAV
                     TOTAL NUMBER OF SHARES OUTSTANDING


We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  Scudder Blue Chip Portfolio

o  Scudder Contrarian Value Portfolio

o  Scudder Fixed Income Portfolio

o  Scudder Government Securities Portfolio

o  Scudder Growth Portfolio

o  Scudder High Income Portfolio

o  Scudder International Select Equity Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Total Return Portfolio

o  SVS Dreman Small Cap Value Portfolio

o  SVS Focus Value+Growth Portfolio



Prospectus

May 1, 2003




Class A Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Blue Chip Portfolio                              53   Buying and Selling Shares

  7   Scudder Contrarian Value Portfolio                       54   How the Portfolios Calculate Share Price

 11   Scudder Fixed Income Portfolio                           54   Distributions

 16   Scudder Government Securities Portfolio                  54   Taxes

 20   Scudder Growth Portfolio

 24   Scudder High Income Portfolio

 29   Scudder International Select Equity Portfolio

 33   Scudder Small Cap Growth Portfolio

 37   Scudder Total Return Portfolio

 42   SVS Dreman Small Cap Value Portfolio

 46   SVS Focus Value+Growth Portfolio

 50   Other Policies and Risks

 51   Investment Advisor

 52   Portfolio Subadvisors

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2002, the S&P 500 Index had a median market capitalization of $6.73 billion) and that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industries and strong management. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting its emphasis on or within a given industry.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio invests in a given sector, any factors affecting that sector could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o     growth stocks may be out of favor for certain periods

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                           1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                          13.84       25.24      -7.84      -15.81     -22.11

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -17.43%, Q3 2001

2003 Total Return as of March 31: -3.49%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year          5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A          -22.11           -2.94                 -0.70

Index                         -21.65           -0.58                  3.36
--------------------------------------------------------------------------------

Index: Russell 1000 Index, an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*   Since 5/1/97. Index comparison begins 4/30/97.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                          0.69
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Blue Chip Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $70            $221           $384           $859
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Koziol                              Michael S. Patchen
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management
Management and Co-Manager of              and Co-Manager of the portfolio.
the portfolio.                             o Head of Global Quantitative Equity
 o Joined Deutsche Asset Management in       Portfolio Management: New York.
   2001 as head of Global Quantitative     o Joined Deutsche Asset Management in
   Equity Research and international         2000, with four years of experience
   portfolio manager.                        in managing global quantitative
 o Head of Global Quantitative Equities:     mandates including hedge funds and
   New York.                                 separate accounts at AQR Capital
 o Six years of experience as principal      Management and Goldman Sachs Asset
   in the Advanced Strategies and            Management.
   Research Group at Barclay's Global      o BAS from University of
   Investors, where he developed             Pennsylvania, BS from the Wharton
   quantitative equity, fixed income and     School.
   hedge fund products, and as an          o Joined the portfolio in 2002.
   investment banker at Salomon Brothers.
 o MBA, Massachusetts Institute of
   Technology.
 o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.07    $14.41   $15.69    $12.60   $11.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .07^b     .05^b    .07^b     .09^b    .10
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.73)    (2.33)   (1.29)     3.08     1.45
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.66)    (2.28)   (1.22)     3.17     1.55
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.04)     (.06)    (.06)     (.08)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.04)     (.06)    (.06)     (.08)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.37    $12.07   $14.41    $15.69   $12.60
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.11)   (15.81)   (7.84)    25.24    13.84
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       174       240      228       185       78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .69       .69      .71       .71      .76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .69       .69      .71       .70      .76
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .65       .42      .44       .67     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  195       118       86        64      102
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Contrarian Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2002, the Russell 1000 Value Index had a median market capitalization of $2.566 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on one or more sectors, any factors affecting those sectors could affect portfolio securities. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o  value stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o  derivatives could produce disproportionate losses

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                  1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 30.38      19.26      -10.21      16.13       1.87      -14.98

For the periods included in the bar chart:

Best Quarter: 15.90%, Q4 2000                   Worst Quarter: -19.06%, Q3 2002

2003 Total Return as of March 31: -5.44%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A       -14.98               1.49                7.78

Index                      -15.52               1.16                7.73
--------------------------------------------------------------------------------

Index: Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

*   Since 5/1/96. Index comparison begins 4/30/96.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                          0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Contrarian Value Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Thomas Sassi                                 Frederick L. Gaskin
  Managing Director of Deutsche Asset          Senior Vice President of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the
  portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in
     1990 and the portfolio in 1997.              1989 and the portfolio in 1997.
   o Over 31 years of investment industry       o Over 16 years of investment industry
     experience.                                  experience.
   o MBA, Hofstra University.                   o MBA, Babcock Graduate School of
                                                  Management at Wake Forest University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Contrarian Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $13.40    $13.40   $14.70    $17.57   $15.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .23^b     .23^b    .30^b     .37^b    .26
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)      .01     1.40     (1.94)    2.63
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.97)      .24     1.70     (1.57)    2.89
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.19)     (.24)    (.40)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --    (2.60)    (1.00)    (.40)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)     (.24)   (3.00)    (1.30)    (.50)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.24    $13.40   $13.40    $14.70   $17.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (14.98)     1.87    16.13    (10.21)   19.26
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       215       257      219       237      264
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .79      .80       .81      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .79      .80       .80      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.84      1.75     2.55      2.14     2.02
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   84        72       56        88       57
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
^b  Based on average shares outstanding during the period.

Scudder Fixed Income Portfolio

Formerly Scudder Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, US government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in US dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                 1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 9.04       7.93       -2.06       9.90       5.71       8.01

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -1.23%, Q2 1999

2003 Total Return as of March 31: 1.42%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           8.01              5.81                6.25

Index 1                       10.25              7.55                8.03

Index 2                       11.04              7.62                8.10
--------------------------------------------------------------------------------

Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.**

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.**

*   Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index instead of the Lehman Brothers Government/Corporate Bond Index because the advisor believes it better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.65
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $66            $208           $362           $810
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Baldt                               Warren S. Davis                         Thomas Flaherty
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   Managing Director of Deutsche Asset
Management and Co-Manager of the          and Co-Manager of the portfolio.        Management and Co-Manager of the
portfolio.                                 o Joined Deutsche Asset Management in  portfolio.
 o Joined Deutsche Asset Management          1995 and the portfolio in 2002.       o Joined Deutsche Asset Management in
   in 1989 and the portfolio in 2002.      o Began investment career in 1985.        1995 and the portfolio in 2002.
 o Began investment career in 1971.        o MBA, Drexel University.               o Began investment career in 1984.

J. Christopher Gagnier                    Daniel R. Taylor                        Andrew P. Cestone
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Co-Manager of the          Asset Management and Co-Manager of the  Management and Co-Manager of the
portfolio.                                portfolio.                              portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   in 1997 and the portfolio in 2002.        1998 and the portfolio in 2002.         1998 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Prior to that, Investment Analyst,
   Paine Webber (1984-1997).                 portfolio manager, asset-backed         Phoenix Investment Partners, from
 o Began investment career in 1979.          securities analyst and senior           1997 to 1998.
 o MBA, University of Chicago.               credit analyst, CoreStates            o Prior to that, Credit Officer,
                                             Investment Advisors, from 1992 to       asset based lending group,
Gary W. Bartlett                             1998.                                   Fleet Bank, from 1995 to 1997.
CFA, Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1992 and the portfolio in 2002.
 o Began investment career in 1982.
 o MBA, Drexel University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .53^c     .62^c    .69^c     .60^c     .32
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .37       .01^d    .36      (.85)     .55
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .90       .63     1.05      (.25)     .87
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.40)     (.60)    (.60)     (.30)    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.10)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.40)     (.60)    (.60)     (.40)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.98    $11.48   $11.45    $11.00   $11.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            8.01      5.71     9.90     (2.06)    7.93
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       216       134       78        71       52
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .65       .64      .68       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .65       .64      .67       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.57      5.46     6.36      5.42     5.50
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  267       176      311       131      130
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   14.62       -4.62      32.97       21.63      21.34      15.10       37.12      -19.06     -22.34     -29.41

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2003 Total Return as of March 31: -0.22%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -29.41                -6.88                 4.22
Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.64
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management        and the portfolio in 2002.
   the portfolio in 2002.                    and the portfolio in 2002.            o Previous experience includes 15
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight      years' investment industry
   Selection Team.                           years' investment industry              experience, most recently as
 o Previous experience includes 18           experience at Mason Street Advisors     Director-- Common Stock at Mason
   years' investment industry experience     where he served most recently as        Street Advisors.
   at Mason Street Advisors, most            Director-- Common Stock.              o MBA, University of Chicago.
   recently serving as Managing Director   o MBA, Marquette University.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.05    $30.12   $40.54    $29.57    $30.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .01^b     .03^b   (.01)^b   (.01)^b    .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.20)    (6.75)   (6.81)    10.98      4.59
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.19)    (6.72)   (6.82)    10.97      4.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.03)      --        --      (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.31)   (3.60)       --     (5.00)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --      (.01)      --        --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --     (2.35)   (3.60)       --     (5.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.86    $21.05   $30.12    $40.54    $29.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (29.41)   (22.34)  (19.06)    37.12     15.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       246       420      583       738       629
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .64       .63      .65       .66       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .07       .13     (.03)     (.04)      .28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   38        73       65        87       109
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder High Income Portfolio

Formerly Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio manager analyzes securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other factors

o     derivatives could produce disproportionate losses

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.
This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   19.99       -2.24      17.40       14.06      11.61       1.45       2.15       -8.68       2.63       -0.30

For the periods included in the bar chart:

Best Quarter: 6.43%, Q4 1993                    Worst Quarter: -6.66%, Q3 1998

2003 Total Return as of March 31: 4.96%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -0.30                -0.64                 5.43
Index 1                      -0.78                 5.93                 9.72
Index 2                       3.10                 1.44                 6.52
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $67            $211           $368           $822
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1998 and the portfolio in 2002.
 o Prior to that, investment analyst,
   Phoenix Investment Partners, from
   1997 to 1998.
 o Prior to that, credit officer, asset
   based lending group, Fleet Bank, from
   1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .75^c     .84^c   1.14^c    1.22^c   1.06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.74)     (.59)   (2.04)     (.93)    (.85)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .01       .25     (.90)      .29      .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.40    $ 8.13   $ 9.16    $11.46   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (.30)     2.63    (8.68)     2.15     1.45
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        329       335      309       396      442
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .66       .70      .68       .67      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   10.07      9.89    11.23     10.40     9.36
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   138        77       54        42       74
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c  Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The managers will normally sell a stock when they believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case foreign stock markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other factors

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   32.79       -3.59      12.83       16.49       9.46      10.02       45.71      -20.49     -24.43     -13.48

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2003 Total Return as of March 31: -10.35%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       -13.48                -3.58                 4.38

Index 1                    -14.76                -2.81                 4.02

Index 2                    -15.94                -2.89                 4.00
--------------------------------------------------------------------------------

Index 1: MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index), an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.*

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.*

* The portfolio historically measured its performance against the MSCI EAFE Index. Prospectively, the portfolio intends to measure its performance against the MSCI EAFE + EMF Index instead of the MSCI EAFE Index, because the advisor believes it better reflects the portfolio's investment strategy.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.85
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $87            $271           $471          $1,049
--------------------------------------------------------------------------------

The Portfolio Managers

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                               Clare Gray                              Marc Slendebroek
Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset Management
Management and Lead Manager of            Management and Co-Manager of the        and Co-Manager of the portfolio.
the portfolio.                            portfolio.                               o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in     1994 and the portfolio in 2002.
   in 1994 after 4 years of experience       1993 and the portfolio in 2002.       o Over 13 years of investment
   managing European equities as well as   o Portfolio manager with primary          industry experience.
   responsibility for insurance sector       focus on European markets and         o MA, University of Leiden
   at Schroder Investment Management.        senior analyst covering global          (Netherlands).
 o Head of International Select Equity       telecommunications and pulp and
   strategy; portfolio manager and           paper.
   analyst for Core EAFE                   o 10 years of investment industry
   strategy: London.                         experience.
 o MA, Freiburg University.
 o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .12^b     .05^b    .08^b     .07^b    .17
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.36)    (3.46)   (3.90)     6.73     1.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.24)    (3.41)   (3.82)     6.80     1.65
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.04)     (.10)      --      (.20)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.98)  (2.90)     (2.15)    (.60)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.04)    (2.08)  (2.90)     (2.35)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.96    $ 9.24   $14.73    $21.45   $17.00
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (13.48)   (24.43)  (20.49)    45.71    10.02
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        120       121      179       252      213
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .85       .92      .84       .94      .93
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.46       .44      .47       .40      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   190       145       87       136       90
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Bond Market Risk. The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     growth stocks tend to be out of favor for certain periods

o     a bond could fall in credit quality or go into default

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   12.11       -9.49      25.97       16.76      19.96      15.14       14.81      -2.63      -6.09      -15.17

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2003 Total Return as of March 31: 0.32%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -15.17                 0.50                 6.26

Index 1                      -22.10                -0.59                 9.34

Index 2                       10.25                 7.55                 7.51

Index 3                      -27.88                -3.84                 6.70

Index 4                       11.04                 7.62                 7.61
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*

Index 2: Lehman Brothers Aggregate Bond Index, an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.*

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.*

Index 4: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.*

* The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index because the advisor believes the Lehman Brothers Aggregate Bond Index better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment-- this index provides a more accurate measure of the diversified universe in which the portfolio will invest.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.03
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.58
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $59            $186           $324           $726
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Christopher Gagnier                    Daniel R. Taylor                        Janet Campagna
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Portfolio Manager of the   Asset Management and Portfolio Manager  Management and Portfolio Manager of
portfolio.                                of the portfolio.                       the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   1997 and the portfolio in 2002.           1998 and the portfolio in 2002.         1999 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Head of global and tactical asset
   Paine Webber (1984-1997).                 portfolio manager, asset backed         allocation.
 o Began investment career in 1979.          securities analyst and senior         o Investment strategist and manager
                                             credit analyst, CoreStates              of the asset allocation strategies
Warren S. Davis                              Investment Advisors (1992-1998).        group for Barclays Global Investors
Managing Director of Deutsche Asset                                                  from 1994 to 1999.
Management and Portfolio Manager of the   David Baldt                              o Over fifteen years of investment
portfolio.                                CFA, Managing Director of Deutsche         industry experience.
 o Joined Deutsche Asset Management in    Asset Management and Portfolio Manager   o Master's degree in Social Science
   1995 and the portfolio in 2002.        of the portfolio.                          from California Institute of
 o Analyst specializing in mortgage- and   o Joined Deutsche Asset Management in     Technology.
   asset-backed securities.                  1989 and the portfolio in 2002.       o Ph.D, Political Science from
 o Began investment career in 1985.        o Chief Investment Officer of the         University of California at Irvine.
 o MBA, Drexel University.                   Fixed Income Fund Group.
                                           o Began investment career in 1971.     Andrew P. Cestone
Gary W. Bartlett                                                                  Managing Director of Deutsche Asset
CFA, Managing Director of Deutsche Asset  Thomas Flaherty                         Management and Portfolio Manager of
Management and Portfolio Manager of the   Director of Deutsche Asset Management   the portfolio.
portfolio.                                and Portfolio Manager of the portfolio.  o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in     1998 and the portfolio in 2002.
   1992 and the portfolio in 2002.           1995 and the portfolio in 2002.       o Prior to that, investment analyst,
 o Began investment career in 1982.        o Began investment career in 1984.        Phoenix Investment Partners, from
 o MBA, Drexel University.                                                           1997 to 1998.
                                          Jack A. Zehner                           o Prior to that, credit officer,
Julie M. Van Cleave                       Director of Deutsche Asset Management      asset based lending group, Fleet
CFA, Managing Director of Deutsche Asset  and Portfolio Manager of the portfolio.    Bank, from 1995 to 1997.
Management and Portfolio Manager of the    o Joined Deutsche Asset Management
portfolio.                                   and the portfolio in 2002.           Thomas J. Schmid
 o Joined Deutsche Asset Management and    o Previous experience includes eight   CFA, Director of Deutsche Asset
   the portfolio in 2002.                    years' investment industry           Management and Portfolio Manager of
 o Head of Large Cap Growth Portfolio        experience at Mason Street Advisors  the portfolio.
   Selection Team.                           where he served most recently as      o Joined Deutsche Asset Management
 o Previous experience includes 18           Director-- Common Stock.                and the portfolio in 2002.
   years' investment industry experience   o MBA, Marquette University.            o Previous experience includes 15
   at Mason Street Advisors, most                                                    years' investment industry
   recently serving as Managing Director                                             experience, most recently as
   and team leader for the large cap                                                 Director-- Common Stock at Mason
   investment team.                                                                  Street Advisors.
 o MBA, University of Wisconsin--                                                  o MBA, University of Chicago.
   Madison.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .47^c     .61^c    .74^c     .84^c    .86
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.81)    (2.20)   (1.40)     3.03     3.17
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.34)    (1.59)    (.66)     3.87     4.03
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.57)     (.80)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --      (.95)   (1.35)    (1.50)   (4.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (.57)     (1.75)   (2.25)    (2.40)   (4.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $18.66    $22.57   $25.91    $28.82   $27.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (15.17)    (6.09)   (2.63)    14.81    15.14
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       640       861      851       952      865
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .58      .61       .61      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.32      2.63     2.75      3.12     3.33
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  140       115      107        80       81
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
               21.73      -11.25      2.80        4.05      17.63      -11.43

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2003 Total Return as of March 31: -5.56%


Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -11.43             -0.21                3.11
Index 1                      -11.43              2.71                8.33
Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

** Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*     Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.81
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor and  Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1957.
 o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.21   $11.23    $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .17^b    .09^b     .02^b     .07^b    .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.67)    1.89       .42       .23    (1.41)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.50)    1.98       .44       .30    (1.32)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)      --      (.06)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --        --        --    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)      --      (.06)     (.10)    (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.66   $13.21    $11.23    $10.85   $10.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.43)   17.63      4.05      2.80   (11.25)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        250      194        84        95      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81      .79       .82       .84      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81      .79       .82       .83      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.28      .77       .15       .69     1.15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    86       57        36        72       43
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

SVS Focus Value+Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in US common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategies.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest a larger percentage of assets in a given stock than a diversified fund. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Strategy Risk. It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

Style Risk. In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals interested in exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                  1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 25.47      20.17       16.52      -3.90      -14.35     -25.89

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2003 Total Return as of March 31: -3.22%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -25.89             -3.10                3.13
Index                        -22.10             -0.59                6.16
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/1/96. Index comparison begins 4/30/96.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
-------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
-------------------------------------------------------------------------------
Management Fee                                                      0.75%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
-------------------------------------------------------------------------------
Other Expenses                                                      0.06
-------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.81
-------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Focus Value+Growth Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:

Spiros Segalas                            Kathleen McCarragher
Co-Manager of the portfolio.              Co-Manager of the portfolio.
 o Began investment career in 1960.        o Began investment career in 1982.
 o Joined the portfolio in 2001.           o Joined the portfolio in 2001.
 o Founder (1969), President (1993) and    o Director, Executive Vice President
   Chief Investment Officer (1973),          and Domestic Equity Investment
   Jennison Associates.                      Strategist, Jennison Associates
                                             since 1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:

David N. Dreman                           F. James Hutchinson
Managing Director of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1986.
 o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
   Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in both
                                             the corporate finance and
                                             trust/investment management areas,
                                             including President of The Bank of
                                             New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.08    $16.55   $18.96    $16.71   $14.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .08^b     .09^b    .12^b     .08^b    .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.45)    (2.41)    (.73)     2.62     2.78
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.37)    (2.32)    (.61)     2.70     2.86
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.06)     (.10)    (.10)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.05)   (1.70)     (.35)    (.40)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.06)    (1.15)   (1.80)     (.45)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.65    $13.08   $16.55    $18.96   $16.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (25.89)   (14.35)   (3.90)    16.52    20.17
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         97       140      153       172      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81       .79      .81       .83      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81       .79      .81       .82      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .73       .64      .66       .46      .80
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   109       180       39       102      102
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Blue Chip Portfolio

Scudder Fixed Income Portfolio

Scudder Government Securities Portfolio

Scudder International Select Equity Portfolio

Scudder Small Cap Growth Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                                         0.65%
--------------------------------------------------------------------------------
Scudder Contrarian Value Portfolio                                  0.75%
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                      0.60%
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                       0.75%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------
SVS Focus Value+Growth Portfolio                                    0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM pays a fee to DeAMIS for acting as subadvisor to the portfolio.

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2002, Jennison Associates managed approximately $46 billion on behalf of its clients.

DeIM pays a fee to Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates.

Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets.

DeIM pays a fee to Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                    ----------------------------------   = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  Scudder International Select Equity Portfolio

o  SVS Dreman Small Cap Value Portfolio



Prospectus

May 1, 2003



Class A Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder International Select Equity Portfolio            14   Buying and Selling Shares

  7   SVS Dreman Small Cap Value Portfolio                     15   How the Portfolios Calculate Share Price

 11   Other Policies and Risks                                 15   Distributions

 12   Investment Advisor                                       15   Taxes

 13   Portfolio Subadvisors

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The managers will normally sell a stock when they believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case foreign stock markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other factors

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   32.79       -3.59      12.83       16.49       9.46      10.02       45.71      -20.49     -24.43     -13.48

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2003 Total Return as of March 31: -10.35%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       -13.48                -3.58                 4.38

Index 1                    -14.76                -2.81                 4.02

Index 2                    -15.94                -2.89                 4.00
--------------------------------------------------------------------------------

Index 1: MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index), an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.*

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.*

* The portfolio historically measured its performance against the MSCI EAFE Index. Prospectively, the portfolio intends to measure its performance against the MSCI EAFE + EMF Index instead of the MSCI EAFE Index, because the advisor believes it better reflects the portfolio's investment strategy.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.85
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $87            $271           $471          $1,049
--------------------------------------------------------------------------------

The Portfolio Managers

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                               Clare Gray                              Marc Slendebroek
Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset Management
Management and Lead Manager of            Management and Co-Manager of the        and Co-Manager of the portfolio.
the portfolio.                            portfolio.                               o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in     1994 and the portfolio in 2002.
   in 1994 after 4 years of experience       1993 and the portfolio in 2002.       o Over 13 years of investment
   managing European equities as well as   o Portfolio manager with primary          industry experience.
   responsibility for insurance sector       focus on European markets and         o MA, University of Leiden
   at Schroder Investment Management.        senior analyst covering global          (Netherlands).
 o Head of International Select Equity       telecommunications and pulp and
   strategy; portfolio manager and           paper.
   analyst for Core EAFE                   o 10 years of investment industry
   strategy: London.                         experience.
 o MA, Freiburg University.
 o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .12^b     .05^b    .08^b     .07^b    .17
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.36)    (3.46)   (3.90)     6.73     1.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.24)    (3.41)   (3.82)     6.80     1.65
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.04)     (.10)      --      (.20)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.98)  (2.90)     (2.15)    (.60)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.04)    (2.08)  (2.90)     (2.35)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.96    $ 9.24   $14.73    $21.45   $17.00
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (13.48)   (24.43)  (20.49)    45.71    10.02
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        120       121      179       252      213
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .85       .92      .84       .94      .93
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.46       .44      .47       .40      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   190       145       87       136       90
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
               21.73      -11.25      2.80        4.05      17.63      -11.43

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2003 Total Return as of March 31: -5.56%


Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -11.43             -0.21                3.11
Index 1                      -11.43              2.71                8.33
Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

** Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*     Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.81
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor and  Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1957.
 o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.21   $11.23    $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .17^b    .09^b     .02^b     .07^b    .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.67)    1.89       .42       .23    (1.41)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.50)    1.98       .44       .30    (1.32)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)      --      (.06)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --        --        --    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)      --      (.06)     (.10)    (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.66   $13.21    $11.23    $10.85   $10.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.43)   17.63      4.05      2.80   (11.25)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        250      194        84        95      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81      .79       .82       .84      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81      .79       .82       .83      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.28      .77       .15       .69     1.15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    86       57        36        72       43
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, each portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                       0.75%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM pays a fee to DeAMIS for acting as subadvisor to the portfolio.

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                    -----------------------------------     = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II





o  Scudder Government Securities Portfolio

o  Scudder Small Cap Growth Portfolio

o  SVS Dreman High Return Equity Portfolio

o  SVS Dreman Small Cap Value Portfolio



Prospectus

May 1, 2003


Class A Shares




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                  21   Buying and Selling Shares

  7   Scudder Small Cap Growth Portfolio                       22   How the Portfolios Calculate Share Price

 11   SVS Dreman High Return Equity Portfolio                  22   Distributions

 15   SVS Dreman Small Cap Value Portfolio                     22   Taxes

 19   Other Policies and Risks

 20   Investment Advisor

 20   Portfolio Subadvisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2002, the S&P 500 Index had a median market capitalization of $6.73 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the US.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks. However, the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                        1999        2000       2001       2002
--------------------------------------------------------------------------------
                                       -11.16      30.52       1.69      -18.03

For the periods included in the bar chart:

Best Quarter: 16.94%, Q3 2000                   Worst Quarter: -17.32%, Q3 2002

2003 Total Return as of March 31: -6.08%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -18.03                      -0.13

Index                                  -22.10                      -3.58
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.**

*   Since 5/4/98. Index comparison begins 4/30/98.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                      0.06%
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.79%
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman High Return Equity Portfolio to 0.87%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                           F. James Hutchinson
Managing Director of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1986.
 o Joined the portfolio in 1998.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
   Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in both
                                             the corporate finance and
                                             trust/investment management areas,
                                             including President of The Bank of
                                             New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a   1998^a,b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.81   $10.77    $ 8.96   $10.28   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .21^c    .19^c     .26^c    .26^c    .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.13)    (.01)     2.25    (1.38)     .20
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.92)     .18      2.51    (1.12)     .28
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.09)    (.14)     (.20)    (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.04)      --      (.50)    (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.13)    (.14)     (.70)    (.20)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.76   $10.81    $10.77   $ 8.96   $10.28
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (18.03)    1.69     30.52   (11.16)    2.80^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        510      443       168      113       59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79      .82       .85      .86     1.20*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79      .82       .84      .86      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.21     1.78      2.85     2.57     2.77*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    17       16        37       24        5*
---------------------------------------------------------------------------------------------------------------------------


^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
               21.73      -11.25      2.80        4.05      17.63      -11.43

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2003 Total Return as of March 31: -5.56%


Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -11.43             -0.21                3.11
Index 1                      -11.43              2.71                8.33
Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

** Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*     Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.81
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor and  Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1957.
 o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.21   $11.23    $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .17^b    .09^b     .02^b     .07^b    .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.67)    1.89       .42       .23    (1.41)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.50)    1.98       .44       .30    (1.32)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)      --      (.06)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --        --        --    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)      --      (.06)     (.10)    (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.66   $13.21    $11.23    $10.85   $10.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.43)   17.63      4.05      2.80   (11.25)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        250      194        84        95      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81      .79       .82       .84      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81      .79       .82       .83      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.28      .77       .15       .69     1.15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    86       57        36        72       43
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder Small Cap Growth Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:


Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio                             0.73%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Subadvisor for SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

               TOTAL ASSETS - TOTAL LIABILITIES
              -----------------------------------        = NAV
              TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov


                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series II


o Scudder Government Securities Portfolio

o Scudder Growth Portfolio

o Scudder Money Market Portfolio

o SVS Dreman Small Cap Value Portfolio



Prospectus

May 1, 2003


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                  20   Buying and Selling Shares

  7   Scudder Growth Portfolio                                 21   How the Portfolios Calculate Share Price

 11   Scudder Money Market Portfolio                           21   Distributions

 14   SVS Dreman Small Cap Value Portfolio                     21   Taxes

 18   Other Policies and Risks

 19   Investment Advisor

 19   Portfolio Subadvisor

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   14.62       -4.62      32.97       21.63      21.34      15.10       37.12      -19.06     -22.34     -29.41

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2003 Total Return as of March 31: -0.22%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -29.41                -6.88                 4.22
Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.64
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management        and the portfolio in 2002.
   the portfolio in 2002.                    and the portfolio in 2002.            o Previous experience includes 15
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight      years' investment industry
   Selection Team.                           years' investment industry              experience, most recently as
 o Previous experience includes 18           experience at Mason Street Advisors     Director-- Common Stock at Mason
   years' investment industry experience     where he served most recently as        Street Advisors.
   at Mason Street Advisors, most            Director-- Common Stock.              o MBA, University of Chicago.
   recently serving as Managing Director   o MBA, Marquette University.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.05    $30.12   $40.54    $29.57    $30.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .01^b     .03^b   (.01)^b   (.01)^b    .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.20)    (6.75)   (6.81)    10.98      4.59
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.19)    (6.72)   (6.82)    10.97      4.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.03)      --        --      (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.31)   (3.60)       --     (5.00)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --      (.01)      --        --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --     (2.35)   (3.60)       --     (5.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.86    $21.05   $30.12    $40.54    $29.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (29.41)   (22.34)  (19.06)    37.12     15.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       246       420      583       738       629
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .64       .63      .65       .66       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .07       .13     (.03)     (.04)      .28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   38        73       65        87       109
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio may invest more than 25% of net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see below).

The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in US dollars

The Main Risks of Investing in the Portfolio

There are several risk factors that could affect the performance of the portfolio.

As with most money market funds, the most important factor is short-term interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    2.85        3.95       5.66       5.03        5.25       5.15       4.84        6.10       3.75       1.35

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.32%, Q4 2002

2003 Total Return as of March 31: 0.22%


Average Annual Total Returns (%) as of 12/31/2002

                               1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            1.35                 4.22                4.38
--------------------------------------------------------------------------------

7-day yield as of December 31, 2002: 1.14%

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.54
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $55            $173           $302           $677
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                               .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.35      3.75     6.10      4.84     5.15
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        570       671      279       231      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .54       .55      .58       .54      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.35      3.39     5.94      4.77     5.02
---------------------------------------------------------------------------------------------------------------------------

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
               21.73      -11.25      2.80        4.05      17.63      -11.43

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2003 Total Return as of March 31: -5.56%


Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -11.43             -0.21                3.11
Index 1                      -11.43              2.71                8.33
Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

** Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*     Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.81
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor and  Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1957.
 o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.21   $11.23    $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .17^b    .09^b     .02^b     .07^b    .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.67)    1.89       .42       .23    (1.41)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.50)    1.98       .44       .30    (1.32)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)      --      (.06)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --        --        --    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)      --      (.06)     (.10)    (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.66   $13.21    $11.23    $10.85   $10.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.43)   17.63      4.05      2.80   (11.25)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        250      194        84        95      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81      .79       .82       .84      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81      .79       .82       .83      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.28      .77       .15       .69     1.15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    86       57        36        72       43
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:


Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                      0.50%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------


Portfolio Subadvisor

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

--------------------------------------------------------------------------------
Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


                        TOTAL ASSETS - TOTAL LIABILITIES
                    ----------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.

Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series II



o Scudder Contrarian Value Portfolio

o Scudder Fixed Income Portfolio

o Scudder Government Securities Portfolio

o Scudder Growth Portfolio

o Scudder High Income Portfolio

o Scudder International Select Equity Portfolio

o Scudder Money Market Portfolio

o Scudder Small Cap Growth Portfolio

o Scudder Technology Growth Portfolio

o Scudder Total Return Portfolio

o SVS Dreman Small Cap Value Portfolio

o SVS Focus Value+Growth Portfolio




Prospectus

May 1, 2003

Class A Shares




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Contrarian Value Portfolio                       57   Buying and Selling Shares


  7   Scudder Fixed Income Portfolio                           58   How the Portfolios Calculate Share Price


 12   Scudder Government Securities Portfolio                  58   Distributions


 16   Scudder Growth Portfolio                                 58   Taxes


 20   Scudder High Income Portfolio


 25   Scudder International Select Equity Portfolio


 29   Scudder Money Market Portfolio


 32   Scudder Small Cap Growth Portfolio


 36   Scudder Technology Growth Portfolio


 41   Scudder Total Return Portfolio


 46   SVS Dreman Small Cap Value Portfolio


 50   SVS Focus Value+Growth Portfolio


 54   Other Policies and Risks


 55   Investment Advisor


 56   Portfolio Subadvisors


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Contrarian Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2002, the Russell 1000 Value Index had a median market capitalization of $2.566 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on one or more sectors, any factors affecting those sectors could affect portfolio securities. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o  value stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o  derivatives could produce disproportionate losses

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                  1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 30.38      19.26      -10.21      16.13       1.87      -14.98

For the periods included in the bar chart:

Best Quarter: 15.90%, Q4 2000                   Worst Quarter: -19.06%, Q3 2002

2003 Total Return as of March 31: -5.44%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A       -14.98               1.49                7.78

Index                      -15.52               1.16                7.73
--------------------------------------------------------------------------------

Index: Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

*   Since 5/1/96. Index comparison begins 4/30/96.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                          0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Contrarian Value Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Thomas Sassi                                 Frederick L. Gaskin
  Managing Director of Deutsche Asset          Senior Vice President of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the
  portfolio.                                   portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in
     1990 and the portfolio in 1997.              1989 and the portfolio in 1997.
   o Over 31 years of investment industry       o Over 16 years of investment industry
     experience.                                  experience.
   o MBA, Hofstra University.                   o MBA, Babcock Graduate School of
                                                  Management at Wake Forest University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Contrarian Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $13.40    $13.40   $14.70    $17.57   $15.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .23^b     .23^b    .30^b     .37^b    .26
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)      .01     1.40     (1.94)    2.63
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.97)      .24     1.70     (1.57)    2.89
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.19)     (.24)    (.40)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --    (2.60)    (1.00)    (.40)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)     (.24)   (3.00)    (1.30)    (.50)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.24    $13.40   $13.40    $14.70   $17.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (14.98)     1.87    16.13    (10.21)   19.26
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       215       257      219       237      264
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .79      .80       .81      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .79      .80       .80      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.84      1.75     2.55      2.14     2.02
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   84        72       56        88       57
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
^b  Based on average shares outstanding during the period.

Scudder Fixed Income Portfolio

Formerly Scudder Investment Grade Bond Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, US government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in US dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                 1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 9.04       7.93       -2.06       9.90       5.71       8.01

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -1.23%, Q2 1999

2003 Total Return as of March 31: 1.42%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           8.01              5.81                6.25

Index 1                       10.25              7.55                8.03

Index 2                       11.04              7.62                8.10
--------------------------------------------------------------------------------

Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.**

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.**

*   Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index instead of the Lehman Brothers Government/Corporate Bond Index because the advisor believes it better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.65
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $66            $208           $362           $810
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Baldt                               Warren S. Davis                         Thomas Flaherty
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   Managing Director of Deutsche Asset
Management and Co-Manager of the          and Co-Manager of the portfolio.        Management and Co-Manager of the
portfolio.                                 o Joined Deutsche Asset Management in  portfolio.
 o Joined Deutsche Asset Management          1995 and the portfolio in 2002.       o Joined Deutsche Asset Management in
   in 1989 and the portfolio in 2002.      o Began investment career in 1985.        1995 and the portfolio in 2002.
 o Began investment career in 1971.        o MBA, Drexel University.               o Began investment career in 1984.

J. Christopher Gagnier                    Daniel R. Taylor                        Andrew P. Cestone
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Co-Manager of the          Asset Management and Co-Manager of the  Management and Co-Manager of the
portfolio.                                portfolio.                              portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   in 1997 and the portfolio in 2002.        1998 and the portfolio in 2002.         1998 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Prior to that, Investment Analyst,
   Paine Webber (1984-1997).                 portfolio manager, asset-backed         Phoenix Investment Partners, from
 o Began investment career in 1979.          securities analyst and senior           1997 to 1998.
 o MBA, University of Chicago.               credit analyst, CoreStates            o Prior to that, Credit Officer,
                                             Investment Advisors, from 1992 to       asset based lending group,
Gary W. Bartlett                             1998.                                   Fleet Bank, from 1995 to 1997.
CFA, Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1992 and the portfolio in 2002.
 o Began investment career in 1982.
 o MBA, Drexel University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .53^c     .62^c    .69^c     .60^c     .32
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .37       .01^d    .36      (.85)     .55
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .90       .63     1.05      (.25)     .87
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.40)     (.60)    (.60)     (.30)    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.10)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.40)     (.60)    (.60)     (.40)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.98    $11.48   $11.45    $11.00   $11.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            8.01      5.71     9.90     (2.06)    7.93
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       216       134       78        71       52
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .65       .64      .68       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .65       .64      .67       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.57      5.46     6.36      5.42     5.50
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  267       176      311       131      130
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   14.62       -4.62      32.97       21.63      21.34      15.10       37.12      -19.06     -22.34     -29.41

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2003 Total Return as of March 31: -0.22%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -29.41                -6.88                 4.22
Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.64
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management        and the portfolio in 2002.
   the portfolio in 2002.                    and the portfolio in 2002.            o Previous experience includes 15
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight      years' investment industry
   Selection Team.                           years' investment industry              experience, most recently as
 o Previous experience includes 18           experience at Mason Street Advisors     Director-- Common Stock at Mason
   years' investment industry experience     where he served most recently as        Street Advisors.
   at Mason Street Advisors, most            Director-- Common Stock.              o MBA, University of Chicago.
   recently serving as Managing Director   o MBA, Marquette University.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.05    $30.12   $40.54    $29.57    $30.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .01^b     .03^b   (.01)^b   (.01)^b    .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.20)    (6.75)   (6.81)    10.98      4.59
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.19)    (6.72)   (6.82)    10.97      4.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.03)      --        --      (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.31)   (3.60)       --     (5.00)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --      (.01)      --        --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --     (2.35)   (3.60)       --     (5.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.86    $21.05   $30.12    $40.54    $29.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (29.41)   (22.34)  (19.06)    37.12     15.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       246       420      583       738       629
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .64       .63      .65       .66       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .07       .13     (.03)     (.04)      .28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   38        73       65        87       109
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder High Income Portfolio

Formerly Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio manager analyzes securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other factors

o     derivatives could produce disproportionate losses

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.
This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   19.99       -2.24      17.40       14.06      11.61       1.45       2.15       -8.68       2.63       -0.30

For the periods included in the bar chart:

Best Quarter: 6.43%, Q4 1993                    Worst Quarter: -6.66%, Q3 1998

2003 Total Return as of March 31: 4.96%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -0.30                -0.64                 5.43
Index 1                      -0.78                 5.93                 9.72
Index 2                       3.10                 1.44                 6.52
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $67            $211           $368           $822
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1998 and the portfolio in 2002.
 o Prior to that, investment analyst,
   Phoenix Investment Partners, from
   1997 to 1998.
 o Prior to that, credit officer, asset
   based lending group, Fleet Bank, from
   1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .75^c     .84^c   1.14^c    1.22^c   1.06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.74)     (.59)   (2.04)     (.93)    (.85)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .01       .25     (.90)      .29      .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.40    $ 8.13   $ 9.16    $11.46   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (.30)     2.63    (8.68)     2.15     1.45
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        329       335      309       396      442
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .66       .70      .68       .67      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   10.07      9.89    11.23     10.40     9.36
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   138        77       54        42       74
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c  Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The managers will normally sell a stock when they believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case foreign stock markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other factors

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   32.79       -3.59      12.83       16.49       9.46      10.02       45.71      -20.49     -24.43     -13.48

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2003 Total Return as of March 31: -10.35%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       -13.48                -3.58                 4.38

Index 1                    -14.76                -2.81                 4.02

Index 2                    -15.94                -2.89                 4.00
--------------------------------------------------------------------------------

Index 1: MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index), an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.*

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.*

* The portfolio historically measured its performance against the MSCI EAFE Index. Prospectively, the portfolio intends to measure its performance against the MSCI EAFE + EMF Index instead of the MSCI EAFE Index, because the advisor believes it better reflects the portfolio's investment strategy.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.85
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $87            $271           $471          $1,049
--------------------------------------------------------------------------------

The Portfolio Managers

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                               Clare Gray                              Marc Slendebroek
Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset Management
Management and Lead Manager of            Management and Co-Manager of the        and Co-Manager of the portfolio.
the portfolio.                            portfolio.                               o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in     1994 and the portfolio in 2002.
   in 1994 after 4 years of experience       1993 and the portfolio in 2002.       o Over 13 years of investment
   managing European equities as well as   o Portfolio manager with primary          industry experience.
   responsibility for insurance sector       focus on European markets and         o MA, University of Leiden
   at Schroder Investment Management.        senior analyst covering global          (Netherlands).
 o Head of International Select Equity       telecommunications and pulp and
   strategy; portfolio manager and           paper.
   analyst for Core EAFE                   o 10 years of investment industry
   strategy: London.                         experience.
 o MA, Freiburg University.
 o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .12^b     .05^b    .08^b     .07^b    .17
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.36)    (3.46)   (3.90)     6.73     1.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.24)    (3.41)   (3.82)     6.80     1.65
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.04)     (.10)      --      (.20)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.98)  (2.90)     (2.15)    (.60)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.04)    (2.08)  (2.90)     (2.35)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.96    $ 9.24   $14.73    $21.45   $17.00
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (13.48)   (24.43)  (20.49)    45.71    10.02
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        120       121      179       252      213
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .85       .92      .84       .94      .93
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.46       .44      .47       .40      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   190       145       87       136       90
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio may invest more than 25% of net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see below).

The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in US dollars

The Main Risks of Investing in the Portfolio

There are several risk factors that could affect the performance of the portfolio.

As with most money market funds, the most important factor is short-term interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    2.85        3.95       5.66       5.03        5.25       5.15       4.84        6.10       3.75       1.35

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.32%, Q4 2002

2003 Total Return as of March 31: 0.22%


Average Annual Total Returns (%) as of 12/31/2002

                               1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            1.35                 4.22                4.38
--------------------------------------------------------------------------------

7-day yield as of December 31, 2002: 1.14%

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.54
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $55            $173           $302           $677
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                               .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.35      3.75     6.10      4.84     5.15
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        570       671      279       231      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .54       .55      .58       .54      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.35      3.39     5.94      4.77     5.02
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth Orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Top-Down Analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities. The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Specific Risk. While the portfolio does not concentrate in any industry, the portfolio focuses its investments in technology companies. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on the performance of a fund so long as a fund has a small asset base.

o     at times, market conditions might make it hard to value some investments

o     derivatives could produce disproportionate losses

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

------------------------------------------------------------------------------
                                               2000       2001       2002
------------------------------------------------------------------------------
                                              -21.57     -32.39     -35.52

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2003 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -35.52                      -12.72

Index 1                                -27.88                      -14.77

Index 2                                -40.27                      -20.16
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

Index 2: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                       0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $82            $255           $444           $990
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Jonathan Wild                              Lanette Donovan                         Anne Meisner
  CA, Managing Director of Deutsche          Managing Director of Deutsche Asset     Director of Deutsche Asset
  Asset Management and Co-Manager to the     Management and Co-Manager to the        Management and Co-Manager to the
  portfolio.                                 portfolio.                              portfolio.
   o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1996 and the portfolio in 2002.            in 2000, previously serving as          in 2001, after 9 years of
   o Prior to joining the portfolio, was        analyst responsible for large cap       experience at Goldman Sachs as
     both portfolio manager and analyst         telecommunications and computer         vice president, both in the fixed
     on UK equities specializing in the         hardware companies, after 6 years       income technology division, as
     Telecoms sector, based in London.          of experience covering technology       well as in equity research as the
   o Prior to joining Deutsche Asset            sector as managing director and         lead Infrastructure Software
     Management, had 9 years of                 team leader for Citibank Asset          analyst, previously serving as
     experience as fund manager for             Management and director in              member of technical staff at
     Finsbury Asset Management and an           research covering computer              Bell Communications Research
     analyst at BZW having previously           hardware, software and services         (formerly Bell Labs).
     qualified as a chartered accountant        at College Retirement Equities        o Analyst for global equity,
     at KPMG.                                   Fund (TIAA-CREF).                       Hardware and Software sector: New
   o Head of global equity research team      o Analyst for global equity,              York.
     for Hardware and Software sector:          Hardware and Software sector: New     o Joined the portfolio in 2003.
     New York.                                  York.                                 o MBA, Columbia University Business
                                              o Joined the portfolio in 2003.           School.
  Stephen Scott                               o MBA, Columbia University Business     o MS, Computer Science, Michigan
  Director of Deutsche Asset Management         School.                                 State University.
  and Co-Manager to the portfolio.
   o Joined Deutsche Asset Management in
     1996, previously serving as team
     leader of Software and IT services,
     London, and analyst/portfolio
     manager, Sydney, after 1 year of
     experience as credit analyst for
     Westpac Banking Corporation;
     lecturer at Securities Institute of
     Australia.
   o Analyst for global equity, Hardware
     and Software sector: New York.
   o Graduate diploma from Securities
     Institute of Australia.
   o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002     2001     2000^b   1999^a,b
----------------------------------------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.36   $13.87   $17.77   $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                            (.03)     .01      .04      .05
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.30)   (4.50)   (3.84)    7.72
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.33)   (4.49)   (3.80)    7.77
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.01)    (.02)      --       --
----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --       --     (.10)      --
----------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.01)    (.02)    (.10)      --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 6.02   $ 9.36   $13.87   $17.77
----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (35.52)  (32.39)  (21.57)   77.70^d**
----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       219      351      270       84
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .80      .81      .82     1.19*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .80      .81      .82      .94*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.37)     .12      .21      .60*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   64       56      107       34*
----------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c  Based on average shares outstanding during the period.

^d  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Bond Market Risk. The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     growth stocks tend to be out of favor for certain periods

o     a bond could fall in credit quality or go into default

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   12.11       -9.49      25.97       16.76      19.96      15.14       14.81      -2.63      -6.09      -15.17

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2003 Total Return as of March 31: 0.32%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -15.17                 0.50                 6.26

Index 1                      -22.10                -0.59                 9.34

Index 2                       10.25                 7.55                 7.51

Index 3                      -27.88                -3.84                 6.70

Index 4                       11.04                 7.62                 7.61
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*

Index 2: Lehman Brothers Aggregate Bond Index, an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.*

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.*

Index 4: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.*

* The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index because the advisor believes the Lehman Brothers Aggregate Bond Index better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment-- this index provides a more accurate measure of the diversified universe in which the portfolio will invest.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.03
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.58
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $59            $186           $324           $726
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Christopher Gagnier                    Daniel R. Taylor                        Janet Campagna
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Portfolio Manager of the   Asset Management and Portfolio Manager  Management and Portfolio Manager of
portfolio.                                of the portfolio.                       the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   1997 and the portfolio in 2002.           1998 and the portfolio in 2002.         1999 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Head of global and tactical asset
   Paine Webber (1984-1997).                 portfolio manager, asset backed         allocation.
 o Began investment career in 1979.          securities analyst and senior         o Investment strategist and manager
                                             credit analyst, CoreStates              of the asset allocation strategies
Warren S. Davis                              Investment Advisors (1992-1998).        group for Barclays Global Investors
Managing Director of Deutsche Asset                                                  from 1994 to 1999.
Management and Portfolio Manager of the   David Baldt                              o Over fifteen years of investment
portfolio.                                CFA, Managing Director of Deutsche         industry experience.
 o Joined Deutsche Asset Management in    Asset Management and Portfolio Manager   o Master's degree in Social Science
   1995 and the portfolio in 2002.        of the portfolio.                          from California Institute of
 o Analyst specializing in mortgage- and   o Joined Deutsche Asset Management in     Technology.
   asset-backed securities.                  1989 and the portfolio in 2002.       o Ph.D, Political Science from
 o Began investment career in 1985.        o Chief Investment Officer of the         University of California at Irvine.
 o MBA, Drexel University.                   Fixed Income Fund Group.
                                           o Began investment career in 1971.     Andrew P. Cestone
Gary W. Bartlett                                                                  Managing Director of Deutsche Asset
CFA, Managing Director of Deutsche Asset  Thomas Flaherty                         Management and Portfolio Manager of
Management and Portfolio Manager of the   Director of Deutsche Asset Management   the portfolio.
portfolio.                                and Portfolio Manager of the portfolio.  o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in     1998 and the portfolio in 2002.
   1992 and the portfolio in 2002.           1995 and the portfolio in 2002.       o Prior to that, investment analyst,
 o Began investment career in 1982.        o Began investment career in 1984.        Phoenix Investment Partners, from
 o MBA, Drexel University.                                                           1997 to 1998.
                                          Jack A. Zehner                           o Prior to that, credit officer,
Julie M. Van Cleave                       Director of Deutsche Asset Management      asset based lending group, Fleet
CFA, Managing Director of Deutsche Asset  and Portfolio Manager of the portfolio.    Bank, from 1995 to 1997.
Management and Portfolio Manager of the    o Joined Deutsche Asset Management
portfolio.                                   and the portfolio in 2002.           Thomas J. Schmid
 o Joined Deutsche Asset Management and    o Previous experience includes eight   CFA, Director of Deutsche Asset
   the portfolio in 2002.                    years' investment industry           Management and Portfolio Manager of
 o Head of Large Cap Growth Portfolio        experience at Mason Street Advisors  the portfolio.
   Selection Team.                           where he served most recently as      o Joined Deutsche Asset Management
 o Previous experience includes 18           Director-- Common Stock.                and the portfolio in 2002.
   years' investment industry experience   o MBA, Marquette University.            o Previous experience includes 15
   at Mason Street Advisors, most                                                    years' investment industry
   recently serving as Managing Director                                             experience, most recently as
   and team leader for the large cap                                                 Director-- Common Stock at Mason
   investment team.                                                                  Street Advisors.
 o MBA, University of Wisconsin--                                                  o MBA, University of Chicago.
   Madison.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .47^c     .61^c    .74^c     .84^c    .86
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.81)    (2.20)   (1.40)     3.03     3.17
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.34)    (1.59)    (.66)     3.87     4.03
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.57)     (.80)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --      (.95)   (1.35)    (1.50)   (4.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (.57)     (1.75)   (2.25)    (2.40)   (4.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $18.66    $22.57   $25.91    $28.82   $27.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (15.17)    (6.09)   (2.63)    14.81    15.14
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       640       861      851       952      865
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .58      .61       .61      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.32      2.63     2.75      3.12     3.33
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  140       115      107        80       81
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
               21.73      -11.25      2.80        4.05      17.63      -11.43

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2003 Total Return as of March 31: -5.56%


Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -11.43             -0.21                3.11
Index 1                      -11.43              2.71                8.33
Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

** Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*     Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.81
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor and  Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1957.
 o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.21   $11.23    $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .17^b    .09^b     .02^b     .07^b    .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.67)    1.89       .42       .23    (1.41)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.50)    1.98       .44       .30    (1.32)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)      --      (.06)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --        --        --    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)      --      (.06)     (.10)    (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.66   $13.21    $11.23    $10.85   $10.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.43)   17.63      4.05      2.80   (11.25)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        250      194        84        95      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81      .79       .82       .84      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81      .79       .82       .83      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.28      .77       .15       .69     1.15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    86       57        36        72       43
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

SVS Focus Value+Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in US common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategies.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest a larger percentage of assets in a given stock than a diversified fund. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Strategy Risk. It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

Style Risk. In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals interested in exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                  1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 25.47      20.17       16.52      -3.90      -14.35     -25.89

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2003 Total Return as of March 31: -3.22%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -25.89             -3.10                3.13
Index                        -22.10             -0.59                6.16
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/1/96. Index comparison begins 4/30/96.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
-------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
-------------------------------------------------------------------------------
Management Fee                                                      0.75%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
-------------------------------------------------------------------------------
Other Expenses                                                      0.06
-------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.81
-------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Focus Value+Growth Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:

Spiros Segalas                            Kathleen McCarragher
Co-Manager of the portfolio.              Co-Manager of the portfolio.
 o Began investment career in 1960.        o Began investment career in 1982.
 o Joined the portfolio in 2001.           o Joined the portfolio in 2001.
 o Founder (1969), President (1993) and    o Director, Executive Vice President
   Chief Investment Officer (1973),          and Domestic Equity Investment
   Jennison Associates.                      Strategist, Jennison Associates
                                             since 1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:

David N. Dreman                           F. James Hutchinson
Managing Director of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1986.
 o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
   Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in both
                                             the corporate finance and
                                             trust/investment management areas,
                                             including President of The Bank of
                                             New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.08    $16.55   $18.96    $16.71   $14.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .08^b     .09^b    .12^b     .08^b    .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.45)    (2.41)    (.73)     2.62     2.78
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.37)    (2.32)    (.61)     2.70     2.86
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.06)     (.10)    (.10)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.05)   (1.70)     (.35)    (.40)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.06)    (1.15)   (1.80)     (.45)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.65    $13.08   $16.55    $18.96   $16.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (25.89)   (14.35)   (3.90)    16.52    20.17
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         97       140      153       172      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81       .79      .81       .83      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81       .79      .81       .82      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .73       .64      .66       .46      .80
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   109       180       39       102      102
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Fixed Income Portfolio

Scudder Government Securities Portfolio,

Scudder International Select Equity Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Contrarian Value Portfolio                                  0.75%
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                      0.60%
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                       0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                      0.50%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                                 0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------
SVS Focus Value+Growth Portfolio                                    0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM pays a fee to DeAMIS for acting as subadvisor to the portfolio.

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2002, Jennison Associates managed approximately $46 billion on behalf of its clients.

DeIM pays a fee to Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates.

Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets.

DeIM pays a fee to Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management.

--------------------------------------------------------------------------------
Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


                     TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------   = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.

Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series II


o Scudder Fixed Income Portfolio

o Scudder Government Securities Portfolio

o Scudder Growth Portfolio

o Scudder High Income Portfolio

o Scudder Money Market Portfolio

o Scudder Small Cap Growth Portfolio

o Scudder Technology Growth Portfolio

o Scudder Total Return Portfolio




Prospectus

May 1, 2003

Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Fixed Income Portfolio                           40   Buying and Selling Shares

  8   Scudder Government Securities Portfolio                  41   How the Portfolios Calculate Share Price

 12   Scudder Growth Portfolio                                 41   Distributions

 16   Scudder High Income Portfolio                            41   Taxes

 21   Scudder Money Market Portfolio

 24   Scudder Small Cap Growth Portfolio

 28   Scudder Technology Growth Portfolio

 33   Scudder Total Return Portfolio

 38   Other Policies and Risks

 39   Investment Advisor

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Fixed Income Portfolio

Formerly Scudder Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, US government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in US dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                 1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 9.04       7.93       -2.06       9.90       5.71       8.01

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -1.23%, Q2 1999

2003 Total Return as of March 31: 1.42%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           8.01              5.81                6.25

Index 1                       10.25              7.55                8.03

Index 2                       11.04              7.62                8.10
--------------------------------------------------------------------------------

Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.**

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.**

*   Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index instead of the Lehman Brothers Government/Corporate Bond Index because the advisor believes it better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.65
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $66            $208           $362           $810
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Baldt                               Warren S. Davis                         Thomas Flaherty
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   Managing Director of Deutsche Asset
Management and Co-Manager of the          and Co-Manager of the portfolio.        Management and Co-Manager of the
portfolio.                                 o Joined Deutsche Asset Management in  portfolio.
 o Joined Deutsche Asset Management          1995 and the portfolio in 2002.       o Joined Deutsche Asset Management in
   in 1989 and the portfolio in 2002.      o Began investment career in 1985.        1995 and the portfolio in 2002.
 o Began investment career in 1971.        o MBA, Drexel University.               o Began investment career in 1984.

J. Christopher Gagnier                    Daniel R. Taylor                        Andrew P. Cestone
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Co-Manager of the          Asset Management and Co-Manager of the  Management and Co-Manager of the
portfolio.                                portfolio.                              portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   in 1997 and the portfolio in 2002.        1998 and the portfolio in 2002.         1998 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Prior to that, Investment Analyst,
   Paine Webber (1984-1997).                 portfolio manager, asset-backed         Phoenix Investment Partners, from
 o Began investment career in 1979.          securities analyst and senior           1997 to 1998.
 o MBA, University of Chicago.               credit analyst, CoreStates            o Prior to that, Credit Officer,
                                             Investment Advisors, from 1992 to       asset based lending group,
Gary W. Bartlett                             1998.                                   Fleet Bank, from 1995 to 1997.
CFA, Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1992 and the portfolio in 2002.
 o Began investment career in 1982.
 o MBA, Drexel University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .53^c     .62^c    .69^c     .60^c     .32
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .37       .01^d    .36      (.85)     .55
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .90       .63     1.05      (.25)     .87
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.40)     (.60)    (.60)     (.30)    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.10)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.40)     (.60)    (.60)     (.40)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.98    $11.48   $11.45    $11.00   $11.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            8.01      5.71     9.90     (2.06)    7.93
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       216       134       78        71       52
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .65       .64      .68       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .65       .64      .67       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.57      5.46     6.36      5.42     5.50
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  267       176      311       131      130
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   14.62       -4.62      32.97       21.63      21.34      15.10       37.12      -19.06     -22.34     -29.41

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2003 Total Return as of March 31: -0.22%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -29.41                -6.88                 4.22
Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.64
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management        and the portfolio in 2002.
   the portfolio in 2002.                    and the portfolio in 2002.            o Previous experience includes 15
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight      years' investment industry
   Selection Team.                           years' investment industry              experience, most recently as
 o Previous experience includes 18           experience at Mason Street Advisors     Director-- Common Stock at Mason
   years' investment industry experience     where he served most recently as        Street Advisors.
   at Mason Street Advisors, most            Director-- Common Stock.              o MBA, University of Chicago.
   recently serving as Managing Director   o MBA, Marquette University.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.05    $30.12   $40.54    $29.57    $30.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .01^b     .03^b   (.01)^b   (.01)^b    .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.20)    (6.75)   (6.81)    10.98      4.59
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.19)    (6.72)   (6.82)    10.97      4.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.03)      --        --      (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.31)   (3.60)       --     (5.00)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --      (.01)      --        --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --     (2.35)   (3.60)       --     (5.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.86    $21.05   $30.12    $40.54    $29.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (29.41)   (22.34)  (19.06)    37.12     15.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       246       420      583       738       629
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .64       .63      .65       .66       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .07       .13     (.03)     (.04)      .28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   38        73       65        87       109
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder High Income Portfolio

Formerly Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio manager analyzes securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other factors

o     derivatives could produce disproportionate losses

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.
This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   19.99       -2.24      17.40       14.06      11.61       1.45       2.15       -8.68       2.63       -0.30

For the periods included in the bar chart:

Best Quarter: 6.43%, Q4 1993                    Worst Quarter: -6.66%, Q3 1998

2003 Total Return as of March 31: 4.96%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -0.30                -0.64                 5.43
Index 1                      -0.78                 5.93                 9.72
Index 2                       3.10                 1.44                 6.52
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $67            $211           $368           $822
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1998 and the portfolio in 2002.
 o Prior to that, investment analyst,
   Phoenix Investment Partners, from
   1997 to 1998.
 o Prior to that, credit officer, asset
   based lending group, Fleet Bank, from
   1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .75^c     .84^c   1.14^c    1.22^c   1.06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.74)     (.59)   (2.04)     (.93)    (.85)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .01       .25     (.90)      .29      .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.40    $ 8.13   $ 9.16    $11.46   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (.30)     2.63    (8.68)     2.15     1.45
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        329       335      309       396      442
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .66       .70      .68       .67      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   10.07      9.89    11.23     10.40     9.36
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   138        77       54        42       74
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c  Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio may invest more than 25% of net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see below).

The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in US dollars

The Main Risks of Investing in the Portfolio

There are several risk factors that could affect the performance of the portfolio.

As with most money market funds, the most important factor is short-term interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    2.85        3.95       5.66       5.03        5.25       5.15       4.84        6.10       3.75       1.35

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.32%, Q4 2002

2003 Total Return as of March 31: 0.22%


Average Annual Total Returns (%) as of 12/31/2002

                               1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            1.35                 4.22                4.38
--------------------------------------------------------------------------------

7-day yield as of December 31, 2002: 1.14%

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.54
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $55            $173           $302           $677
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                               .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.35      3.75     6.10      4.84     5.15
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        570       671      279       231      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .54       .55      .58       .54      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.35      3.39     5.94      4.77     5.02
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth Orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Top-Down Analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities. The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Specific Risk. While the portfolio does not concentrate in any industry, the portfolio focuses its investments in technology companies. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on the performance of a fund so long as a fund has a small asset base.

o     at times, market conditions might make it hard to value some investments

o     derivatives could produce disproportionate losses

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

------------------------------------------------------------------------------
                                               2000       2001       2002
------------------------------------------------------------------------------
                                              -21.57     -32.39     -35.52

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2003 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -35.52                      -12.72

Index 1                                -27.88                      -14.77

Index 2                                -40.27                      -20.16
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

Index 2: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                       0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $82            $255           $444           $990
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Jonathan Wild                              Lanette Donovan                         Anne Meisner
  CA, Managing Director of Deutsche          Managing Director of Deutsche Asset     Director of Deutsche Asset
  Asset Management and Co-Manager to the     Management and Co-Manager to the        Management and Co-Manager to the
  portfolio.                                 portfolio.                              portfolio.
   o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1996 and the portfolio in 2002.            in 2000, previously serving as          in 2001, after 9 years of
   o Prior to joining the portfolio, was        analyst responsible for large cap       experience at Goldman Sachs as
     both portfolio manager and analyst         telecommunications and computer         vice president, both in the fixed
     on UK equities specializing in the         hardware companies, after 6 years       income technology division, as
     Telecoms sector, based in London.          of experience covering technology       well as in equity research as the
   o Prior to joining Deutsche Asset            sector as managing director and         lead Infrastructure Software
     Management, had 9 years of                 team leader for Citibank Asset          analyst, previously serving as
     experience as fund manager for             Management and director in              member of technical staff at
     Finsbury Asset Management and an           research covering computer              Bell Communications Research
     analyst at BZW having previously           hardware, software and services         (formerly Bell Labs).
     qualified as a chartered accountant        at College Retirement Equities        o Analyst for global equity,
     at KPMG.                                   Fund (TIAA-CREF).                       Hardware and Software sector: New
   o Head of global equity research team      o Analyst for global equity,              York.
     for Hardware and Software sector:          Hardware and Software sector: New     o Joined the portfolio in 2003.
     New York.                                  York.                                 o MBA, Columbia University Business
                                              o Joined the portfolio in 2003.           School.
  Stephen Scott                               o MBA, Columbia University Business     o MS, Computer Science, Michigan
  Director of Deutsche Asset Management         School.                                 State University.
  and Co-Manager to the portfolio.
   o Joined Deutsche Asset Management in
     1996, previously serving as team
     leader of Software and IT services,
     London, and analyst/portfolio
     manager, Sydney, after 1 year of
     experience as credit analyst for
     Westpac Banking Corporation;
     lecturer at Securities Institute of
     Australia.
   o Analyst for global equity, Hardware
     and Software sector: New York.
   o Graduate diploma from Securities
     Institute of Australia.
   o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002     2001     2000^b   1999^a,b
----------------------------------------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.36   $13.87   $17.77   $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                            (.03)     .01      .04      .05
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.30)   (4.50)   (3.84)    7.72
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.33)   (4.49)   (3.80)    7.77
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.01)    (.02)      --       --
----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --       --     (.10)      --
----------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.01)    (.02)    (.10)      --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 6.02   $ 9.36   $13.87   $17.77
----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (35.52)  (32.39)  (21.57)   77.70^d**
----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       219      351      270       84
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .80      .81      .82     1.19*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .80      .81      .82      .94*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.37)     .12      .21      .60*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   64       56      107       34*
----------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c  Based on average shares outstanding during the period.

^d  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Bond Market Risk. The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     growth stocks tend to be out of favor for certain periods

o     a bond could fall in credit quality or go into default

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   12.11       -9.49      25.97       16.76      19.96      15.14       14.81      -2.63      -6.09      -15.17

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2003 Total Return as of March 31: 0.32%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -15.17                 0.50                 6.26

Index 1                      -22.10                -0.59                 9.34

Index 2                       10.25                 7.55                 7.51

Index 3                      -27.88                -3.84                 6.70

Index 4                       11.04                 7.62                 7.61
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*

Index 2: Lehman Brothers Aggregate Bond Index, an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.*

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.*

Index 4: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.*

* The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index because the advisor believes the Lehman Brothers Aggregate Bond Index better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment-- this index provides a more accurate measure of the diversified universe in which the portfolio will invest.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.03
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.58
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $59            $186           $324           $726
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Christopher Gagnier                    Daniel R. Taylor                        Janet Campagna
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Portfolio Manager of the   Asset Management and Portfolio Manager  Management and Portfolio Manager of
portfolio.                                of the portfolio.                       the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   1997 and the portfolio in 2002.           1998 and the portfolio in 2002.         1999 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Head of global and tactical asset
   Paine Webber (1984-1997).                 portfolio manager, asset backed         allocation.
 o Began investment career in 1979.          securities analyst and senior         o Investment strategist and manager
                                             credit analyst, CoreStates              of the asset allocation strategies
Warren S. Davis                              Investment Advisors (1992-1998).        group for Barclays Global Investors
Managing Director of Deutsche Asset                                                  from 1994 to 1999.
Management and Portfolio Manager of the   David Baldt                              o Over fifteen years of investment
portfolio.                                CFA, Managing Director of Deutsche         industry experience.
 o Joined Deutsche Asset Management in    Asset Management and Portfolio Manager   o Master's degree in Social Science
   1995 and the portfolio in 2002.        of the portfolio.                          from California Institute of
 o Analyst specializing in mortgage- and   o Joined Deutsche Asset Management in     Technology.
   asset-backed securities.                  1989 and the portfolio in 2002.       o Ph.D, Political Science from
 o Began investment career in 1985.        o Chief Investment Officer of the         University of California at Irvine.
 o MBA, Drexel University.                   Fixed Income Fund Group.
                                           o Began investment career in 1971.     Andrew P. Cestone
Gary W. Bartlett                                                                  Managing Director of Deutsche Asset
CFA, Managing Director of Deutsche Asset  Thomas Flaherty                         Management and Portfolio Manager of
Management and Portfolio Manager of the   Director of Deutsche Asset Management   the portfolio.
portfolio.                                and Portfolio Manager of the portfolio.  o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in     1998 and the portfolio in 2002.
   1992 and the portfolio in 2002.           1995 and the portfolio in 2002.       o Prior to that, investment analyst,
 o Began investment career in 1982.        o Began investment career in 1984.        Phoenix Investment Partners, from
 o MBA, Drexel University.                                                           1997 to 1998.
                                          Jack A. Zehner                           o Prior to that, credit officer,
Julie M. Van Cleave                       Director of Deutsche Asset Management      asset based lending group, Fleet
CFA, Managing Director of Deutsche Asset  and Portfolio Manager of the portfolio.    Bank, from 1995 to 1997.
Management and Portfolio Manager of the    o Joined Deutsche Asset Management
portfolio.                                   and the portfolio in 2002.           Thomas J. Schmid
 o Joined Deutsche Asset Management and    o Previous experience includes eight   CFA, Director of Deutsche Asset
   the portfolio in 2002.                    years' investment industry           Management and Portfolio Manager of
 o Head of Large Cap Growth Portfolio        experience at Mason Street Advisors  the portfolio.
   Selection Team.                           where he served most recently as      o Joined Deutsche Asset Management
 o Previous experience includes 18           Director-- Common Stock.                and the portfolio in 2002.
   years' investment industry experience   o MBA, Marquette University.            o Previous experience includes 15
   at Mason Street Advisors, most                                                    years' investment industry
   recently serving as Managing Director                                             experience, most recently as
   and team leader for the large cap                                                 Director-- Common Stock at Mason
   investment team.                                                                  Street Advisors.
 o MBA, University of Wisconsin--                                                  o MBA, University of Chicago.
   Madison.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .47^c     .61^c    .74^c     .84^c    .86
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.81)    (2.20)   (1.40)     3.03     3.17
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.34)    (1.59)    (.66)     3.87     4.03
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.57)     (.80)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --      (.95)   (1.35)    (1.50)   (4.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (.57)     (1.75)   (2.25)    (2.40)   (4.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $18.66    $22.57   $25.91    $28.82   $27.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (15.17)    (6.09)   (2.63)    14.81    15.14
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       640       861      851       952      865
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .58      .61       .61      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.32      2.63     2.75      3.12     3.33
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  140       115      107        80       81
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Fixed Income Portfolio

Scudder Government Securities Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                      0.60%
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                      0.50%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                                 0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


                        TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------------ = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.

Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series II


o Scudder Fixed Income Portfolio

o Scudder Government Securities Portfolio

o Scudder Growth Portfolio

o Scudder High Income Portfolio

o Scudder Money Market Portfolio

o Scudder Small Cap Growth Portfolio

o Scudder Technology Growth Portfolio

o Scudder Total Return Portfolio

o SVS Dreman Small Cap Value Portfolio


Prospectus

May 1, 2003

Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

How the Portfolios Work                               Your Investment in the Portfolios

  3   Scudder Fixed Income Portfolio                   44   Buying and Selling Shares

  8   Scudder Government Securities Portfolio          45   How the Portfolios Calculate Share Price

 12   Scudder Growth Portfolio                         45   Distributions

 16   Scudder High Income Portfolio                    45   Taxes

 21   Scudder Money Market Portfolio

 24   Scudder Small Cap Growth Portfolio

 28   Scudder Technology Growth Portfolio

 33   Scudder Total Return Portfolio

 38   SVS Dreman Small Cap Value Portfolio

 42   Other Policies and Risks

 43   Investment Advisor

 43   Portfolio Subadvisor

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Fixed Income Portfolio

Formerly Scudder Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, US government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in US dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                 1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 9.04       7.93       -2.06       9.90       5.71       8.01

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -1.23%, Q2 1999

2003 Total Return as of March 31: 1.42%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           8.01              5.81                6.25

Index 1                       10.25              7.55                8.03

Index 2                       11.04              7.62                8.10
--------------------------------------------------------------------------------

Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.**

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.**

*   Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index instead of the Lehman Brothers Government/Corporate Bond Index because the advisor believes it better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.65
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $66            $208           $362           $810
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Baldt                               Warren S. Davis                         Thomas Flaherty
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   Managing Director of Deutsche Asset
Management and Co-Manager of the          and Co-Manager of the portfolio.        Management and Co-Manager of the
portfolio.                                 o Joined Deutsche Asset Management in  portfolio.
 o Joined Deutsche Asset Management          1995 and the portfolio in 2002.       o Joined Deutsche Asset Management in
   in 1989 and the portfolio in 2002.      o Began investment career in 1985.        1995 and the portfolio in 2002.
 o Began investment career in 1971.        o MBA, Drexel University.               o Began investment career in 1984.

J. Christopher Gagnier                    Daniel R. Taylor                        Andrew P. Cestone
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Co-Manager of the          Asset Management and Co-Manager of the  Management and Co-Manager of the
portfolio.                                portfolio.                              portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   in 1997 and the portfolio in 2002.        1998 and the portfolio in 2002.         1998 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Prior to that, Investment Analyst,
   Paine Webber (1984-1997).                 portfolio manager, asset-backed         Phoenix Investment Partners, from
 o Began investment career in 1979.          securities analyst and senior           1997 to 1998.
 o MBA, University of Chicago.               credit analyst, CoreStates            o Prior to that, Credit Officer,
                                             Investment Advisors, from 1992 to       asset based lending group,
Gary W. Bartlett                             1998.                                   Fleet Bank, from 1995 to 1997.
CFA, Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1992 and the portfolio in 2002.
 o Began investment career in 1982.
 o MBA, Drexel University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .53^c     .62^c    .69^c     .60^c     .32
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .37       .01^d    .36      (.85)     .55
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .90       .63     1.05      (.25)     .87
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.40)     (.60)    (.60)     (.30)    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.10)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.40)     (.60)    (.60)     (.40)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.98    $11.48   $11.45    $11.00   $11.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            8.01      5.71     9.90     (2.06)    7.93
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       216       134       78        71       52
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .65       .64      .68       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .65       .64      .67       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.57      5.46     6.36      5.42     5.50
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  267       176      311       131      130
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   14.62       -4.62      32.97       21.63      21.34      15.10       37.12      -19.06     -22.34     -29.41

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2003 Total Return as of March 31: -0.22%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -29.41                -6.88                 4.22
Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.64
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management        and the portfolio in 2002.
   the portfolio in 2002.                    and the portfolio in 2002.            o Previous experience includes 15
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight      years' investment industry
   Selection Team.                           years' investment industry              experience, most recently as
 o Previous experience includes 18           experience at Mason Street Advisors     Director-- Common Stock at Mason
   years' investment industry experience     where he served most recently as        Street Advisors.
   at Mason Street Advisors, most            Director-- Common Stock.              o MBA, University of Chicago.
   recently serving as Managing Director   o MBA, Marquette University.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.05    $30.12   $40.54    $29.57    $30.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .01^b     .03^b   (.01)^b   (.01)^b    .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.20)    (6.75)   (6.81)    10.98      4.59
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.19)    (6.72)   (6.82)    10.97      4.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.03)      --        --      (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.31)   (3.60)       --     (5.00)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --      (.01)      --        --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --     (2.35)   (3.60)       --     (5.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.86    $21.05   $30.12    $40.54    $29.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (29.41)   (22.34)  (19.06)    37.12     15.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       246       420      583       738       629
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .64       .63      .65       .66       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .07       .13     (.03)     (.04)      .28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   38        73       65        87       109
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder High Income Portfolio

Formerly Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio manager analyzes securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other factors

o     derivatives could produce disproportionate losses

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.
This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   19.99       -2.24      17.40       14.06      11.61       1.45       2.15       -8.68       2.63       -0.30

For the periods included in the bar chart:

Best Quarter: 6.43%, Q4 1993                    Worst Quarter: -6.66%, Q3 1998

2003 Total Return as of March 31: 4.96%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -0.30                -0.64                 5.43
Index 1                      -0.78                 5.93                 9.72
Index 2                       3.10                 1.44                 6.52
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $67            $211           $368           $822
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1998 and the portfolio in 2002.
 o Prior to that, investment analyst,
   Phoenix Investment Partners, from
   1997 to 1998.
 o Prior to that, credit officer, asset
   based lending group, Fleet Bank, from
   1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .75^c     .84^c   1.14^c    1.22^c   1.06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.74)     (.59)   (2.04)     (.93)    (.85)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .01       .25     (.90)      .29      .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.40    $ 8.13   $ 9.16    $11.46   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (.30)     2.63    (8.68)     2.15     1.45
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        329       335      309       396      442
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .66       .70      .68       .67      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   10.07      9.89    11.23     10.40     9.36
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   138        77       54        42       74
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c  Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio may invest more than 25% of net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see below).

The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in US dollars

The Main Risks of Investing in the Portfolio

There are several risk factors that could affect the performance of the portfolio.

As with most money market funds, the most important factor is short-term interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    2.85        3.95       5.66       5.03        5.25       5.15       4.84        6.10       3.75       1.35

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.32%, Q4 2002

2003 Total Return as of March 31: 0.22%


Average Annual Total Returns (%) as of 12/31/2002

                               1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            1.35                 4.22                4.38
--------------------------------------------------------------------------------

7-day yield as of December 31, 2002: 1.14%

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.54
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $55            $173           $302           $677
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                               .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.35      3.75     6.10      4.84     5.15
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        570       671      279       231      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .54       .55      .58       .54      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.35      3.39     5.94      4.77     5.02
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth Orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Top-Down Analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities. The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Specific Risk. While the portfolio does not concentrate in any industry, the portfolio focuses its investments in technology companies. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on the performance of a fund so long as a fund has a small asset base.

o     at times, market conditions might make it hard to value some investments

o     derivatives could produce disproportionate losses

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

------------------------------------------------------------------------------
                                               2000       2001       2002
------------------------------------------------------------------------------
                                              -21.57     -32.39     -35.52

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2003 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -35.52                      -12.72

Index 1                                -27.88                      -14.77

Index 2                                -40.27                      -20.16
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

Index 2: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                       0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $82            $255           $444           $990
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Jonathan Wild                              Lanette Donovan                         Anne Meisner
  CA, Managing Director of Deutsche          Managing Director of Deutsche Asset     Director of Deutsche Asset
  Asset Management and Co-Manager to the     Management and Co-Manager to the        Management and Co-Manager to the
  portfolio.                                 portfolio.                              portfolio.
   o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1996 and the portfolio in 2002.            in 2000, previously serving as          in 2001, after 9 years of
   o Prior to joining the portfolio, was        analyst responsible for large cap       experience at Goldman Sachs as
     both portfolio manager and analyst         telecommunications and computer         vice president, both in the fixed
     on UK equities specializing in the         hardware companies, after 6 years       income technology division, as
     Telecoms sector, based in London.          of experience covering technology       well as in equity research as the
   o Prior to joining Deutsche Asset            sector as managing director and         lead Infrastructure Software
     Management, had 9 years of                 team leader for Citibank Asset          analyst, previously serving as
     experience as fund manager for             Management and director in              member of technical staff at
     Finsbury Asset Management and an           research covering computer              Bell Communications Research
     analyst at BZW having previously           hardware, software and services         (formerly Bell Labs).
     qualified as a chartered accountant        at College Retirement Equities        o Analyst for global equity,
     at KPMG.                                   Fund (TIAA-CREF).                       Hardware and Software sector: New
   o Head of global equity research team      o Analyst for global equity,              York.
     for Hardware and Software sector:          Hardware and Software sector: New     o Joined the portfolio in 2003.
     New York.                                  York.                                 o MBA, Columbia University Business
                                              o Joined the portfolio in 2003.           School.
  Stephen Scott                               o MBA, Columbia University Business     o MS, Computer Science, Michigan
  Director of Deutsche Asset Management         School.                                 State University.
  and Co-Manager to the portfolio.
   o Joined Deutsche Asset Management in
     1996, previously serving as team
     leader of Software and IT services,
     London, and analyst/portfolio
     manager, Sydney, after 1 year of
     experience as credit analyst for
     Westpac Banking Corporation;
     lecturer at Securities Institute of
     Australia.
   o Analyst for global equity, Hardware
     and Software sector: New York.
   o Graduate diploma from Securities
     Institute of Australia.
   o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002     2001     2000^b   1999^a,b
----------------------------------------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.36   $13.87   $17.77   $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                            (.03)     .01      .04      .05
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.30)   (4.50)   (3.84)    7.72
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.33)   (4.49)   (3.80)    7.77
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.01)    (.02)      --       --
----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --       --     (.10)      --
----------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.01)    (.02)    (.10)      --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 6.02   $ 9.36   $13.87   $17.77
----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (35.52)  (32.39)  (21.57)   77.70^d**
----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       219      351      270       84
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .80      .81      .82     1.19*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .80      .81      .82      .94*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.37)     .12      .21      .60*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   64       56      107       34*
----------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c  Based on average shares outstanding during the period.

^d  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Bond Market Risk. The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     growth stocks tend to be out of favor for certain periods

o     a bond could fall in credit quality or go into default

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   12.11       -9.49      25.97       16.76      19.96      15.14       14.81      -2.63      -6.09      -15.17

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2003 Total Return as of March 31: 0.32%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -15.17                 0.50                 6.26

Index 1                      -22.10                -0.59                 9.34

Index 2                       10.25                 7.55                 7.51

Index 3                      -27.88                -3.84                 6.70

Index 4                       11.04                 7.62                 7.61
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*

Index 2: Lehman Brothers Aggregate Bond Index, an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.*

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.*

Index 4: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.*

* The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index because the advisor believes the Lehman Brothers Aggregate Bond Index better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment-- this index provides a more accurate measure of the diversified universe in which the portfolio will invest.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.03
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.58
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $59            $186           $324           $726
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Christopher Gagnier                    Daniel R. Taylor                        Janet Campagna
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Portfolio Manager of the   Asset Management and Portfolio Manager  Management and Portfolio Manager of
portfolio.                                of the portfolio.                       the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   1997 and the portfolio in 2002.           1998 and the portfolio in 2002.         1999 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Head of global and tactical asset
   Paine Webber (1984-1997).                 portfolio manager, asset backed         allocation.
 o Began investment career in 1979.          securities analyst and senior         o Investment strategist and manager
                                             credit analyst, CoreStates              of the asset allocation strategies
Warren S. Davis                              Investment Advisors (1992-1998).        group for Barclays Global Investors
Managing Director of Deutsche Asset                                                  from 1994 to 1999.
Management and Portfolio Manager of the   David Baldt                              o Over fifteen years of investment
portfolio.                                CFA, Managing Director of Deutsche         industry experience.
 o Joined Deutsche Asset Management in    Asset Management and Portfolio Manager   o Master's degree in Social Science
   1995 and the portfolio in 2002.        of the portfolio.                          from California Institute of
 o Analyst specializing in mortgage- and   o Joined Deutsche Asset Management in     Technology.
   asset-backed securities.                  1989 and the portfolio in 2002.       o Ph.D, Political Science from
 o Began investment career in 1985.        o Chief Investment Officer of the         University of California at Irvine.
 o MBA, Drexel University.                   Fixed Income Fund Group.
                                           o Began investment career in 1971.     Andrew P. Cestone
Gary W. Bartlett                                                                  Managing Director of Deutsche Asset
CFA, Managing Director of Deutsche Asset  Thomas Flaherty                         Management and Portfolio Manager of
Management and Portfolio Manager of the   Director of Deutsche Asset Management   the portfolio.
portfolio.                                and Portfolio Manager of the portfolio.  o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in     1998 and the portfolio in 2002.
   1992 and the portfolio in 2002.           1995 and the portfolio in 2002.       o Prior to that, investment analyst,
 o Began investment career in 1982.        o Began investment career in 1984.        Phoenix Investment Partners, from
 o MBA, Drexel University.                                                           1997 to 1998.
                                          Jack A. Zehner                           o Prior to that, credit officer,
Julie M. Van Cleave                       Director of Deutsche Asset Management      asset based lending group, Fleet
CFA, Managing Director of Deutsche Asset  and Portfolio Manager of the portfolio.    Bank, from 1995 to 1997.
Management and Portfolio Manager of the    o Joined Deutsche Asset Management
portfolio.                                   and the portfolio in 2002.           Thomas J. Schmid
 o Joined Deutsche Asset Management and    o Previous experience includes eight   CFA, Director of Deutsche Asset
   the portfolio in 2002.                    years' investment industry           Management and Portfolio Manager of
 o Head of Large Cap Growth Portfolio        experience at Mason Street Advisors  the portfolio.
   Selection Team.                           where he served most recently as      o Joined Deutsche Asset Management
 o Previous experience includes 18           Director-- Common Stock.                and the portfolio in 2002.
   years' investment industry experience   o MBA, Marquette University.            o Previous experience includes 15
   at Mason Street Advisors, most                                                    years' investment industry
   recently serving as Managing Director                                             experience, most recently as
   and team leader for the large cap                                                 Director-- Common Stock at Mason
   investment team.                                                                  Street Advisors.
 o MBA, University of Wisconsin--                                                  o MBA, University of Chicago.
   Madison.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .47^c     .61^c    .74^c     .84^c    .86
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.81)    (2.20)   (1.40)     3.03     3.17
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.34)    (1.59)    (.66)     3.87     4.03
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.57)     (.80)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --      (.95)   (1.35)    (1.50)   (4.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (.57)     (1.75)   (2.25)    (2.40)   (4.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $18.66    $22.57   $25.91    $28.82   $27.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (15.17)    (6.09)   (2.63)    14.81    15.14
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       640       861      851       952      865
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .58      .61       .61      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.32      2.63     2.75      3.12     3.33
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  140       115      107        80       81
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
               21.73      -11.25      2.80        4.05      17.63      -11.43

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2003 Total Return as of March 31: -5.56%


Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -11.43             -0.21                3.11
Index 1                      -11.43              2.71                8.33
Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

** Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*     Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.81
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor and  Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1957.
 o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.21   $11.23    $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .17^b    .09^b     .02^b     .07^b    .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.67)    1.89       .42       .23    (1.41)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.50)    1.98       .44       .30    (1.32)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)      --      (.06)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --        --        --    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)      --      (.06)     (.10)    (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.66   $13.21    $11.23    $10.85   $10.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.43)   17.63      4.05      2.80   (11.25)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        250      194        84        95      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81      .79       .82       .84      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81      .79       .82       .83      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.28      .77       .15       .69     1.15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    86       57        36        72       43
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Fixed Income Portfolio

Scudder Government Securities Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                      0.60%
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                      0.50%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                                 0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------


Portfolio Subadvisor

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

--------------------------------------------------------------------------------
Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


                     TOTAL ASSETS - TOTAL LIABILITIES
                -----------------------------------------   = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.

Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series II


o Scudder Fixed Income Portfolio

o Scudder Government Securities Portfolio

o Scudder Money Market Portfolio

o Scudder Small Cap Growth Portfolio

o Scudder Total Return Portfolio

o SVS Focus Value+Growth Portfolio



Prospectus

May 1, 2003

Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Fixed Income Portfolio                           30   Buying and Selling Shares

  8   Scudder Government Securities Portfolio                  31   How the Portfolios Calculate Share Price

 12   Scudder Money Market Portfolio                           31   Distributions

 15   Scudder Small Cap Growth Portfolio                       31   Taxes

 19   Scudder Total Return Portfolio

 24   SVS Focus Value+Growth Portfolio

 28   Other Policies and Risks

 29   Investment Advisor

 29   Portfolio Subadvisors

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Fixed Income Portfolio

Formerly Scudder Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, US government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in US dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                 1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 9.04       7.93       -2.06       9.90       5.71       8.01

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -1.23%, Q2 1999

2003 Total Return as of March 31: 1.42%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           8.01              5.81                6.25

Index 1                       10.25              7.55                8.03

Index 2                       11.04              7.62                8.10
--------------------------------------------------------------------------------

Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.**

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.**

*   Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index instead of the Lehman Brothers Government/Corporate Bond Index because the advisor believes it better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.65
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $66            $208           $362           $810
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Baldt                               Warren S. Davis                         Thomas Flaherty
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   Managing Director of Deutsche Asset
Management and Co-Manager of the          and Co-Manager of the portfolio.        Management and Co-Manager of the
portfolio.                                 o Joined Deutsche Asset Management in  portfolio.
 o Joined Deutsche Asset Management          1995 and the portfolio in 2002.       o Joined Deutsche Asset Management in
   in 1989 and the portfolio in 2002.      o Began investment career in 1985.        1995 and the portfolio in 2002.
 o Began investment career in 1971.        o MBA, Drexel University.               o Began investment career in 1984.

J. Christopher Gagnier                    Daniel R. Taylor                        Andrew P. Cestone
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Co-Manager of the          Asset Management and Co-Manager of the  Management and Co-Manager of the
portfolio.                                portfolio.                              portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   in 1997 and the portfolio in 2002.        1998 and the portfolio in 2002.         1998 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Prior to that, Investment Analyst,
   Paine Webber (1984-1997).                 portfolio manager, asset-backed         Phoenix Investment Partners, from
 o Began investment career in 1979.          securities analyst and senior           1997 to 1998.
 o MBA, University of Chicago.               credit analyst, CoreStates            o Prior to that, Credit Officer,
                                             Investment Advisors, from 1992 to       asset based lending group,
Gary W. Bartlett                             1998.                                   Fleet Bank, from 1995 to 1997.
CFA, Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1992 and the portfolio in 2002.
 o Began investment career in 1982.
 o MBA, Drexel University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .53^c     .62^c    .69^c     .60^c     .32
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .37       .01^d    .36      (.85)     .55
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .90       .63     1.05      (.25)     .87
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.40)     (.60)    (.60)     (.30)    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.10)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.40)     (.60)    (.60)     (.40)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.98    $11.48   $11.45    $11.00   $11.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            8.01      5.71     9.90     (2.06)    7.93
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       216       134       78        71       52
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .65       .64      .68       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .65       .64      .67       .65      .67
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.57      5.46     6.36      5.42     5.50
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  267       176      311       131      130
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio may invest more than 25% of net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see below).

The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in US dollars

The Main Risks of Investing in the Portfolio

There are several risk factors that could affect the performance of the portfolio.

As with most money market funds, the most important factor is short-term interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    2.85        3.95       5.66       5.03        5.25       5.15       4.84        6.10       3.75       1.35

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.32%, Q4 2002

2003 Total Return as of March 31: 0.22%


Average Annual Total Returns (%) as of 12/31/2002

                               1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            1.35                 4.22                4.38
--------------------------------------------------------------------------------

7-day yield as of December 31, 2002: 1.14%

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.54
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $55            $173           $302           $677
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                               .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.35      3.75     6.10      4.84     5.15
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        570       671      279       231      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .54       .55      .58       .54      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.35      3.39     5.94      4.77     5.02
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Bond Market Risk. The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     growth stocks tend to be out of favor for certain periods

o     a bond could fall in credit quality or go into default

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   12.11       -9.49      25.97       16.76      19.96      15.14       14.81      -2.63      -6.09      -15.17

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2003 Total Return as of March 31: 0.32%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -15.17                 0.50                 6.26

Index 1                      -22.10                -0.59                 9.34

Index 2                       10.25                 7.55                 7.51

Index 3                      -27.88                -3.84                 6.70

Index 4                       11.04                 7.62                 7.61
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*

Index 2: Lehman Brothers Aggregate Bond Index, an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.*

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.*

Index 4: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.*

* The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index because the advisor believes the Lehman Brothers Aggregate Bond Index better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment-- this index provides a more accurate measure of the diversified universe in which the portfolio will invest.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.03
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.58
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $59            $186           $324           $726
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Christopher Gagnier                    Daniel R. Taylor                        Janet Campagna
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Portfolio Manager of the   Asset Management and Portfolio Manager  Management and Portfolio Manager of
portfolio.                                of the portfolio.                       the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   1997 and the portfolio in 2002.           1998 and the portfolio in 2002.         1999 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Head of global and tactical asset
   Paine Webber (1984-1997).                 portfolio manager, asset backed         allocation.
 o Began investment career in 1979.          securities analyst and senior         o Investment strategist and manager
                                             credit analyst, CoreStates              of the asset allocation strategies
Warren S. Davis                              Investment Advisors (1992-1998).        group for Barclays Global Investors
Managing Director of Deutsche Asset                                                  from 1994 to 1999.
Management and Portfolio Manager of the   David Baldt                              o Over fifteen years of investment
portfolio.                                CFA, Managing Director of Deutsche         industry experience.
 o Joined Deutsche Asset Management in    Asset Management and Portfolio Manager   o Master's degree in Social Science
   1995 and the portfolio in 2002.        of the portfolio.                          from California Institute of
 o Analyst specializing in mortgage- and   o Joined Deutsche Asset Management in     Technology.
   asset-backed securities.                  1989 and the portfolio in 2002.       o Ph.D, Political Science from
 o Began investment career in 1985.        o Chief Investment Officer of the         University of California at Irvine.
 o MBA, Drexel University.                   Fixed Income Fund Group.
                                           o Began investment career in 1971.     Andrew P. Cestone
Gary W. Bartlett                                                                  Managing Director of Deutsche Asset
CFA, Managing Director of Deutsche Asset  Thomas Flaherty                         Management and Portfolio Manager of
Management and Portfolio Manager of the   Director of Deutsche Asset Management   the portfolio.
portfolio.                                and Portfolio Manager of the portfolio.  o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in     1998 and the portfolio in 2002.
   1992 and the portfolio in 2002.           1995 and the portfolio in 2002.       o Prior to that, investment analyst,
 o Began investment career in 1982.        o Began investment career in 1984.        Phoenix Investment Partners, from
 o MBA, Drexel University.                                                           1997 to 1998.
                                          Jack A. Zehner                           o Prior to that, credit officer,
Julie M. Van Cleave                       Director of Deutsche Asset Management      asset based lending group, Fleet
CFA, Managing Director of Deutsche Asset  and Portfolio Manager of the portfolio.    Bank, from 1995 to 1997.
Management and Portfolio Manager of the    o Joined Deutsche Asset Management
portfolio.                                   and the portfolio in 2002.           Thomas J. Schmid
 o Joined Deutsche Asset Management and    o Previous experience includes eight   CFA, Director of Deutsche Asset
   the portfolio in 2002.                    years' investment industry           Management and Portfolio Manager of
 o Head of Large Cap Growth Portfolio        experience at Mason Street Advisors  the portfolio.
   Selection Team.                           where he served most recently as      o Joined Deutsche Asset Management
 o Previous experience includes 18           Director-- Common Stock.                and the portfolio in 2002.
   years' investment industry experience   o MBA, Marquette University.            o Previous experience includes 15
   at Mason Street Advisors, most                                                    years' investment industry
   recently serving as Managing Director                                             experience, most recently as
   and team leader for the large cap                                                 Director-- Common Stock at Mason
   investment team.                                                                  Street Advisors.
 o MBA, University of Wisconsin--                                                  o MBA, University of Chicago.
   Madison.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .47^c     .61^c    .74^c     .84^c    .86
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.81)    (2.20)   (1.40)     3.03     3.17
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.34)    (1.59)    (.66)     3.87     4.03
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.57)     (.80)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --      (.95)   (1.35)    (1.50)   (4.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (.57)     (1.75)   (2.25)    (2.40)   (4.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $18.66    $22.57   $25.91    $28.82   $27.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (15.17)    (6.09)   (2.63)    14.81    15.14
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       640       861      851       952      865
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .58      .61       .61      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.32      2.63     2.75      3.12     3.33
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  140       115      107        80       81
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

SVS Focus Value+Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in US common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategies.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest a larger percentage of assets in a given stock than a diversified fund. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Strategy Risk. It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

Style Risk. In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals interested in exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                  1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
                 25.47      20.17       16.52      -3.90      -14.35     -25.89

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2003 Total Return as of March 31: -3.22%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -25.89             -3.10                3.13
Index                        -22.10             -0.59                6.16
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/1/96. Index comparison begins 4/30/96.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
-------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
-------------------------------------------------------------------------------
Management Fee                                                      0.75%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
-------------------------------------------------------------------------------
Other Expenses                                                      0.06
-------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.81
-------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Focus Value+Growth Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:

Spiros Segalas                            Kathleen McCarragher
Co-Manager of the portfolio.              Co-Manager of the portfolio.
 o Began investment career in 1960.        o Began investment career in 1982.
 o Joined the portfolio in 2001.           o Joined the portfolio in 2001.
 o Founder (1969), President (1993) and    o Director, Executive Vice President
   Chief Investment Officer (1973),          and Domestic Equity Investment
   Jennison Associates.                      Strategist, Jennison Associates
                                             since 1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:

David N. Dreman                           F. James Hutchinson
Managing Director of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1986.
 o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
   Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in both
                                             the corporate finance and
                                             trust/investment management areas,
                                             including President of The Bank of
                                             New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.08    $16.55   $18.96    $16.71   $14.25
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .08^b     .09^b    .12^b     .08^b    .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.45)    (2.41)    (.73)     2.62     2.78
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.37)    (2.32)    (.61)     2.70     2.86
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.06)     (.10)    (.10)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.05)   (1.70)     (.35)    (.40)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.06)    (1.15)   (1.80)     (.45)    (.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.65    $13.08   $16.55    $18.96   $16.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (25.89)   (14.35)   (3.90)    16.52    20.17
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         97       140      153       172      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81       .79      .81       .83      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81       .79      .81       .82      .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .73       .64      .66       .46      .80
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   109       180       39       102      102
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Fixed Income Portfolio

Scudder Government Securities Portfolio

Scudder Small Cap Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                      0.60%
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                      0.50%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------
SVS Focus Value+Growth Portfolio                                    0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2002, Jennison Associates managed approximately $46 billion on behalf of its clients.

DeIM pays a fee to Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates.

Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets.

DeIM pays a fee to Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management.

--------------------------------------------------------------------------------
Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


                     TOTAL ASSETS - TOTAL LIABILITIES
                -----------------------------------------  = NAV
                     TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.

Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series II


o Scudder Government Securities Portfolio

o Scudder Growth Portfolio

o Scudder High Income Portfolio

o Scudder International Select Equity Portfolio

o Scudder Money Market Portfolio

o Scudder Small Cap Growth Portfolio

o Scudder Total Return Portfolio




Prospectus

May 1, 2003

Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                  34   Buying and Selling Shares

  7   Scudder Growth Portfolio                                 35   How the Portfolios Calculate Share Price

 11   Scudder High Income Portfolio                            35   Distributions

 16   Scudder International Select Equity Portfolio            35   Taxes

 20   Scudder Money Market Portfolio

 23   Scudder Small Cap Growth Portfolio

 27   Scudder Total Return Portfolio

 32   Other Policies and Risks

 33   Investment Advisor

 33   Portfolio Subadvisor

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   14.62       -4.62      32.97       21.63      21.34      15.10       37.12      -19.06     -22.34     -29.41

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2003 Total Return as of March 31: -0.22%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -29.41                -6.88                 4.22
Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.64
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management        and the portfolio in 2002.
   the portfolio in 2002.                    and the portfolio in 2002.            o Previous experience includes 15
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight      years' investment industry
   Selection Team.                           years' investment industry              experience, most recently as
 o Previous experience includes 18           experience at Mason Street Advisors     Director-- Common Stock at Mason
   years' investment industry experience     where he served most recently as        Street Advisors.
   at Mason Street Advisors, most            Director-- Common Stock.              o MBA, University of Chicago.
   recently serving as Managing Director   o MBA, Marquette University.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.05    $30.12   $40.54    $29.57    $30.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .01^b     .03^b   (.01)^b   (.01)^b    .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.20)    (6.75)   (6.81)    10.98      4.59
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.19)    (6.72)   (6.82)    10.97      4.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.03)      --        --      (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.31)   (3.60)       --     (5.00)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --      (.01)      --        --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --     (2.35)   (3.60)       --     (5.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.86    $21.05   $30.12    $40.54    $29.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (29.41)   (22.34)  (19.06)    37.12     15.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       246       420      583       738       629
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .64       .63      .65       .66       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .07       .13     (.03)     (.04)      .28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   38        73       65        87       109
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder High Income Portfolio

Formerly Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio manager analyzes securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other factors

o     derivatives could produce disproportionate losses

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.
This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   19.99       -2.24      17.40       14.06      11.61       1.45       2.15       -8.68       2.63       -0.30

For the periods included in the bar chart:

Best Quarter: 6.43%, Q4 1993                    Worst Quarter: -6.66%, Q3 1998

2003 Total Return as of March 31: 4.96%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -0.30                -0.64                 5.43
Index 1                      -0.78                 5.93                 9.72
Index 2                       3.10                 1.44                 6.52
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $67            $211           $368           $822
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1998 and the portfolio in 2002.
 o Prior to that, investment analyst,
   Phoenix Investment Partners, from
   1997 to 1998.
 o Prior to that, credit officer, asset
   based lending group, Fleet Bank, from
   1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .75^c     .84^c   1.14^c    1.22^c   1.06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.74)     (.59)   (2.04)     (.93)    (.85)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .01       .25     (.90)      .29      .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.40    $ 8.13   $ 9.16    $11.46   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (.30)     2.63    (8.68)     2.15     1.45
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        329       335      309       396      442
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .66       .70      .68       .67      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   10.07      9.89    11.23     10.40     9.36
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   138        77       54        42       74
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c  Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The managers will normally sell a stock when they believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case foreign stock markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other factors

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   32.79       -3.59      12.83       16.49       9.46      10.02       45.71      -20.49     -24.43     -13.48

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2003 Total Return as of March 31: -10.35%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       -13.48                -3.58                 4.38

Index 1                    -14.76                -2.81                 4.02

Index 2                    -15.94                -2.89                 4.00
--------------------------------------------------------------------------------

Index 1: MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index), an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.*

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.*

* The portfolio historically measured its performance against the MSCI EAFE Index. Prospectively, the portfolio intends to measure its performance against the MSCI EAFE + EMF Index instead of the MSCI EAFE Index, because the advisor believes it better reflects the portfolio's investment strategy.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.85
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $87            $271           $471          $1,049
--------------------------------------------------------------------------------

The Portfolio Managers

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                               Clare Gray                              Marc Slendebroek
Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset Management
Management and Lead Manager of            Management and Co-Manager of the        and Co-Manager of the portfolio.
the portfolio.                            portfolio.                               o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in     1994 and the portfolio in 2002.
   in 1994 after 4 years of experience       1993 and the portfolio in 2002.       o Over 13 years of investment
   managing European equities as well as   o Portfolio manager with primary          industry experience.
   responsibility for insurance sector       focus on European markets and         o MA, University of Leiden
   at Schroder Investment Management.        senior analyst covering global          (Netherlands).
 o Head of International Select Equity       telecommunications and pulp and
   strategy; portfolio manager and           paper.
   analyst for Core EAFE                   o 10 years of investment industry
   strategy: London.                         experience.
 o MA, Freiburg University.
 o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .12^b     .05^b    .08^b     .07^b    .17
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.36)    (3.46)   (3.90)     6.73     1.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.24)    (3.41)   (3.82)     6.80     1.65
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.04)     (.10)      --      (.20)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.98)  (2.90)     (2.15)    (.60)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.04)    (2.08)  (2.90)     (2.35)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.96    $ 9.24   $14.73    $21.45   $17.00
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (13.48)   (24.43)  (20.49)    45.71    10.02
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        120       121      179       252      213
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .85       .92      .84       .94      .93
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.46       .44      .47       .40      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   190       145       87       136       90
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio may invest more than 25% of net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see below).

The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in US dollars

The Main Risks of Investing in the Portfolio

There are several risk factors that could affect the performance of the portfolio.

As with most money market funds, the most important factor is short-term interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    2.85        3.95       5.66       5.03        5.25       5.15       4.84        6.10       3.75       1.35

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.32%, Q4 2002

2003 Total Return as of March 31: 0.22%


Average Annual Total Returns (%) as of 12/31/2002

                               1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            1.35                 4.22                4.38
--------------------------------------------------------------------------------

7-day yield as of December 31, 2002: 1.14%

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.54
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $55            $173           $302           $677
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                               .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.35      3.75     6.10      4.84     5.15
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        570       671      279       231      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .54       .55      .58       .54      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.35      3.39     5.94      4.77     5.02
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Bond Market Risk. The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     growth stocks tend to be out of favor for certain periods

o     a bond could fall in credit quality or go into default

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   12.11       -9.49      25.97       16.76      19.96      15.14       14.81      -2.63      -6.09      -15.17

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2003 Total Return as of March 31: 0.32%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -15.17                 0.50                 6.26

Index 1                      -22.10                -0.59                 9.34

Index 2                       10.25                 7.55                 7.51

Index 3                      -27.88                -3.84                 6.70

Index 4                       11.04                 7.62                 7.61
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*

Index 2: Lehman Brothers Aggregate Bond Index, an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.*

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.*

Index 4: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.*

* The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index because the advisor believes the Lehman Brothers Aggregate Bond Index better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment-- this index provides a more accurate measure of the diversified universe in which the portfolio will invest.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.03
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.58
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $59            $186           $324           $726
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Christopher Gagnier                    Daniel R. Taylor                        Janet Campagna
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Portfolio Manager of the   Asset Management and Portfolio Manager  Management and Portfolio Manager of
portfolio.                                of the portfolio.                       the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   1997 and the portfolio in 2002.           1998 and the portfolio in 2002.         1999 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Head of global and tactical asset
   Paine Webber (1984-1997).                 portfolio manager, asset backed         allocation.
 o Began investment career in 1979.          securities analyst and senior         o Investment strategist and manager
                                             credit analyst, CoreStates              of the asset allocation strategies
Warren S. Davis                              Investment Advisors (1992-1998).        group for Barclays Global Investors
Managing Director of Deutsche Asset                                                  from 1994 to 1999.
Management and Portfolio Manager of the   David Baldt                              o Over fifteen years of investment
portfolio.                                CFA, Managing Director of Deutsche         industry experience.
 o Joined Deutsche Asset Management in    Asset Management and Portfolio Manager   o Master's degree in Social Science
   1995 and the portfolio in 2002.        of the portfolio.                          from California Institute of
 o Analyst specializing in mortgage- and   o Joined Deutsche Asset Management in     Technology.
   asset-backed securities.                  1989 and the portfolio in 2002.       o Ph.D, Political Science from
 o Began investment career in 1985.        o Chief Investment Officer of the         University of California at Irvine.
 o MBA, Drexel University.                   Fixed Income Fund Group.
                                           o Began investment career in 1971.     Andrew P. Cestone
Gary W. Bartlett                                                                  Managing Director of Deutsche Asset
CFA, Managing Director of Deutsche Asset  Thomas Flaherty                         Management and Portfolio Manager of
Management and Portfolio Manager of the   Director of Deutsche Asset Management   the portfolio.
portfolio.                                and Portfolio Manager of the portfolio.  o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in     1998 and the portfolio in 2002.
   1992 and the portfolio in 2002.           1995 and the portfolio in 2002.       o Prior to that, investment analyst,
 o Began investment career in 1982.        o Began investment career in 1984.        Phoenix Investment Partners, from
 o MBA, Drexel University.                                                           1997 to 1998.
                                          Jack A. Zehner                           o Prior to that, credit officer,
Julie M. Van Cleave                       Director of Deutsche Asset Management      asset based lending group, Fleet
CFA, Managing Director of Deutsche Asset  and Portfolio Manager of the portfolio.    Bank, from 1995 to 1997.
Management and Portfolio Manager of the    o Joined Deutsche Asset Management
portfolio.                                   and the portfolio in 2002.           Thomas J. Schmid
 o Joined Deutsche Asset Management and    o Previous experience includes eight   CFA, Director of Deutsche Asset
   the portfolio in 2002.                    years' investment industry           Management and Portfolio Manager of
 o Head of Large Cap Growth Portfolio        experience at Mason Street Advisors  the portfolio.
   Selection Team.                           where he served most recently as      o Joined Deutsche Asset Management
 o Previous experience includes 18           Director-- Common Stock.                and the portfolio in 2002.
   years' investment industry experience   o MBA, Marquette University.            o Previous experience includes 15
   at Mason Street Advisors, most                                                    years' investment industry
   recently serving as Managing Director                                             experience, most recently as
   and team leader for the large cap                                                 Director-- Common Stock at Mason
   investment team.                                                                  Street Advisors.
 o MBA, University of Wisconsin--                                                  o MBA, University of Chicago.
   Madison.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .47^c     .61^c    .74^c     .84^c    .86
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.81)    (2.20)   (1.40)     3.03     3.17
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.34)    (1.59)    (.66)     3.87     4.03
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.57)     (.80)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --      (.95)   (1.35)    (1.50)   (4.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (.57)     (1.75)   (2.25)    (2.40)   (4.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $18.66    $22.57   $25.91    $28.82   $27.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (15.17)    (6.09)   (2.63)    14.81    15.14
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       640       861      851       952      865
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .58      .61       .61      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.32      2.63     2.75      3.12     3.33
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  140       115      107        80       81
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder International Select Equity Portfolio

Scudder Small Cap Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                       0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                      0.50%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Subadvisor for Scudder International Select Equity Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM pays a fee to DeAMIS for acting as subadvisor to the portfolio.

--------------------------------------------------------------------------------
Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


                     TOTAL ASSETS - TOTAL LIABILITIES
                -----------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.

Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series II


o Scudder Government Securities Portfolio

o Scudder High Income Portfolio

o Scudder Small Cap Growth Portfolio

o SVS Dreman High Return Equity Portfolio



Prospectus

May 1, 2003

Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                  22   Buying and Selling Shares

  7   Scudder High Income Portfolio                            23   How the Portfolios Calculate Share Price

 12   Scudder Small Cap Growth Portfolio                       23   Distributions

 16   SVS Dreman High Return Equity Portfolio                  23   Taxes

 20   Other Policies and Risks

 21   Investment Advisor

 21   Portfolio Subadvisors

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows
how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder High Income Portfolio

Formerly Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio manager analyzes securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other factors

o     derivatives could produce disproportionate losses

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.
This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   19.99       -2.24      17.40       14.06      11.61       1.45       2.15       -8.68       2.63       -0.30

For the periods included in the bar chart:

Best Quarter: 6.43%, Q4 1993                    Worst Quarter: -6.66%, Q3 1998

2003 Total Return as of March 31: 4.96%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -0.30                -0.64                 5.43
Index 1                      -0.78                 5.93                 9.72
Index 2                       3.10                 1.44                 6.52
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $67            $211           $368           $822
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1998 and the portfolio in 2002.
 o Prior to that, investment analyst,
   Phoenix Investment Partners, from
   1997 to 1998.
 o Prior to that, credit officer, asset
   based lending group, Fleet Bank, from
   1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .75^c     .84^c   1.14^c    1.22^c   1.06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.74)     (.59)   (2.04)     (.93)    (.85)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .01       .25     (.90)      .29      .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.40    $ 8.13   $ 9.16    $11.46   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (.30)     2.63    (8.68)     2.15     1.45
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        329       335      309       396      442
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .66       .70      .68       .67      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   10.07      9.89    11.23     10.40     9.36
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   138        77       54        42       74
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c  Based on average shares outstanding during the period.

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2002, the S&P 500 Index had a median market capitalization of $6.73 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the US.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks. However, the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                        1999        2000       2001       2002
--------------------------------------------------------------------------------
                                       -11.16      30.52       1.69      -18.03

For the periods included in the bar chart:

Best Quarter: 16.94%, Q3 2000                   Worst Quarter: -17.32%, Q3 2002

2003 Total Return as of March 31: -6.08%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -18.03                      -0.13

Index                                  -22.10                      -3.58
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.**

*   Since 5/4/98. Index comparison begins 4/30/98.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                      0.06%
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.79%
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman High Return Equity Portfolio to 0.87%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                           F. James Hutchinson
Managing Director of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1986.
 o Joined the portfolio in 1998.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
   Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in both
                                             the corporate finance and
                                             trust/investment management areas,
                                             including President of The Bank of
                                             New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a   1998^a,b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.81   $10.77    $ 8.96   $10.28   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .21^c    .19^c     .26^c    .26^c    .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.13)    (.01)     2.25    (1.38)     .20
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.92)     .18      2.51    (1.12)     .28
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.09)    (.14)     (.20)    (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                              (.04)      --      (.50)    (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.13)    (.14)     (.70)    (.20)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.76   $10.81    $10.77   $ 8.96   $10.28
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (18.03)    1.69     30.52   (11.16)    2.80^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        510      443       168      113       59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79      .82       .85      .86     1.20*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79      .82       .84      .86      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    2.21     1.78      2.85     2.57     2.77*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    17       16        37       24        5*
---------------------------------------------------------------------------------------------------------------------------


^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder Small Cap Growth Portfolio

SVS Dreman High Return Equity Portfolio

o As a temporary defensive measure, each portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio                             0.73%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Subadvisor for SVS Dreman High Return Equity Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.s

--------------------------------------------------------------------------------
Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


                     TOTAL ASSETS - TOTAL LIABILITIES
                -----------------------------------------   = NAV
                   TOTAL NUMBER OF SHARES OUTSTANDING


We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.

Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series II



o Scudder Government Securities Portfolio

o Scudder Growth Portfolio

o Scudder High Income Portfolio

o Scudder Money Market Portfolio

o Scudder Total Return Portfolio



Prospectus

May 1, 2003

Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                  26   Buying and Selling Shares

  7   Scudder Growth Portfolio                                 27   How the Portfolios Calculate Share Price

 11   Scudder High Income Portfolio                            27   Distributions

 16   Scudder Money Market Portfolio                           27   Taxes

 19   Scudder Total Return Portfolio

 24   Other Policies and Risks

 25   Investment Advisor

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o     direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o     derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    6.48       -2.74      18.98       2.56        8.96       7.03       0.68       10.93       7.48       8.05

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2003 Total Return as of March 31: 0.87%


Average Annual Total Returns (%) as of 12/31/2002

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          8.05                6.78                 6.69

Index 1                       8.69                7.33                 7.30

Index 2                       8.71                7.36                 7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The portfolio historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers GNMA Index instead of the Salomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the portfolio's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .62^c     .61^c    .75^c     .72^c    .62
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .35       .25      .45     (.64)      .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .97       .86     1.20       .08      .81
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.45)     (.50)    (.80)     (.60)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.84    $12.32   $11.96    $11.56   $12.08
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             8.05      7.48    10.93       .68     7.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        551       305      152       146      123
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .59       .60      .61       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .59       .60      .60       .63      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.96      5.06     6.60      6.13     6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   534^d     334      173       150      142
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o     derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   14.62       -4.62      32.97       21.63      21.34      15.10       37.12      -19.06     -22.34     -29.41

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2003 Total Return as of March 31: -0.22%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -29.41                -6.88                 4.22

Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.64
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management        and the portfolio in 2002.
   the portfolio in 2002.                    and the portfolio in 2002.            o Previous experience includes 15
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight      years' investment industry
   Selection Team.                           years' investment industry              experience, most recently as
 o Previous experience includes 18           experience at Mason Street Advisors     Director-- Common Stock at Mason
   years' investment industry experience     where he served most recently as        Street Advisors.
   at Mason Street Advisors, most            Director-- Common Stock.              o MBA, University of Chicago.
   recently serving as Managing Director   o MBA, Marquette University.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000^a    1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.05    $30.12   $40.54    $29.57    $30.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .01^b     .03^b   (.01)^b   (.01)^b    .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.20)    (6.75)   (6.81)    10.98      4.59
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.19)    (6.72)   (6.82)    10.97      4.66
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.03)      --        --      (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.31)   (3.60)       --     (5.00)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --      (.01)      --        --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --     (2.35)   (3.60)       --     (5.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.86    $21.05   $30.12    $40.54    $29.57
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (29.41)   (22.34)  (19.06)    37.12     15.10
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       246       420      583       738       629
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .64       .63      .65       .66       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .07       .13     (.03)     (.04)      .28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   38        73       65        87       109
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Scudder High Income Portfolio

Formerly Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio manager analyzes securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other factors

o     derivatives could produce disproportionate losses

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   19.99       -2.24      17.40       14.06      11.61       1.45       2.15       -8.68       2.63       -0.30

For the periods included in the bar chart:

Best Quarter: 6.43%, Q4 1993                    Worst Quarter: -6.66%, Q3 1998

2003 Total Return as of March 31: 4.96%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -0.30                -0.64                 5.43
Index 1                      -0.78                 5.93                 9.72
Index 2                       3.10                 1.44                 6.52
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $67            $211           $368           $822
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management in
   1998 and the portfolio in 2002.
 o Prior to that, investment analyst,
   Phoenix Investment Partners, from
   1997 to 1998.
 o Prior to that, credit officer, asset
   based lending group, Fleet Bank, from
   1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .75^c     .84^c   1.14^c    1.22^c   1.06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.74)     (.59)   (2.04)     (.93)    (.85)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .01       .25     (.90)      .29      .21
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.74)    (1.28)   (1.40)    (1.10)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.40    $ 8.13   $ 9.16    $11.46   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             (.30)     2.63    (8.68)     2.15     1.45
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        329       335      309       396      442
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .66       .70      .68       .67      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   10.07      9.89    11.23     10.40     9.36
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   138        77       54        42       74
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c  Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio may invest more than 25% of net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see below).

The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in US dollars

The Main Risks of Investing in the Portfolio

There are several risk factors that could affect the performance of the portfolio.

As with most money market funds, the most important factor is short-term interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    2.85        3.95       5.66       5.03        5.25       5.15       4.84        6.10       3.75       1.35

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.32%, Q4 2002

2003 Total Return as of March 31: 0.22%


Average Annual Total Returns (%) as of 12/31/2002

                               1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            1.35                 4.22                4.38
--------------------------------------------------------------------------------

7-day yield as of December 31, 2002: 1.14%

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.54
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $55            $173           $302           $677
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                               .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .013      .037     .059      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.013)    (.037)   (.059)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.35      3.75     6.10      4.84     5.15
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        570       671      279       231      152
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .54       .55      .58       .54      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.35      3.39     5.94      4.77     5.02
---------------------------------------------------------------------------------------------------------------------------

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Bond Market Risk. The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     growth stocks tend to be out of favor for certain periods

o     a bond could fall in credit quality or go into default

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   12.11       -9.49      25.97       16.76      19.96      15.14       14.81      -2.63      -6.09      -15.17

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2003 Total Return as of March 31: 0.32%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -15.17                 0.50                 6.26

Index 1                      -22.10                -0.59                 9.34

Index 2                       10.25                 7.55                 7.51

Index 3                      -27.88                -3.84                 6.70

Index 4                       11.04                 7.62                 7.61
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*

Index 2: Lehman Brothers Aggregate Bond Index, an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.*

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.*

Index 4: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.*

* The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index because the advisor believes the Lehman Brothers Aggregate Bond Index better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment-- this index provides a more accurate measure of the diversified universe in which the portfolio will invest.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.03
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.58
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $59            $186           $324           $726
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Christopher Gagnier                    Daniel R. Taylor                        Janet Campagna
Managing Director of Deutsche Asset       CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Portfolio Manager of the   Asset Management and Portfolio Manager  Management and Portfolio Manager of
portfolio.                                of the portfolio.                       the portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   1997 and the portfolio in 2002.           1998 and the portfolio in 2002.         1999 and the portfolio in 2002.
 o Prior to that, portfolio manager,       o Prior to that, fixed income           o Head of global and tactical asset
   Paine Webber (1984-1997).                 portfolio manager, asset backed         allocation.
 o Began investment career in 1979.          securities analyst and senior         o Investment strategist and manager
                                             credit analyst, CoreStates              of the asset allocation strategies
Warren S. Davis                              Investment Advisors (1992-1998).        group for Barclays Global Investors
Managing Director of Deutsche Asset                                                  from 1994 to 1999.
Management and Portfolio Manager of the   David Baldt                              o Over fifteen years of investment
portfolio.                                CFA, Managing Director of Deutsche         industry experience.
 o Joined Deutsche Asset Management in    Asset Management and Portfolio Manager   o Master's degree in Social Science
   1995 and the portfolio in 2002.        of the portfolio.                          from California Institute of
 o Analyst specializing in mortgage- and   o Joined Deutsche Asset Management in     Technology.
   asset-backed securities.                  1989 and the portfolio in 2002.       o Ph.D, Political Science from
 o Began investment career in 1985.        o Chief Investment Officer of the         University of California at Irvine.
 o MBA, Drexel University.                   Fixed Income Fund Group.
                                           o Began investment career in 1971.     Andrew P. Cestone
Gary W. Bartlett                                                                  Managing Director of Deutsche Asset
CFA, Managing Director of Deutsche Asset  Thomas Flaherty                         Management and Portfolio Manager of
Management and Portfolio Manager of the   Director of Deutsche Asset Management   the portfolio.
portfolio.                                and Portfolio Manager of the portfolio.  o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in     1998 and the portfolio in 2002.
   1992 and the portfolio in 2002.           1995 and the portfolio in 2002.       o Prior to that, investment analyst,
 o Began investment career in 1982.        o Began investment career in 1984.        Phoenix Investment Partners, from
 o MBA, Drexel University.                                                           1997 to 1998.
                                          Jack A. Zehner                           o Prior to that, credit officer,
Julie M. Van Cleave                       Director of Deutsche Asset Management      asset based lending group, Fleet
CFA, Managing Director of Deutsche Asset  and Portfolio Manager of the portfolio.    Bank, from 1995 to 1997.
Management and Portfolio Manager of the    o Joined Deutsche Asset Management
portfolio.                                   and the portfolio in 2002.           Thomas J. Schmid
 o Joined Deutsche Asset Management and    o Previous experience includes eight   CFA, Director of Deutsche Asset
   the portfolio in 2002.                    years' investment industry           Management and Portfolio Manager of
 o Head of Large Cap Growth Portfolio        experience at Mason Street Advisors  the portfolio.
   Selection Team.                           where he served most recently as      o Joined Deutsche Asset Management
 o Previous experience includes 18           Director-- Common Stock.                and the portfolio in 2002.
   years' investment industry experience   o MBA, Marquette University.            o Previous experience includes 15
   at Mason Street Advisors, most                                                    years' investment industry
   recently serving as Managing Director                                             experience, most recently as
   and team leader for the large cap                                                 Director-- Common Stock at Mason
   investment team.                                                                  Street Advisors.
 o MBA, University of Wisconsin--                                                  o MBA, University of Chicago.
   Madison.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001^a   2000^b    1999^b   1998^b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .47^c     .61^c    .74^c     .84^c    .86
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.81)    (2.20)   (1.40)     3.03     3.17
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.34)    (1.59)    (.66)     3.87     4.03
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.57)     (.80)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --      (.95)   (1.35)    (1.50)   (4.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (.57)     (1.75)   (2.25)    (2.40)   (4.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $18.66    $22.57   $25.91    $28.82   $27.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (15.17)    (6.09)   (2.63)    14.81    15.14
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       640       861      851       952      865
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .58      .61       .61      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.32      2.63     2.75      3.12     3.33
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  140       115      107        80       81
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For Scudder Government Securities Portfolio the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                      0.50%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


                     TOTAL ASSETS - TOTAL LIABILITIES
                -----------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.

Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series II



o Scudder Small Cap Growth Portfolio




Prospectus

May 1, 2003

Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

How the Portfolio Works                       Your Investment in the Portfolio

  3   Scudder Small Cap Growth Portfolio        8   Buying and Selling Shares

  7   Other Policies and Risks                  9   How the Portfolio Calculates Share Price

  7   Investment Advisor                        9   Distributions

                                                9   Taxes


How the Portfolio Works

This portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that this portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------------------
    1995       1996        1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------------------
   30.07       28.04      34.20      18.37       34.56      -10.71     -28.91     -33.46

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -33.46              -7.59                5.31
Index                        -30.26              -6.59                2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/94. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.71
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a   1999^a    1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.80   $21.64    $26.54   $19.71    $19.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (.02)^b  (.02)^b   (.09)^b  (.06)^b     --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.25)   (6.27)    (2.01)    6.89      3.42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.27)   (6.29)    (2.10)    6.83      3.42
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --    (2.52)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --     (.03)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --    (2.55)    (2.80)      --     (3.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (33.36)  (28.91)   (10.71)   34.56     18.37
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        154      232       301      264       208
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .71      .68       .72      .71       .70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    (.24)    (.12)     (.34)    (.30)     (.01)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    68      143       124      208       276
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, make the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. The portfolio paid 0.65% for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets.

--------------------------------------------------------------------------------
Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
               ---------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.

Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  Scudder Technology Growth Portfolio


Prospectus

May 1, 2003


Class A Shares


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works                                      Your Investment in the Portfolio

  3   Scudder Technology Growth Portfolio                     10   Buying and Selling Shares

  8   Other Policies and Risks                                11   How the Portfolio Calculates Share Price

  9   Investment Advisor                                      11   Distributions

                                                              11   Taxes

How the Portfolios Work

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth Orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Top-Down Analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities. The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Specific Risk. While the portfolio does not concentrate in any industry, the portfolio focuses its investments in technology companies. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on the performance of a fund so long as a fund has a small asset base.

o     at times, market conditions might make it hard to value some investments

o     derivatives could produce disproportionate losses

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

------------------------------------------------------------------------------
                                               2000       2001       2002
------------------------------------------------------------------------------
                                              -21.57     -32.39     -35.52

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2003 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -35.52                      -12.72

Index 1                                -27.88                      -14.77

Index 2                                -40.27                      -20.16
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

Index 2: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                       0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $82            $255           $444           $990
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Jonathan Wild                              Lanette Donovan                         Anne Meisner
  CA, Managing Director of Deutsche          Managing Director of Deutsche Asset     Director of Deutsche Asset
  Asset Management and Co-Manager to the     Management and Co-Manager to the        Management and Co-Manager to the
  portfolio.                                 portfolio.                              portfolio.
   o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1996 and the portfolio in 2002.            in 2000, previously serving as          in 2001, after 9 years of
   o Prior to joining the portfolio, was        analyst responsible for large cap       experience at Goldman Sachs as
     both portfolio manager and analyst         telecommunications and computer         vice president, both in the fixed
     on UK equities specializing in the         hardware companies, after 6 years       income technology division, as
     Telecoms sector, based in London.          of experience covering technology       well as in equity research as the
   o Prior to joining Deutsche Asset            sector as managing director and         lead Infrastructure Software
     Management, had 9 years of                 team leader for Citibank Asset          analyst, previously serving as
     experience as fund manager for             Management and director in              member of technical staff at
     Finsbury Asset Management and an           research covering computer              Bell Communications Research
     analyst at BZW having previously           hardware, software and services         (formerly Bell Labs).
     qualified as a chartered accountant        at College Retirement Equities        o Analyst for global equity,
     at KPMG.                                   Fund (TIAA-CREF).                       Hardware and Software sector: New
   o Head of global equity research team      o Analyst for global equity,              York.
     for Hardware and Software sector:          Hardware and Software sector: New     o Joined the portfolio in 2003.
     New York.                                  York.                                 o MBA, Columbia University Business
                                              o Joined the portfolio in 2003.           School.
  Stephen Scott                               o MBA, Columbia University Business     o MS, Computer Science, Michigan
  Director of Deutsche Asset Management         School.                                 State University.
  and Co-Manager to the portfolio.
   o Joined Deutsche Asset Management in
     1996, previously serving as team
     leader of Software and IT services,
     London, and analyst/portfolio
     manager, Sydney, after 1 year of
     experience as credit analyst for
     Westpac Banking Corporation;
     lecturer at Securities Institute of
     Australia.
   o Analyst for global equity, Hardware
     and Software sector: New York.
   o Graduate diploma from Securities
     Institute of Australia.
   o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002     2001     2000^b   1999^a,b
----------------------------------------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.36   $13.87   $17.77   $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                            (.03)     .01      .04      .05
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.30)   (4.50)   (3.84)    7.72
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.33)   (4.49)   (3.80)    7.77
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.01)    (.02)      --       --
----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --       --     (.10)      --
----------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.01)    (.02)    (.10)      --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 6.02   $ 9.36   $13.87   $17.77
----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (35.52)  (32.39)  (21.57)   77.70^d**
----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       219      351      270       84
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .80      .81      .82     1.19*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .80      .81      .82      .94*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.37)     .12      .21      .60*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   64       56      107       34*
----------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c  Based on average shares outstanding during the period.

^d  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. For the portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below are the actual rates paid by the portfolio for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                                 0.75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                    -----------------------------------    = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  SVS Dreman Financial Services Portfolio



Prospectus

May 1, 2003



Class A Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolio Works                                      Your Investment in the Portfolio

  3   SVS Dreman Financial Services Portfolio                  8   Buying and Selling Shares


  7   Other Policies and Risks                                 9   How the Portfolio Calculates Share Price


  7   Investment Advisor                                       9   Distributions


  7   Portfolio Subadvisor                                     9   Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS Dreman Financial Services Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

Also while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers do not intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services industry. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest a larger percentage of assets in a given stock than a diversified fund. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     value stocks may be out of favor for certain periods

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o     derivatives could produce disproportionate losses

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                                       1999        2000       2001       2002
--------------------------------------------------------------------------------
                                       -5.05      27.04      -4.86       -8.51

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -15.86%, Q3 2002

2003 Total Return as of March 31: -4.29%


Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   -8.51                        0.57

Index 1                               -22.10                       -3.58

Index 2                               -14.64                       -0.16
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: S&P Financial Index, an unmanaged index generally representative of the financial stock market.

*   Since 5/4/98. Index comparisons begin 4/30/98.

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.83
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Financial Services Portfolio to 0.99%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $85            $265           $460          $1,025
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          F. James Hutchinson
Managing Director of the subadvisor and  Managing Director of the subadvisor
Lead Manager of the portfolio.           and Portfolio Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1986.
 o Joined the portfolio in 1998.          o Joined the portfolio in 2001.
 o Founder and Chairman, Dreman Value     o Prior to joining Dreman Value
   Management L.L.C. since 1977.            Management, L.L.C. in 2000,
                                            associated with The Bank of
                                            New York for over 30 years in both
                                            the corporate finance and
                                            trust/investment management areas,
                                            including President of The Bank of
                                            New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002     2001    2000^a     1999^a    1998^a,b
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.78   $11.53   $ 9.24    $ 9.78    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .15^c    .14^c    .19^c     .18^c     .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (1.06)    (.71)    2.27      (.67)     (.26)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (.91)    (.57)    2.46      (.49)     (.22)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.08)    (.13)    (.15)     (.05)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (.05)    (.02)       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.08)    (.18)    (.17)     (.05)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.79   $10.78   $11.53    $ 9.24    $ 9.78
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (8.51)   (4.86)   27.04     (5.05)^d  (2.20)^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       120      117       66        27        16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .83      .86      .91      1.04      1.73*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .83      .86      .89       .99       .99*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.44     1.31     2.01      1.75      1.29*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   13       22       13        13         6*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c  Based on average shares outstanding during the period.

^d  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. For the portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio                             0.75%
--------------------------------------------------------------------------------



Portfolio Subadvisor

Subadvisor for SVS Dreman Financial Services Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Financial Services Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                    ----------------------------------    = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II

o  Scudder International Select Equity Portfolio



Prospectus

May 1, 2003



Class A Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolio Works                                      Your Investment in the Portfolio

  3   Scudder International Select Equity Portfolio            8   Buying and Selling Shares

  7   Other Policies and Risks                                 9   How the Portfolio Calculates Share Price

  7   Investment Advisor                                       9   Distributions

  7   Portfolio Subadvisor                                     9   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The managers will normally sell a stock when they believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case foreign stock markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other factors

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   32.79       -3.59      12.83       16.49       9.46      10.02       45.71      -20.49     -24.43     -13.48

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2003 Total Return as of March 31: -10.35%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A       -13.48                -3.58                 4.38

Index 1                    -14.76                -2.81                 4.02

Index 2                    -15.94                -2.89                 4.00
--------------------------------------------------------------------------------

Index 1: MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index), an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.*

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.*

* The portfolio historically measured its performance against the MSCI EAFE Index. Prospectively, the portfolio intends to measure its performance against the MSCI EAFE + EMF Index instead of the MSCI EAFE Index, because the advisor believes it better reflects the portfolio's investment strategy.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                         0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.85
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $87            $271           $471          $1,049
--------------------------------------------------------------------------------

The Portfolio Managers

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                               Clare Gray                              Marc Slendebroek
Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset Management
Management and Lead Manager of            Management and Co-Manager of the        and Co-Manager of the portfolio.
the portfolio.                            portfolio.                               o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in     1994 and the portfolio in 2002.
   in 1994 after 4 years of experience       1993 and the portfolio in 2002.       o Over 13 years of investment
   managing European equities as well as   o Portfolio manager with primary          industry experience.
   responsibility for insurance sector       focus on European markets and         o MA, University of Leiden
   at Schroder Investment Management.        senior analyst covering global          (Netherlands).
 o Head of International Select Equity       telecommunications and pulp and
   strategy; portfolio manager and           paper.
   analyst for Core EAFE                   o 10 years of investment industry
   strategy: London.                         experience.
 o MA, Freiburg University.
 o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .12^b     .05^b    .08^b     .07^b    .17
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.36)    (3.46)   (3.90)     6.73     1.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.24)    (3.41)   (3.82)     6.80     1.65
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.04)     (.10)      --      (.20)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (1.98)  (2.90)     (2.15)    (.60)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.04)    (2.08)  (2.90)     (2.35)    (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.96    $ 9.24   $14.73    $21.45   $17.00
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (13.48)   (24.43)  (20.49)    45.71    10.02
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        120       121      179       252      213
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .85       .92      .84       .94      .93
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.46       .44      .47       .40      .96
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   190       145       87       136       90
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. For the portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or the subadvisor make the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                       0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Subadvisor for Scudder International Select Equity Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM pays a fee to DeAMIS for acting as subadvisor to the portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                    ----------------------------------        = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II

o  SVS Dreman Small Cap Value Portfolio


Prospectus

May 1, 2003



Class A Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolio Works                                      Your Investment in the Portfolio

  3   SVS Dreman Small Cap Value Portfolio                     8   Buying and Selling Shares


  7   Other Policies and Risks                                 9   How the Portfolio Calculates Share Price


  7   Investment Advisor                                       9   Distributions


  7   Portfolio Subadvisor                                     9   Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o     value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     derivatives could produce disproportionate losses

o     at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------
               21.73      -11.25      2.80        4.05      17.63      -11.43

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2003 Total Return as of March 31: -5.56%


Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         -11.43             -0.21                3.11
Index 1                      -11.43              2.71                8.33
Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

** Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*     Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.81
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $83            $259           $450          $1,002
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor and  Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
 o Began investment career in 1957.       o Began investment career in 1957.
 o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value
   Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002     2001      2000^a    1999^a   1998^a
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.21   $11.23    $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .17^b    .09^b     .02^b     .07^b    .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (1.67)    1.89       .42       .23    (1.41)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (1.50)    1.98       .44       .30    (1.32)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)      --      (.06)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --       --        --        --    (.30)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)      --      (.06)     (.10)    (.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.66   $13.21    $11.23    $10.85   $10.65
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (11.43)   17.63      4.05      2.80   (11.25)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        250      194        84        95      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .81      .79       .82       .84      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .81      .79       .82       .83      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.28      .77       .15       .69     1.15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    86       57        36        72       43
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. For the portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or the subadvisor make the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                    ----------------------------------        = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the portfolio's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II





o  Scudder Small Cap Growth Portfolio




Prospectus

May 1, 2003



Class B Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



How the Portfolio Works                                     Your Investment in the Portfolio

  3   Scudder Small Cap Growth Portfolio                      9   Buying and Selling Shares

  7   Other Policies and Risks                               10   How the Portfolio Calculates Share Price

  8   Investment Advisor                                     10   Distributions

                                                             10   Taxes


How the Portfolio Works

This portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that this portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o    at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

          29.75       27.72      33.87      18.07       34.23      -10.93     -28.98     -33.64

---------------------------------------------------------------------------------------------------
           1995       1996        1997       1998       1999        2000       2001       2002
---------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.88%, Q4 1999                   Worst Quarter: -31.76%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                          1 Year              5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B      -33.64                -7.83                 5.04

Index                     -30.26                -6.59                 2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/1994. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     0.25
--------------------------------------------------------------------------------
Other Expenses*                                                      0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      1.11
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $113           $353           $612          $1,352
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class B

-----------------------------------------------------------------------------------------------
                                                                                       2002^a
-----------------------------------------------------------------------------------------------
Selected Per Share Data
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $ 9.39
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                      (.02)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.85)
-----------------------------------------------------------------------------------------------
  Total from investment operations                                                    (.87)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $ 8.52
-----------------------------------------------------------------------------------------------
Total Return (%)                                                                     (9.27)**
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   .5
-----------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                  .96*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                            (.39)*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                              68
-----------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below are the actual rates paid by the portfolio for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:



Portfolio Name                                        Fee Paid
-------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                     0.65%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:


                       TOTAL ASSETS - TOTAL LIABILITIES
                      ----------------------------------        = NAV
                      TOTAL NUMBER OF SHARES OUTSTANDING


We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



o  Scudder International Select Equity Portfolio



Prospectus

May 1, 2003



Class B Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



How the Portfolio Works                                     Your Investment in the Portfolio

  3   Scudder International Select Equity Portfolio           8   Buying and Selling Shares

  7   Other Policies and Risks                                8   How the Portfolio Calculates Share Price

  7   Investment Advisor                                      9   Distributions

  7   Portfolio Subadvisor                                    9   Taxes


How the Portfolio Works

This portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that this portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The managers will normally sell a stock when they believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case foreign stock markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other factors

o    derivatives could produce disproportionate losses

o    at times, market conditions might make it hard to value some investments

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   32.49       -3.83      12.55       16.20       9.19       9.74       45.35      -20.68     -24.62     -13.82

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.95%, Q4 1999                   Worst Quarter: -17.38%, Q3 1998

2003 Total Return as of March 31: -10.36%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         -13.82                -3.85                 3.64

Index 1                      -14.76                -2.81                 4.02

Index 2                      -15.94                -2.89                 4.00
--------------------------------------------------------------------------------

Index 1: MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index), an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.*

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.*

* The portfolio historically measured its performance against the MSCI EAFE Index. Prospectively, the portfolio intends to measure its performance against the MSCI EAFE+EMF Index instead of the MSCI EAFE Index because the advisor believes it better reflects the portfolio's investment strategy.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
------------------------------------------------------------------------------
Management Fee                                                     0.75%
------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
------------------------------------------------------------------------------
Other Expenses*                                                    0.25
------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.25
------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                       1 Year    3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares                 $127       $397           $686          $1,511
--------------------------------------------------------------------------------

The Portfolio Managers

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                               Clare Gray                              Marc Slendebroek
Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset Management
Management and Lead Manager of            Management and Co-Manager of the        and Co-Manager of the portfolio.
the portfolio.                            portfolio.                                o Joined Deutsche Asset Management in
  o Joined Deutsche Asset Management        o Joined Deutsche Asset Management in     1994 and the portfolio in 2002.
    in 1994 after 4 years of experience       1993 and the portfolio in 2002.       o Over 13 years of investment
    managing European equities as well as   o Portfolio manager with primary          industry experience.
    responsibility for insurance sector       focus on European markets and         o MA, University of Leiden
    at Schroder Investment Management.        senior analyst covering global          (Netherlands).
  o Head of International Select Equity       telecommunications and pulp and
    strategy; portfolio manager and           paper.
    analyst for Core EAFE                   o 10 years of investment industry
    strategy: London.                         experience.
  o MA, Freiburg University.
  o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                          2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 8.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.06)
--------------------------------------------------------------------------------
  Total from investment operations                                      (1.04)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 7.94
--------------------------------------------------------------------------------
Total Return (%)                                                        (11.58)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      .4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.11*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .54*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                190
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below are the actual rates paid by the portfolio for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:



Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Subadvisor for Scudder International Select Equity Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM pays a fee to DeAMIS for acting as subadvisor to the portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ---------------------------------        = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov


                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  SVS Dreman Small Cap Value Portfolio



Prospectus

May 1, 2003



Class B Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

How the Portfolio Works                                        Your Investment in the Portfolio

  3   SVS Dreman Small Cap Value Portfolio                       8   Buying and Selling Shares

  7   Other Policies and Risks                                   8   How the Portfolio Calculates Share Price

  7   Investment Advisor                                         9   Distributions

  7   Portfolio Subadvisor                                       9   Taxes


How the Portfolio Works

This portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that this portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o    at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

           21.43      -11.47      2.54        3.79      17.37      -11.63

--------------------------------------------------------------------------------
            1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.31%, Q2 2001                   Worst Quarter: -22.52%, Q3 1998

2003 Total Return as of March 31: -5.63%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B         -11.63             -0.46                2.86

Index 1                      -11.43              2.71                8.33

Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.**

Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*    Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                      1.21
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman Small Cap Value Portfolio to 1.24%.

Based on the costs above, this example helps you compare the expenses Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $123           $384           $665          $1,466
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor      Managing Director of the subadvisor and
and Co-Manager of the portfolio.             Co-Manager of the portfolio.
  o Began investment career in 1957.       o Began investment career in 1957.
  o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
  o Founder and Chairman, Dreman Value
    Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                        2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $13.86
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investment transactions                                          (2.38)
--------------------------------------------------------------------------------
  Total from investment operations                                    (2.21)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $11.65
--------------------------------------------------------------------------------
Total Return (%)                                                      (15.95)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                  1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              3.01*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               86
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. For the portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or the subadvisor make the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------

SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ---------------------------------        = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio's distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  Scudder Government Securities Portfolio

o  Scudder Small Cap Growth Portfolio

o  SVS Dreman High Return Equity Portfolio

o  SVS Dreman Small Cap Value Portfolio


Prospectus

May 1, 2003


Class B Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                        Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                   21   Buying and Selling Shares


  7   Scudder Small Cap Growth Portfolio                        22   How the Portfolios Calculate Share Price


 11   SVS Dreman High Return Equity Portfolio                   22   Distributions


 15   SVS Dreman Small Cap Value Portfolio                      22   Taxes


 19   Other Policies and Risks

 20   Investment Advisor

 20   Portfolio Subadvisor

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    6.21       -2.99      18.69       2.30        8.69       6.76       0.43       10.65       7.22       7.81

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.01%, Q2 1995                    Worst Quarter: -2.05%, Q1 1996

2003 Total Return as of March 31: 0.77%

Average Annual Total Returns (%) as of 12/31/2002

                          1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B       7.81                 6.52                6.43

Index 1                    8.69                 7.33                7.30

Index 2                    8.71                 7.36                7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-through of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The fund historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the fund intends to measure its performance against the Lehman Brothers GNMA Index instead of the Solomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the Hfund's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.99
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $101           $315           $547          $1,213
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class B

-------------------------------------------------------------------------------------------
 Years Ended December 31,                                                          2002^a
-------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $12.36
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                    .31
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                .15
-------------------------------------------------------------------------------------------
  Total from investment operations                                                  .46
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $12.82
-------------------------------------------------------------------------------------------
Total Return (%)                                                                 3.72**
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                3
-------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                              .84*
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                         4.95*
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                       534^c
-------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

*    Annualized

**   Not annualized

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o    at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

          29.75       27.72      33.87      18.07       34.23      -10.93     -28.98     -33.64

---------------------------------------------------------------------------------------------------
           1995       1996        1997       1998       1999        2000       2001       2002
---------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.88%, Q4 1999                   Worst Quarter: -31.76%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                          1 Year              5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B      -33.64                -7.83                 5.04

Index                     -30.26                -6.59                 2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/1994. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     0.25
--------------------------------------------------------------------------------
Other Expenses*                                                      0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      1.11
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $113           $353           $612          $1,352
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class B

-----------------------------------------------------------------------------------------------
                                                                                       2002^a
-----------------------------------------------------------------------------------------------
Selected Per Share Data
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $ 9.39
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                      (.02)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.85)
-----------------------------------------------------------------------------------------------
  Total from investment operations                                                    (.87)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $ 8.52
-----------------------------------------------------------------------------------------------
Total Return (%)                                                                     (9.27)**
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   .5
-----------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                  .96*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                            (.39)*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                              68
-----------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2002, the S&P 500 Index had a median market capitalization of $6.73 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the US.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks. However, the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o    at times, market conditions might make it hard to value some investments

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                     -11.38      30.19       1.44      -18.25

--------------------------------------------------------------------------------
                                      1999        2000       2001       2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.87%, Q3 2000                   Worst Quarter: -17.44, Q3 2002

2003 Total Return as of March 31: -6.12%

Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B                   -18.25                      -0.38

Index                                  -22.10                      -3.58
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/4/98. Index comparisons begin 4/30/98.

In the bar chart, total returns for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                             Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                      1.19
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman High Return Equity Portfolio to 1.27%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $121           $378           $654          $1,443
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                           F. James Hutchinson
Managing Director of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
  o Began investment career in 1957.        o Began investment career in 1986.
  o Joined the portfolio in 1998.           o Joined the portfolio in 2002.
  o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
    Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                              associated with The Bank of
                                              New York for over 30 years in both
                                              the corporate finance and
                                              trust/investment management areas,
                                              including President of The Bank of
                                              New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                          2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 9.57
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.00)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.82)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 8.75
--------------------------------------------------------------------------------
Total Return (%)                                                        (8.57)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       2
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.05*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                4.30*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 17
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

b    Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o    at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

           21.43      -11.47      2.54        3.79      17.37      -11.63

--------------------------------------------------------------------------------
            1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.31%, Q2 2001                   Worst Quarter: -22.52%, Q3 1998

2003 Total Return as of March 31: -5.63%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B         -11.63             -0.46                2.86

Index 1                      -11.43              2.71                8.33

Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.**

Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*    Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                      1.21
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman Small Cap Value Portfolio to 1.24%.

Based on the costs above, this example helps you compare the expenses Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $123           $384           $665          $1,466
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor      Managing Director of the subadvisor and
and Co-Manager of the portfolio.             Co-Manager of the portfolio.
  o Began investment career in 1957.       o Began investment career in 1957.
  o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
  o Founder and Chairman, Dreman Value
    Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                        2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $13.86
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investment transactions                                          (2.38)
--------------------------------------------------------------------------------
  Total from investment operations                                    (2.21)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $11.65
--------------------------------------------------------------------------------
Total Return (%)                                                      (15.95)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                  1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              3.01*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               86
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder Small Cap Growth Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio                             0.73%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------


Portfolio Subadvisor

Subadvisor for SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                     ----------------------------------   = NAV
                     TOTAL NUMBER OF SHARES OUTSTANDING

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  Scudder Fixed Income Portfolio

o  Scudder Government Securities Portfolio

o  Scudder Growth Portfolio

o  Scudder High Income Portfolio

o  Scudder Money Market Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Technology Growth Portfolio

o  Scudder Total Return Portfolio

o  SVS Dreman Small Cap Value Portfolio



Prospectus

May 1, 2003



Class B Shares

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Fixed Income Portfolio                           45   Buying and Selling Shares

  8   Scudder Government Securities Portfolio                  46   How the Portfolios Calculate Share Price

 12   Scudder Growth Portfolio                                 46   Distributions

 16   Scudder High Income Portfolio                            46   Taxes

 21   Scudder Money Market Portfolio

 25   Scudder Small Cap Growth Portfolio

 29   Scudder Technology Growth Portfolio

 34   Scudder Total Return Portfolio

 39   SVS Dreman Small Cap Value Portfolio

 43   Other Policies and Risks

 44   Investment Advisor

 44   Portfolio Subadvisors

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Fixed Income Portfolio

Formerly Scudder Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, US government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in US dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o at times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               8.76       7.67       -2.30       9.63       5.45       7.77

--------------------------------------------------------------------------------
               1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter:  4.03%, Q3 2002                   Worst Quarter:  -1.29%, Q2 1999

2003 Total Return as of March 31: 1.31%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years      Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B           7.77                 5.56              5.98

Index 1                       10.25                 7.55              8.03

Index 2                       11.04                 7.62              8.10
--------------------------------------------------------------------------------

Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.**

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.**

*    Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index instead of the Lehman Brothers Government/Corporate Bond Index because the advisor believes it better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                                         0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                       1.05
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Fixed Income Portfolio to 1.20%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                       1 Year        3 Years      5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares                 $107           $334         $579          $1,283
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Baldt                                 Warren S. Davis                         Thomas Flaherty
CFA, Managing Director of Deutsche Asset    Director of Deutsche Asset Management   Managing Director of Deutsche Asset
Management and Co-Manager of the            and Co-Manager of the portfolio.        Management and Co-Manager of the
portfolio.                                   o Joined Deutsche Asset Management in  portfolio.
  o Joined Deutsche Asset Management           1995 and the portfolio in 2002.       o Joined Deutsche Asset Management in
    in 1989 and the portfolio in 2002.       o Began investment career in 1985.        1995 and the portfolio in 2002.
  o Began investment career in 1971.         o MBA, Drexel University.               o Began investment career in 1984.

J. Christopher Gagnier                      Daniel R. Taylor                        Andrew P. Cestone
Managing Director of Deutsche Asset         CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
Management and Co-Manager of the            Asset Management and Co-Manager of the  Management and Co-Manager of the
portfolio.                                  portfolio.                              portfolio.
  o Joined Deutsche Asset Management         o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
    in 1997 and the portfolio in 2002.         1998 and the portfolio in 2002.         1998 and the portfolio in 2002.
  o Prior to that, portfolio manager,        o Prior to that, fixed income           o Prior to that, Investment Analyst,
    Paine Webber (1984-1997).                  portfolio manager, asset-backed         Phoenix Investment Partners, from
  o Began investment career in 1979.           securities analyst and senior           1997 to 1998.
  o MBA, University of Chicago.                credit analyst, CoreStates            o Prior to that, Credit Officer,
                                               Investment Advisors, from 1992 to       asset based lending group,
Gary W. Bartlett                               1998.                                   Fleet Bank, from 1995 to 1997.
CFA, Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
  o Joined Deutsche Asset Management in
    1992 and the portfolio in 2002.
  o Began investment career in 1982.
  o MBA, Drexel University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class B

-------------------------------------------------------------------------------------------
 Years Ended December 31,                                                          2002^a
-------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $11.36
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                    .27
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                .33
-------------------------------------------------------------------------------------------
  Total from investment operations                                                  .60
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $11.96
-------------------------------------------------------------------------------------------
Total Return (%)                                                                 5.28**
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                2
-------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                              .92*
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                         4.69*
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         267
-------------------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the uses of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other factors

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    6.21       -2.99      18.69       2.30        8.69       6.76       0.43       10.65       7.22       7.81

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.01%, Q2 1995                    Worst Quarter: -2.05%, Q1 1996

2003 Total Return as of March 31: 0.77%

Average Annual Total Returns (%) as of 12/31/2002

                          1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B       7.81                 6.52                6.43

Index 1                    8.69                 7.33                7.30

Index 2                    8.71                 7.36                7.33
--------------------------------------------------------------------------------

Index 1: Lehman Brothers GNMA Index, an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.*

Index 2: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that is a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-through of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.*

* The fund historically measured its performance against the Salomon Smith Barney 30-year GNMA Index. Prospectively, the fund intends to measure its performance against the Lehman Brothers GNMA Index instead of the Solomon Smith Barney 30-year GNMA Index because the advisor believes it better reflects the Hfund's diversified maturities (to include 15-year mortgages).

In the bar chart and table, total return for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.99
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $101           $315           $547          $1,213
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Sean McCaffrey                            William Chepolis
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of
  portfolio.                                the portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1996 after five years of experience       in 1998 after 18 years of
     as fixed income analyst at Fidelity       experience as vice president and
     Investments.                              portfolio manager for Norwest
   o Portfolio manager for structured          Bank where he managed the bank's
     and quantitatively based active           fixed income and foreign exchange
     investment-grade and enhanced fixed       portfolios.
     income strategies underlying retail     o Portfolio Manager and Head of the
     mutual fund and institutional             Rates Sector Specialty Fixed
     mandates.                                 Income Team: New York.
   o Heads the Fixed Income Enhanced         o Joined the portfolio in 2002.
     Strategies & Mutual Funds Team: New
     York.
   o MBA, Yale University.
   o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class B

-------------------------------------------------------------------------------------------
 Years Ended December 31,                                                          2002^a
-------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $12.36
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                    .31
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                .15
-------------------------------------------------------------------------------------------
  Total from investment operations                                                  .46
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $12.82
-------------------------------------------------------------------------------------------
Total Return (%)                                                                 3.72**
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                3
-------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                              .84*
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                         4.95*
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                       534^c
-------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 651% for the year ended December 31, 2002.

*    Annualized

**   Not annualized

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2002, the Russell 1000 Growth Index had a median market capitalization of $2.89 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Securities. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other factors

o    derivatives could produce disproportionate losses

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   14.34       -4.26      32.64       21.32      21.04      14.82       36.78      -19.26     -22.54     -29.60

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.86%, Q4 1999                   Worst Quarter: -22.02%, Q3 1998

2003 Total Return as of March 31: -0.34%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         -29.60                -7.11                 3.96

Index                        -27.88                -3.84                 6.70
--------------------------------------------------------------------------------

Index: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         0.25
--------------------------------------------------------------------------------
Other Expenses*                                                          0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          1.04
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                       1 Year     3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares                 $106        $331           $574          $1,271
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                                                          Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Jack A. Zehner                          Director of Deutsche Asset Management
Management and Co-Manager of the          Director of Deutsche Asset Management   and Co-Manager of the portfolio.
portfolio.                                and Co-Manager of the portfolio.         o Joined Deutsche Asset Management
  o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management       and the portfolio in 2002.
    the portfolio in 2002.                     and the portfolio in 2002.          o Previous experience includes 15
  o Head of Large Cap Growth Portfolio      o Previous experience includes eight     years' investment industry
    Selection Team.                           years' investment industry             experience, most recently as
  o Previous experience includes 18           experience at Mason Street Advisors    Director-- Common Stock at Mason
    years' investment industry experience     where he served most recently as       Street Advisors.
    at Mason Street Advisors, most            Director-- Common Stock.             o MBA, University of Chicago.
    recently serving as Managing Director   o MBA, Marquette University.
    and team leader for the large cap
    investment team.
  o MBA, University of Wisconsin --
    Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class B

-----------------------------------------------------------------------------------------------
                                                                                       2002^a
-----------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $16.04
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                        .06
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                 (1.27)
-----------------------------------------------------------------------------------------------
  Total from investment operations                                                   (1.21)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $14.83
-----------------------------------------------------------------------------------------------
Total Return (%)                                                                     (7.54)**
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   .1
-----------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                  .88*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                              .80*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                              38
-----------------------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder High Income Portfolio

Formerly Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio manager analyzes securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the manager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the portfolio may also invest in emerging markets, these political and market risks are even higher. Additionally, because the portfolio invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of economic trends, issuers, industries or other factors

o    derivatives could produce disproportionate losses

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   19.69       -2.49      17.10       13.77      11.33       1.20       1.90       -8.91       2.37       -0.58

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.36%, Q4 1993                    Worst Quarter: -6.72%, Q3 1998

2003 Total Return as of March 31: 4.95%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         -0.58                -0.90                 5.17

Index 1                      -0.78                 5.93                 9.72

Index 2                       3.10                 1.44                 6.52
--------------------------------------------------------------------------------

Index 1: Solomon Smith Barney Long-Term High Yield Bond Index, an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         0.25
--------------------------------------------------------------------------------
Other Expenses*                                                          0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          1.06
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $108           $337           $585          $1,294
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
  o Joined Deutsche Asset Management in
    1998 and the portfolio in 2002.
  o Prior to that, investment analyst,
    Phoenix Investment Partners, from 1997
    to 1998.
  o Prior to that, credit officer, asset based lending group, Fleet Bank, from
    1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                          2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 7.21
--------------------------------------------------------------------------------
Income (loss) from investment operations:                                  .31
  Net investment income (loss)^b
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.13)
--------------------------------------------------------------------------------
  Total from investment operations                                         .18
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 7.39
--------------------------------------------------------------------------------
Total Return (%)                                                        2.50**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       1
--------------------------------------------------------------------------------
Ratio of expenses  (%)                                                    .92*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                8.78*
--------------------------------------------------------------------------------
Portfolio turnover rate  (%)                                               138
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio may invest more than 25% of net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see below).

The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in US dollars

The Main Risks of Investing in the Portfolio

There are several risk factors that could affect the performance of the portfolio.

As with most money market funds, the most important factor is short-term interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class B shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.57        3.70       5.40       4.76        4.98       4.88       4.58        5.84       3.49       1.20

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.50%, Q3 2000                    Worst Quarter: 0.28%, Q1 2002

2003 Total Return as of March 31: 0.20%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            1.20                 3.98                4.13
--------------------------------------------------------------------------------

7-day yield as of December 31, 2002: 1.01%

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.94
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $96            $300           $520          $1,155
--------------------------------------------------------------------------------


The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class B

------------------------------------------------------------------------------
                                                                      2002^a
------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------
Net asset value, beginning of period                                $1.000
------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                        .007
------------------------------------------------------------------------------
  Total from investment operations                                    .007
------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                             (.007)
------------------------------------------------------------------------------
  Total distributions                                               (.007)
------------------------------------------------------------------------------
Net asset value, end of period                                      $1.000
------------------------------------------------------------------------------
Total Return (%)                                                     .67**
------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   3
------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       .79*
------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        .64*
------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            1.11*
------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^*   Annualized

**   Not annualized

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the US stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other factors

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o    at times, market conditions might make it hard to value some investments

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

          29.75       27.72      33.87      18.07       34.23      -10.93     -28.98     -33.64

---------------------------------------------------------------------------------------------------
           1995       1996        1997       1998       1999        2000       2001       2002
---------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.88%, Q4 1999                   Worst Quarter: -31.76%, Q3 2001

2003 Total Return as of March 31: -3.05%


Average Annual Total Returns (%) as of 12/31/2002

                          1 Year              5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B      -33.64                -7.83                 5.04

Index                     -30.26                -6.59                 2.02
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

*   Since 5/2/1994. Index comparison begins 4/30/94.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     0.25
--------------------------------------------------------------------------------
Other Expenses*                                                      0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      1.11
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $113           $353           $612          $1,352
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management   CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio. Management and Portfolio Manager of
portfolio.                                 o Joined Deutsche Asset Management in  the portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of             o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           experience as analyst at Ernst &        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Young, LLP, Evergreen Asset           o Portfolio manager with a primary
   focus on the credit                       Management and Standard & Poor's        focus on the consumer and capital
   sensitive, communications services,       Corp.                                   goods sectors.
   energy, process industries and          o Portfolio manager for US small- and   o Vice President of Mutual of America
   transportation sectors.                   mid-cap equity and senior small cap     from 1993-2000.
 o Over 30 years of investment industry      analyst for technology.               o Over 21 years of financial industry
   experience.                             o MS, American University, Kogod          experience.
 o BBA, Pace University Lubin School of      School of Business.                   o MBA, Stern School of Business,
   Business.                               o Joined the portfolio in 2002.           New York University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class B

-----------------------------------------------------------------------------------------------
                                                                                       2002^a
-----------------------------------------------------------------------------------------------
Selected Per Share Data
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $ 9.39
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                      (.02)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.85)
-----------------------------------------------------------------------------------------------
  Total from investment operations                                                    (.87)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $ 8.52
-----------------------------------------------------------------------------------------------
Total Return (%)                                                                     (9.27)**
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   .5
-----------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                  .96*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                            (.39)*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                              68
-----------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth Orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-Down Analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Specific Risk. While the portfolio does not concentrate in any industry, the portfolio focuses its investments in technology companies. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on the performance of a fund so long as a fund has a small asset base.

o    at times, market conditions might make it hard to value some investments

o    derivatives could produce disproportionate losses

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                 -21.77     -32.56     -35.72

--------------------------------------------------------------------------------
                                                  2000       2001       2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.49%, Q4 2001                   Worst Quarter: -33.68%, Q3 2001

2003 Total Return as of March 31: -0.83%

Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B                   -35.72                      -12.94

Index 1                                -27.88                      -14.77

Index 2                                -40.27                      -20.16
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

Index 2: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparison begins 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     0.25
--------------------------------------------------------------------------------
Other Expenses*                                                      0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                    1.20
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Technology Growth Portfolio to 1.35%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $122           $381           $660          $1,455
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

 Jonathan Wild                                Lanette Donovan                         Anne Meisner
 CA, Managing Director of Deutsche            Managing Director of Deutsche Asset     Director of Deutsche Asset
 Asset Management and Co-Manager to the       Management and Co-Manager to the        Management and Co-Manager to the
 portfolio.                                   portfolio.                              portfolio.
  o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
    1996 and the portfolio in 2002.              in 2000, previously serving as          in 2001, after 9 years of
  o Prior to joining the portfolio, was          analyst responsible for large cap       experience at Goldman Sachs as
    both portfolio manager and analyst           telecommunications and computer         vice president, both in the fixed
    on UK equities specializing in the           hardware companies, after 6 years       income technology division, as
    Telecoms sector, based in London.            of experience covering technology       well as in equity research as the
  o Prior to joining Deutsche Asset              sector as managing director and         lead Infrastructure Software
    Management, had 9 years of                   team leader for Citibank Asset          analyst, previously serving as
    experience as fund manager for               Management and director in              member of technical staff at
    Finsbury Asset Management and an             research covering computer              Bell Communications Research
    analyst at BZW having previously             hardware, software and services         (formerly Bell Labs).
    qualified as a chartered accountant          at College Retirement Equities        o Analyst for global equity,
    at KPMG.                                     Fund (TIAA-CREF).                       Hardware and Software sector: New
  o Head of global equity research team        o Analyst for global equity,              York.
    for Hardware and Software sector:            Hardware and Software sector: New     o Joined the portfolio in 2003.
    New York.                                    York.                                 o MBA, Columbia University Business
                                               o Joined the portfolio in 2003.           School.
 Stephen Scott                                 o MBA, Columbia University Business     o MS, Computer Science, Michigan
 Director of Deutsche Asset Management           School.                                 State University.
 and Co-Manager to the portfolio.
  o Joined Deutsche Asset Management in
    1996, previously serving as team
    leader of Software and IT services,
    London, and analyst/portfolio manager,
    Sydney, after 1 year of experience
    as credit analyst for Westpac Banking
    Corporation; lecturer at Securities
    Institute of Australia.
  o Analyst for global equity, Hardware
    and Software sector: New York.
  o Graduate diploma from Securities
    Institute of Australia.
  o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                          2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 6.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:                                (.02)
  Net investment income (loss)^b
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.29)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.31)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.01
--------------------------------------------------------------------------------
Total Return (%)                                                        (4.75)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.79)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 64
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Bond Market Risk. The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o    growth stocks tend to be out of favor for certain periods

o    a bond could fall in credit quality or go into default

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   11.85       -9.72      25.65       16.47      19.66      14.85       14.52      -2.87      -6.32      -15.39

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 13.25%, Q2 1997                   Worst Quarter: -9.97%, Q2 2002
2003 Total Return as of March 31: 0.25%

Average Annual Total Returns (%) as of 12/31/2002

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         -15.39                 0.25                 6.00

Index 1                      -22.10                -0.59                 9.34

Index 2                       10.25                 7.55                 7.51

Index 3                      -27.88                -3.84                 6.70

Index 4                       11.04                 7.62                 7.61
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*

Index 2: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.*

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.*

Index 4: Lehman Brothers Government/Corporate Bond Index, an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.*

* The portfolio historically measured its performance against the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index. Prospectively, the portfolio intends to measure its performance against the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Russell 1000 Growth Index because the advisor believes the Lehman Brothers Aggregate Bond Index better reflects the broad US bond market (including mortgages) all of which is open to the portfolio for investment -- this index provides a more accurate measure of the diversified universe in which the portfolio will invest.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          0.25
--------------------------------------------------------------------------------
Other Expenses*                                                           0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.98
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $100           $312           $542          $1,201
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Christopher Gagnier                     Daniel R. Taylor                              Janet Campagna
Managing Director of Deutsche Asset        CFA, Managing Director of Deutsche            Managing Director of Deutsche Asset
Management and Portfolio Manager of the    Asset Management and Portfolio Manager        Management and Portfolio Manager of
portfolio.                                 of the portfolio.                             the portfolio.
  o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in         o Joined Deutsche Asset Management in
    1997 and the portfolio in 2002.            1998 and the portfolio in 2002.               1999 and the portfolio in 2002.
  o Prior to that, portfolio manager,        o Prior to that, fixed income                 o Head of global and tactical asset
    Paine Webber (1984-1997).                  portfolio manager, asset backed               allocation.
  o Began investment career in 1979.           securities analyst and senior               o Investment strategist and manager
                                               credit analyst, CoreStates                    of the asset allocation strategies
Warren S. Davis                                Investment Advisors (1992-1998).              group for Barclays Global Investors
Managing Director of Deutsche Asset                                                          from 1994 to 1999.
Management and Portfolio Manager of the    David Baldt                                     o Over fifteen years of investment
portfolio.                                 CFA, Managing Director of Deutsche                industry experience.
  o Joined Deutsche Asset Management in    Asset Management and Portfolio Manager          o Master's degree in Social Science
    1995 and the portfolio in 2002.        of the portfolio.                                 from California Institute of
  o Analyst specializing in mortgage-        o Joined Deutsche Asset Management in           Technology.
    and asset-backed securities.               1989 and the portfolio in 2002.             o Ph.D, Political Science from
  o Began investment career in 1985.         o Chief Investment Officer of the               University of California at Irvine.
  o MBA, Drexel University.                    Fixed Income Fund Group.
                                             o Began investment career in 1971.          Andrew P. Cestone
Gary W. Bartlett                                                                         Managing Director of Deutsche Asset
CFA, Managing Director of Deutsche Asset   Thomas Flaherty                               Management and Portfolio Manager of
Management and Portfolio Manager of the    Director of Deutsche Asset Management         the portfolio.
portfolio.                                 and Portfolio Manager of the portfolio.         o Joined Deutsche Asset Management in
  o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in           1998 and the portfolio in 2002.
    1992 and the portfolio in 2002.            1995 and the portfolio in 2002.             o Prior to that, investment analyst,
  o Began investment career in 1982.         o Began investment career in 1984.              Phoenix Investment Partners, from
  o MBA, Drexel University.                                                                  1997 to 1998.
                                            Jack A. Zehner                                 o Prior to that, credit officer,
Julie M. Van Cleave                        Director of Deutsche Asset Management             asset based lending group, Fleet
CFA, Managing Director of Deutsche Asset   and Portfolio Manager of the portfolio.           Bank, from 1995 to 1997.
Management and Portfolio Manager of the      o Joined Deutsche Asset Management
portfolio.                                     and the portfolio in 2002.                Thomas J. Schmid
  o Joined Deutsche Asset Management and     o Previous experience includes eight        CFA, Director of Deutsche Asset
    the portfolio in 2002.                     years' investment industry                Management and Portfolio Manager of
  o Head of Large Cap Growth Portfolio         experience at Mason Street Advisors       the portfolio.
    Selection Team.                            where he served most recently as            o Joined Deutsche Asset Management
  o Previous experience includes 18            Director -- Common Stock.                     and the portfolio in 2002.
    years' investment industry experience    o MBA, Marquette University.                  o Previous experience includes 15
    at Mason Street Advisors, most                                                           years' investment industry
    recently serving as Managing Director                                                    experience, most recently as
    and team leader for the large cap                                                        Director-- Common Stock at Mason
    investment team.                                                                         Street Advisors.
  o MBA, University of Wisconsin --                                                        o MBA, University of Chicago.
    Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class B

----------------------------------------------------------------------------------------------
 Years Ended December 31,                                                             2002^a
----------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $19.46
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                       .18
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                (1.00)
----------------------------------------------------------------------------------------------
  Total from investment operations                                                   (.82)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $18.64
----------------------------------------------------------------------------------------------
Total Return (%)                                                                    (4.21)**
----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                  .8
----------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                 .86*
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                            1.96*
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                            140
----------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o    at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

           21.43      -11.47      2.54        3.79      17.37      -11.63

--------------------------------------------------------------------------------
            1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.31%, Q2 2001                   Worst Quarter: -22.52%, Q3 1998

2003 Total Return as of March 31: -5.63%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B         -11.63             -0.46                2.86

Index 1                      -11.43              2.71                8.33

Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.**

Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*    Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                      1.21
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman Small Cap Value Portfolio to 1.24%.

Based on the costs above, this example helps you compare the expenses Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $123           $384           $665          $1,466
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor      Managing Director of the subadvisor and
and Co-Manager of the portfolio.             Co-Manager of the portfolio.
  o Began investment career in 1957.       o Began investment career in 1957.
  o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
  o Founder and Chairman, Dreman Value
    Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                        2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $13.86
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investment transactions                                          (2.38)
--------------------------------------------------------------------------------
  Total from investment operations                                    (2.21)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $11.65
--------------------------------------------------------------------------------
Total Return (%)                                                      (15.95)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                  1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              3.01*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               86
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Fixed Income Portfolio

Scudder Government Securities Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                      0.60%
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                            0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                      0.50%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                                 0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                     ----------------------------------    = NAV
                     TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

o  Scudder Technology Growth Portfolio

o  SVS Dreman High Return Equity Portfolio

o  SVS Dreman Small Cap Value Portfolio



Prospectus

May 1, 2003



Class B Shares



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

How the Portfolios Work                                        Your Investment in the Portfolios

  3   Scudder Technology Growth Portfolio                       18   Buying and Selling Shares


  8   SVS Dreman High Return Equity Portfolio                   18   How the Portfolios Calculate Share Price


 12   SVS Dreman Small Cap Value Portfolio                      19   Distributions


 16   Other Policies and Risks                                  19   Taxes


 16   Investment Advisor

 17   Portfolio Subadvisors

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth Orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-Down Analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Specific Risk. While the portfolio does not concentrate in any industry, the portfolio focuses its investments in technology companies. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on the performance of a fund so long as a fund has a small asset base.

o    at times, market conditions might make it hard to value some investments

o    derivatives could produce disproportionate losses

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                 -21.77     -32.56     -35.72

--------------------------------------------------------------------------------
                                                  2000       2001       2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.49%, Q4 2001                   Worst Quarter: -33.68%, Q3 2001

2003 Total Return as of March 31: -0.83%

Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B                   -35.72                      -12.94

Index 1                                -27.88                      -14.77

Index 2                                -40.27                      -20.16
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation.

Index 2: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparison begins 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     0.25
--------------------------------------------------------------------------------
Other Expenses*                                                      0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                    1.20
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Technology Growth Portfolio to 1.35%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $122           $381           $660          $1,455
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

 Jonathan Wild                                Lanette Donovan                         Anne Meisner
 CA, Managing Director of Deutsche            Managing Director of Deutsche Asset     Director of Deutsche Asset
 Asset Management and Co-Manager to the       Management and Co-Manager to the        Management and Co-Manager to the
 portfolio.                                   portfolio.                              portfolio.
  o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
    1996 and the portfolio in 2002.              in 2000, previously serving as          in 2001, after 9 years of
  o Prior to joining the portfolio, was          analyst responsible for large cap       experience at Goldman Sachs as
    both portfolio manager and analyst           telecommunications and computer         vice president, both in the fixed
    on UK equities specializing in the           hardware companies, after 6 years       income technology division, as
    Telecoms sector, based in London.            of experience covering technology       well as in equity research as the
  o Prior to joining Deutsche Asset              sector as managing director and         lead Infrastructure Software
    Management, had 9 years of                   team leader for Citibank Asset          analyst, previously serving as
    experience as fund manager for               Management and director in              member of technical staff at
    Finsbury Asset Management and an             research covering computer              Bell Communications Research
    analyst at BZW having previously             hardware, software and services         (formerly Bell Labs).
    qualified as a chartered accountant          at College Retirement Equities        o Analyst for global equity,
    at KPMG.                                     Fund (TIAA-CREF).                       Hardware and Software sector: New
  o Head of global equity research team        o Analyst for global equity,              York.
    for Hardware and Software sector:            Hardware and Software sector: New     o Joined the portfolio in 2003.
    New York.                                    York.                                 o MBA, Columbia University Business
                                               o Joined the portfolio in 2003.           School.
 Stephen Scott                                 o MBA, Columbia University Business     o MS, Computer Science, Michigan
 Director of Deutsche Asset Management           School.                                 State University.
 and Co-Manager to the portfolio.
  o Joined Deutsche Asset Management in
    1996, previously serving as team
    leader of Software and IT services,
    London, and analyst/portfolio manager,
    Sydney, after 1 year of experience
    as credit analyst for Westpac Banking
    Corporation; lecturer at Securities
    Institute of Australia.
  o Analyst for global equity, Hardware
    and Software sector: New York.
  o Graduate diploma from Securities
    Institute of Australia.
  o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                          2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 6.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:                                (.02)
  Net investment income (loss)^b
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.29)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.31)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.01
--------------------------------------------------------------------------------
Total Return (%)                                                        (4.75)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.79)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 64
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2002, the S&P 500 Index had a median market capitalization of $6.73 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the US.

The portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks. However, the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o    at times, market conditions might make it hard to value some investments

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                     -11.38      30.19       1.44      -18.25

--------------------------------------------------------------------------------
                                      1999        2000       2001       2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.87%, Q3 2000                   Worst Quarter: -17.44, Q3 2002

2003 Total Return as of March 31: -6.12%

Average Annual Total Returns (%) as of 12/31/2002

                                       1 Year                Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B                   -18.25                      -0.38

Index                                  -22.10                      -3.58
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/4/98. Index comparisons begin 4/30/98.

In the bar chart, total returns for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                             Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                      1.19
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman High Return Equity Portfolio to 1.27%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $121           $378           $654          $1,443
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                           F. James Hutchinson
Managing Director of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
  o Began investment career in 1957.        o Began investment career in 1986.
  o Joined the portfolio in 1998.           o Joined the portfolio in 2002.
  o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
    Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                              associated with The Bank of
                                              New York for over 30 years in both
                                              the corporate finance and
                                              trust/investment management areas,
                                              including President of The Bank of
                                              New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                          2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 9.57
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.00)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.82)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 8.75
--------------------------------------------------------------------------------
Total Return (%)                                                        (8.57)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       2
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.05*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                4.30*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 17
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

b    Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2002, the Russell 2000 Value Index had a median market capitalization of $302 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Risk. To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o    at times, market conditions might make it hard to value some investments

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

           21.43      -11.47      2.54        3.79      17.37      -11.63

--------------------------------------------------------------------------------
            1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.31%, Q2 2001                   Worst Quarter: -22.52%, Q3 1998

2003 Total Return as of March 31: -5.63%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B         -11.63             -0.46                2.86

Index 1                      -11.43              2.71                8.33

Index 2                      -20.48             -1.36                2.80
--------------------------------------------------------------------------------

Index 1: Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.**

Index 2: Russell 2000 Index, a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.**

*    Since 5/1/96. Index comparisons begin 4/30/96.

** The portfolio historically measured its performance against the Russell 2000 Index and the Russell 2000 Value Index. Prospectively, the portfolio intends to measure its performance against the Russell 2000 Value Index because the advisor believes it better reflects the portfolio's investment strategy.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                      1.21
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the investment managers, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman Small Cap Value Portfolio to 1.24%.

Based on the costs above, this example helps you compare the expenses Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $123           $384           $665          $1,466
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Managing Director of the subadvisor      Managing Director of the subadvisor and
and Co-Manager of the portfolio.             Co-Manager of the portfolio.
  o Began investment career in 1957.       o Began investment career in 1957.
  o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
  o Founder and Chairman, Dreman Value
    Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                        2002^a
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Selected Per Share Data
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Net asset value, beginning of period                                  $13.86
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Income (loss) from investment operations:
  Net investment income (loss)^b                                         .17
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  Net realized and unrealized gain (loss)
    on investment transactions                                          (2.38)
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  Total from investment operations                                    (2.21)
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Net asset value, end of period                                        $11.65
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Total Return (%)                                                      (15.95)**
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Ratios to Average Net Assets and Supplemental Data
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Net assets, end of period ($ millions)                                     1
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Ratio of expenses (%)                                                  1.06*
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Ratio of net investment income (loss) (%)                              3.01*
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Portfolio turnover rate (%)                                               86
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^a   For the period from July 1, 2002 (commencement of sales of Class B shares)
     to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

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

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Technology Growth Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
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Scudder Technology Growth Portfolio                                 0.75%
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SVS Dreman High Return Equity Portfolio                             0.73%
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SVS Dreman Small Cap Value Portfolio                                0.75%
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                                       16

Portfolio Subadvisor

Subadvisor for SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $6 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.

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Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by the transfer agent, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                     ----------------------------------    = NAV
                     TOTAL NUMBER OF SHARES OUTSTANDING



We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

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To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
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Scudder Variable Series II                   811-5002
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